
CASE EQUIPMENT LOAN TRUST 1994-C
$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997  NPV Data Input Section
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001      Scheduled Cash Flows as of the End of the Fiscal Month
$18,008,346 8.45% Asset Backed Certificates due June 15, 2001          Line 0 is Scheduled Amount Delinquent
                                          IRR Calc
                                                        7.59%          Cut-off Date                     15-Sep-98
File: service\                          0     (450,200,346.00)                       0.00            1,642,204.33
                          09/15/98      1        7,864,172.44                7,864,172.44            4,922,881.99
                          10:47 PM      2        7,788,218.51                7,788,218.51            6,245,339.42
                                        3        6,098,290.26                6,098,290.26            5,286,171.95
                                        4        6,680,204.90                6,680,204.90            2,217,558.00
                                        5        6,453,480.54                6,453,480.54            1,538,241.05
                                        6        5,890,780.29                5,890,780.29              773,784.40
                                        7        8,879,283.62                8,879,283.62            1,127,631.32
                                        8       12,300,209.95               12,300,209.95              654,890.11
                                        9       12,101,814.11               12,101,814.11              519,621.77
                                       10       21,896,428.66               21,896,428.66            1,288,710.37
                                       11       17,333,296.90               17,333,296.90            2,287,687.99
                                       12       16,303,183.47               16,303,183.47            2,046,007.85
                                       13       10,751,321.82               10,751,321.82            3,482,642.80
                                       14        8,602,513.63                8,602,513.63            3,920,123.09
                                       15        5,952,117.92                5,952,117.92            3,206,363.89
                                       16        7,151,619.51                7,151,619.51              565,758.66
                                       17        6,356,878.05                6,356,878.05              212,059.71
                                       18        5,746,535.83                5,746,535.83               53,074.09
                                       19        8,624,670.79                8,624,670.79              115,736.58
                                       20       11,983,748.73               11,983,748.73               15,578.22
                                       21       11,694,225.54               11,694,225.54               25,033.76
                                       22       21,323,538.16               21,323,538.16               16,704.87
                                       23       16,809,132.62               16,809,132.62               53,329.90
                                       24       15,804,358.75               15,804,358.75               42,054.20
                                       25       10,153,425.06               10,153,425.06               29,361.95
                                       26        8,042,899.34                8,042,899.34              115,714.15
                                       27        5,480,852.44                5,480,852.44              145,116.78
                                       28        6,634,342.91                6,634,342.91               10,338.93
                                       29        5,829,123.44                5,829,123.44                    0.00
                                       30        5,137,586.61                5,137,586.61                    0.00
                                       31        7,966,103.25                7,966,103.25                    0.00
                                       32       11,050,175.62               11,050,175.62                    0.00
                                       33       10,898,584.83               10,898,584.83                    0.00
                                       34       19,898,063.41               19,898,063.41                    0.00
                                       35       15,669,692.18               15,669,692.18                    0.00
                                       36       14,289,890.41               14,289,890.41                    0.00
                                       37        8,792,567.08                8,792,567.08                    0.00
                                       38        6,759,549.67                6,759,549.67                    0.00
                                       39        4,415,403.75                4,415,403.75                    0.00
                                       40        5,385,377.69                5,385,377.69                    0.00
                                       41        4,547,363.09                4,547,363.09                    0.00
                                       42        3,838,693.71                3,838,693.71                    0.00
                                       43        6,142,384.57                6,142,384.57                    0.00
                                       44        8,816,242.37                8,816,242.37                    0.00
                                       45        8,616,041.29                8,616,041.29                    0.00
                                       46       15,937,404.00               15,937,404.00                    0.00
                                       47       11,942,510.96               11,942,510.96                    0.00
                                       48       10,654,077.41               10,654,077.41                    0.00
                                       49        5,424,959.80                5,424,959.80                    0.00


                                       50        3,782,959.87                3,782,959.87                    0.00
                                       51        1,813,489.21                1,813,489.21                    0.00
                                       52        2,663,339.69                2,663,339.69                    0.00
                                       53        1,709,618.69                1,709,618.69                    0.00
                                       54        1,237,241.96                1,237,241.96                    0.00
                                       55        2,562,766.13                2,562,766.13                    0.00
                                       56        4,791,820.16                4,791,820.16                    0.00
                                       57        4,459,480.23                4,459,480.23                    0.00
                                       58        9,476,468.84                9,476,468.84                    0.00
                                       59        7,263,880.99                7,263,880.99                    0.00
                                       60        6,892,837.29                6,892,837.29                    0.00
                                       61        1,695,598.23                1,695,598.23                    0.00
                                       62          454,545.19                  454,545.19                    0.00
                                       63           63,388.11                   63,388.11                    0.00
                                       64          277,644.40                  277,644.40                    0.00
                                       65           18,342.94                   18,342.94                    0.00
                                       66           55,752.60                   55,752.60                    0.00
                                       67           19,642.48                   19,642.48                    0.00
                                       68          145,105.22                  145,105.22                    0.00
                                       69           57,633.99                   57,633.99                    0.00
                                       70          178,018.77                  178,018.77                    0.00
                                       71          232,438.28                  232,438.28                    0.00
                                       72          280,576.17                  280,576.17                    0.00

                                              Total Time Balance of Scheduled Cash Flows            42,559,722.13
                                               532,845,929.33              532,845,929.33



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1994-C
$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001    File: service\
$18,008,346 8.45% Asset Backed Certificates due June 15, 2001
Prepared by Andrea Robers Phone 414-636-7024
Payment Date                                                                                            15-Sep-98
Month Begin                                                                                             01-Aug-98
Month End                                                                       15-Dec-94               31-Aug-98

Part I -- Monthly Data Input

Date Input Section
Description                                                   Source

Total Receipts During the Period:
  Cash collections (Incl. deferred int.)                                                            $4,686,997.39

        Total Receipts                                                                              $4,686,997.39

Warranty Repurchases:
  Contracts deferred beyond A-2 maturity date                                                               $0.00
  Government obligors                                                                                       $0.00
        Total Warranty Repurchases                                                                          $0.00

TOTAL COLLECTIONS FOR THE PERIOD                                                                    $4,686,997.39


Miscellaneous Data
  Aggregate Scheduled Amounts 30 - 59 days past due                                                   $331,657.96
  Aggregate Scheduled Amounts 60 days or more past due                                                $414,481.26
  Net Losses on Liquidated Receivables                                                                 $22,767.74
  Number of Loans at Beginning of Period                                           16,602                   4,391
  Number of Loans at End of Period                                                                          3,818
  Repossessed Equipment not Sold or Reassigned (Beginning)                                                  $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                $0.00                   $0.00
  Reinvestment Income                                                                                 $109,269.73

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PART II -- SERVICING CALCULATIONS                                                                                   15-Sep-98
1.  Sources and Uses of Collection Account Balance
Contract Value (WAPR = 7.589%) (Beg. of Month)                                                                 $45,074,617.89
Contract Value (WAPR = 7.589%) (End of Month)                                   7.589%    $450,200,346.00      $40,673,716.40
Contract Value Decline                                                                                          $4,400,901.49

Total Collections and Investment Income for the period (Total Dist Amt)                                         $4,796,267.12

A-1 Notes' Earned Interest for the period (Clause (i) of NQIDA)                                     7.60%               $0.00
A-2 Notes' Earned Interest for the period (Clause (ii) of NQIDA)                                    8.10%         $163,668.59
Certificates' Earned Interest for the period (Clause (i) of CQIDA)                                  8.45%          $91,908.39

Servicing Fee for the period (Section 4.07)                                                         1.00%          $37,562.18
Administration Fee for the period (Administration Agmt Section 3)                         $500/qtr                    $166.67
Principal Distribution Amount for the period                                                                    $4,400,901.49
2.  Calculation of Distributable Amounts
Class A-1 Note Beginning Principal Balance                                                                              $0.00
Class A-1 Noteholders' Principal Carryover Shortfall (beginning of period)                                              $0.00
A-1 Noteholders' share of the Principal Distribution Amount                                                           100.00%
Class A-1 Noteholders' Monthly Principal Distributable Amount                                                           $0.00

Class A-2 Note Beginning Principal Balance                                                                     $24,247,199.01
A-2 Noteholders' Percentage                                                                                            96.00%
Class A-2 Noteholders' Principal Carryover Shortfall (beginning of period)                                              $0.00
A-2 Noteholders' share of Principal Distribution Amount                                                                96.00%
Class A-2 Noteholders' Monthly Principal Distributable Amount                                                   $4,224,865.43

Certificate Beginning Principal Balance                                                                        $13,052,078.39
Certificateholders' Principal Carryover Shortfall (beginning of period)                                                 $0.00
Certificateholders' Monthly Principal Distributable Amount                                                        $176,036.06

Total Interest Distributable Amount (Notes + Certs)                                                               $255,576.98

Total Beginning Principal Balance of Notes and Certificates                                                    $37,299,277.40

3.  Allocation of Total Distribution Amount (excluding YSA)
Interest Distribution Amount  (IDA)                                                                               $395,365.63
Principal Distribution Amount  (PDA)                                                                            $4,400,901.49
Total Distribution Amount  (TDA)                                                                                $4,796,267.12

Beginning Yield Supplement Account Balance                                                                      $4,510,942.90

YSA supplement (0.041666% * beg. pd. Pool Balance)                                                                 $18,780.79
YSA Interest Distributable Shortfall                                                                                    $0.00
Total Collection Period Yield Supplement Amount                                                                    $18,780.79
Released to Seller upon recalculation                                                                                   $0.00

Ending Yield Supplement Account Balance                                                                         $4,492,162.11

Adjusted Total Distribution Amount                                                                              $4,815,047.91

Administration Fee Shortfall (Beginning of Period Shortfall)                                                            $0.00
Administration Fees Accrued during this Period                                                                        $166.67
Administration Fees Paid this Period from TDA                                                                         $166.67


Administration Fee Shortfall (End of Period Shortfall)                                              $0.00               $0.00

Total Distribution Amount Remaining                                                                             $4,814,881.24

A-1 Noteholders' Interest Carryover Shortfall (Beginning)                       1st Pd                 30               $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                             7.600%               $0.00

A-1 Noteholders' Monthly Interest Distributable Amount                                             7.600%               $0.00
A-1 Noteholders' Interest Paid this Period from TDA                                                                     $0.00
Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)                                         $0.00               $0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)                                                               $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                  $0.00
First period accrual difference                                                                                        210.98
A-2 Noteholders' Monthly Interest Distributable Amount                                              8.10%         $163,668.59
A-2 Noteholders' Interest Paid this Period from TDA                                                               $163,668.59
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)                                         $0.00               $0.00

Noteholders' Interest Carryover Shortfall (Beginning)                                                                   $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                  $0.00
Noteholders' Monthly Interest Distributable Amount                                                                $163,668.59
Noteholders' Interest Paid this Period from TDA                                                                   $163,668.59
Prelim. Noteholders' Interest Carryover Shortfall (End)                                                                 $0.00
Total Distribution Amount Remaining                                                                             $4,651,212.65

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)                                                        $0.00
A-1 Noteholders' Principal Distributable Amount this Period                                                             $0.00
A-1 Noteholders' Principal Paid this Period from TDA                                                                    $0.00
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)                                  $0.00               $0.00

Total Distribution Amount Remaining                                                                             $4,651,212.65

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)                                                        $0.00
A-2 Noteholders' Principal Distributable Amount this Period                                                     $4,224,865.43
A-2 Noteholders' Principal Paid this Period from TDA                                                            $4,224,865.43
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)                                  $0.00               $0.00

Total Distribution Amount Remaining                                                                               $426,347.22

Certificateholders' Interest Carryover Shortfall (Beginning)                                                            $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                  $0.00
first month accrual difference                                                                                         $14.04
Certificateholders' Earned Interest                                                                 8.45%          $91,908.39
Certificateholders' Interest Paid this Period from TDA                                                             $91,908.39
Prelim. Certificateholders' Interest Carryover Shortfall (End)                                      $0.00               $0.00

Total Distribution Amount Remaining                                                                               $334,438.83

Certificateholders' Principal Carryover Shortfall (Beginning) Less 5.06(f) Shortfall                                    $0.00
Certificateholders' Monthly Principal Distributable Amount                                                        $176,036.06
Certificateholders' Principal Paid this Period from TDA (excl. 5.06(f))                                           $176,036.06
Prelim. Certificateholders' Principal Carryover Shortfall (End) (Less 5.06(f) Shortfall)            $0.00               $0.00

Total Distribution Amount Remaining                                                                               $158,402.77

Cumulative Aggregate 5.06(f) Certificateholders' Principal Shortfall (Beginning)                                        $0.00


5.06(f) Shortfall Paid this Period from TDA                                                                             $0.00
Prelim. Cumulative Aggregate 5.06(f) Certificateholders' Principal Shortfall (End)                  $0.00               $0.00

Servicing Fee Shortfall (Beginning of Period)                                                                           $0.00
Servicing Fees Accrued during this Period                                                           1.00%          $37,562.18
Servicing Fees Paid this Period from TDA                                                                           $37,562.18
Servicing Fee Shortfall (End of Period)                                                             $0.00               $0.00

Total Distribution Amount Remaining to Deposit to Reserve Acct                                                    $120,840.59
4.  Distributions from Spread Account
Spread Account Balance at beginning of period                                             $22,510,017.00       $15,757,012.00
Deposit to Spread Account from Excess Collections over Distributions                       $2,251,002.00          $120,840.59

Distribute from Spread Account to Noteholders' Distr. Account                                                           $0.00
Adjustment to A-1 Interest Carryover Shortfall                                                                          $0.00
Adjustment to A-2 Interest Carryover Shortfall                                                                          $0.00
Adjustment to A-1 Principal Carryover Shortfall                                                                         $0.00
Adjustment to A-2 Principal Carryover Shortfall                                                                         $0.00

Prelim. Spread Account Balance Remaining                                                                       $15,877,852.59

Distribute from Spread Account to Certificateholders' Distr. Account                                                    $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                                                          $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                                                         $0.00

Prelim. Spread Account Balance Remaining                                                                       $15,877,852.59

Cumulative Realized Losses since 31-January-94 (Cut-off Date)                                                     $896,516.01
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                     NO
4*(Realized Losses during Collection Period + Repos at end of Collection Period)                                   $91,070.96
Is 4*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                             NO
60 day Delinquent Scheduled Amounts                                                                               $414,481.26
Are >60 day Delinquencies > 2.25% of Ending Pool Balance?                                 NO                  NO
Are any of the three conditions "YES"?                                                                        NO

Preliminary Class A-1 Note Principal Balance (End of Period)                                                            $0.00
Preliminary Class A-2 Note Principal Balance (End of Period)                                                   $20,022,333.58
Preliminary Certificate Principal Balance (End of Period)                                                      $12,876,042.33
Preliminary Total Principal Balance of Notes and Certificates                                                  $32,898,375.91

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                                           $15,757,012.00
Greater of:
(a)  5.00% of Pool Balance at end of Collection Pd; and                                             5.00%       $2,033,685.82

(b)  Floor (Until Outstanding Note and Certificate Balance = Spread Account)                                   $15,757,012.00

Prelim. Spread Account Balance Remaining                                                                       $15,877,852.59
Addtional reserve added to spread account
Prelim. Excess Spread Account Balance                                                                             $120,840.59

Release from Spread Account to Seller as "Excess Servicing Fee"                           Turbo Date                    $0.00
Release of additional reserve added to Spread Account to Seller
Total realeases from Spread Account to Seller                                                                            0.00
Release from Spread Account to A-1 Noteholders as Principal                                    15-Jul-95                $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                       $120,840.59
Ending Spread Account Balance (after distributions)                                                            $15,757,012.00


Net Change in Reserve Account Balance                                                                                   $0.00

Decrease in Certificate Balance (Section 5.06 (f))                                                                      $0.00
Increase in Certificate Balance (Section 5.06 (f))                                                                      $0.00
Cumulative Aggregate Reduction in Certificate Balance pursuant to 5.06 (f)                                              $0.00

5.  Ending Balances
Class A-1 Interest Carryover Shortfall  (Ending Balance)                                                                $0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)                                                                $0.00
Noteholders' Interest Carryover Shortfall  (Ending Balance)                                                             $0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)                                                               $0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)                                                               $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                      $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                     $0.00

Class A-1 Note Principal Balance (End of Period)                                                                        $0.00
Class A-2 Note Principal Balance (End of Period)                                                               $19,901,492.99
Certificate Principal Balance (End of Period)                                                                  $12,876,042.33
Total Principal Balance of Notes and Certificates                                                              $32,777,535.32

Class A-1 Note Pool Factor (End of Period)                                                $287,000,000.00           0.0000000
Class A-2 Note Pool Factor (End of Period)                                                $145,192,000.00           0.1370702
Certificate Pool Factor (End of Period)                                                    $18,008,346.00           0.7150042
Total Notes & Certificates Pool Factor (End of Period)                                                              0.0728066

Specified Spread Account Balance (after all distributions and adjustments)                                     $15,757,012.00


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1994-C

STATEMENT TO NOTEHOLDERS

$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001

Payment Date:                                                                                                   15-Sep-98
(1)  Amount of principal being paid on Notes:

  (a)  Class A-1 Notes:                                                                                             $0.00
  per $1,000 original principal amount:                                                                        0.00000000

  (b)  Class A-2 Notes:                                                                                     $4,345,706.02
  per $1,000 original principal amount:                                                                       29.93075392

  (c)  Total:                                                                                               $4,345,706.02

(2)   Amount of interest being paid on Notes:

  (a)  Class A-1 Notes:                                                                                             $0.00
  per $1,000 original principal amount:                                                                        0.00000000

  (b)  Class A-2 Notes:                                                                                       $163,668.59
  per $1,000 original principal amount:                                                                        1.12725628

  (c)  Total:                                                                                                 $163,668.59

(3)  Pool Balance at end of related Collection Period:                                                     $40,673,716.40

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of
        Class A-1 Notes:                                                                                            $0.00
       (ii)  Class A-1 Note Pool Factor:                                                                        0.0000000

  (b) (i)  outstanding principal amount of                                                                 $19,901,492.99
        Class A-2 Notes:                                                                                        0.1370702
       (ii)  Class A-2 Note Pool Factor:

  (c) (i)  Certificate Balance                                                                             $12,876,042.33
       (ii)  Certificate Pool Factor:                                                                           0.7150042

(5)  Amount of Servicing Fee:                                                                                  $37,562.18
  per $1,000 Original Pool Balance:                                                                            0.08343437

(6)  Amount of Administration Fee:                                                                                $166.67
  per $1,000 Original Pool Balance:                                                                            0.00037021

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                   $22,767.74

(9)  Amount in Spread Account:                                                                             $15,757,012.00


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1994-C

STATEMENT TO CERTIFICATEHOLDERS

$18,008,346 8.45% Asset Backed Certificates due June 15, 2001

Payment Date:                                                                                                   15-Sep-98
(1)  Amount of principal being paid or distributed:

  (a)  Class A-1 Notes:                                                                                             $0.00

  (b)  Class A-2 Notes:                                                                                     $4,345,706.02

  (c)  Certificates:                                                                                          $176,036.06
         per $1,000 original principal amount:                                                                 9.77524864

  (d)  Total:                                                                                               $4,521,742.08

(2)   Amount of interest being paid or distributed:

  (a)  Class A-1 Notes:                                                                                             $0.00

  (b)  Class A-2 Notes:                                                                                       $163,668.59

  (c)  Certificates:                                                                                           $91,908.39
         per $1,000 original principal amount:                                                                 5.10365501

  (d)  Total:                                                                                                 $255,576.98

(3)  Pool Balance at end of related Collection Period:                                                     $40,673,716.40

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of
        Class A-1 Notes:                                                                                            $0.00
       (ii)  Class A-1 Note Pool Factor:                                                                        0.0000000

  (b) (i)  outstanding principal amount of
        Class A-2 Notes:                                                                                   $19,901,492.99
       (ii)  Class A-2 Note Pool Factor:                                                                        0.1370702

  (c) (i)  Certificate Balance                                                                             $12,876,042.33
       (ii)  Certificate Pool Factor:                                                                           0.7150042

(5)  Amount of Servicing Fee:                                                                                  $37,562.18
  per $1,000 Original Pool Balance:                                                                            0.08343437

(6)  Amount of Administration Fee:                                                                                $166.67
  per $1,000 Original Pool Balance:                                                                            0.00037021

(7)  Aggregate Purchase Amounts for related Collection Period:                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                   $22,767.74

(9)  Amount in Spread Account:                                                                             $15,757,012.00


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1994-C

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                                                   15-Sep-98
(1)  Payment of Administration Fee to Administrator:                                                              $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                     $163,668.59

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                   $4,345,706.02

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                               $91,908.39

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                              $176,036.06

(6)  Payment of Servicing Fee to Servicer:                                                                     $37,562.18

(7)  Deposit to Spread Account:                                                                               $120,840.59

Check for Error                                                                                                  NO ERROR
Sum of Above Distributions                                                                                  $4,935,888.50
Total Distribution Amount                                                                                   $4,935,888.50



    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
      CASE EQUIPMENT LOAN TRUST 1994-C


      SERVICER'S CERTIFICATE



      $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
      $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001
      $18,008,346 8.45% Asset Backed Certificates due June 15, 2001

      Payment Date:                                                                                                15-Sep-98
(1)   Total Distribution Amount:                                                                               $4,796,267.12

(2)   Administration Fee:                                                                                            $166.67

(3)   Class A-1 Noteholders' Interest Distributable Amount:                                                            $0.00

(4)   Class A-1 Noteholders' Interest Carryover Shortfall:                                                             $0.00

(5)   Class A-2 Noteholders' Interest Distributable Amount:                                                      $163,668.59

(6)   Class A-2 Noteholders' Interest Carryover Shortfall:                                                             $0.00

(7)   Class A-1 Noteholders' Interest Distributable Amount:                                                            $0.00

(8)   Class A-2 Noteholders'  Interest Distributable Amount:                                                     $163,668.59

(9)   Noteholders' Interest Distributable Amount:                                                                $163,668.59

(10)  Class A-1 Noteholders'  Principal Distributable Amount:                                                          $0.00

(11)  Class A-1 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(12)  Class A-1 Noteholders' Principal Distributable Amount:                                                           $0.00

(13)  Class A-2 Noteholders' Percentage:                                                                                 96%

(14)  Class A-2 Noteholders'  Principal Distributable Amount:                                                  $4,224,865.43
      Accelerated Principal Distribution Amount -- included in (14)

(15)  Class A-2 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(16)  Class A-2 Noteholders' Principal Distributable Amount:                                                   $4,224,865.43

(17)  Noteholders' Principal Distributable Amount:                                                             $4,224,865.43

(18)  Noteholders' Distributable Amount:                                                                       $4,388,534.03

(19)  Certificateholders'  Interest Distributable Amount:                                                         $91,908.39

(20)  Certificateholders' Interest Carryover Shortfall:                                                                $0.00

(21)  Certificateholders' Interest Distributable Amount:                                                          $91,908.39

(22)  Certificateholders' Percentage:                                                                                     4%


(23)  Certificateholders'  Principal Distributable Amount:                                                       $176,036.06

(24)  Certificateholders' Principal Carryover Shortfall:                                                               $0.00

(25)  Certificateholders' Principal Distributable Amount:                                                        $176,036.06

(26)  Certificateholders' Distributable Amount:                                                                  $267,944.45

(27)  Servicing Fee:                                                                                              $37,562.18

(28)  Deposit to Spread Account (before any distributions of excess):                                            $120,840.59

(29)  Specified Spread Account Balance (after all distributions and adjustments) :                            $15,757,012.00
      The greater of:
      (a) 5.00% of the Pool Balance at the beginning of the Collection Period
          in which the Payment Date occurs plus                                                                $2,033,685.82

      (b) Floor (Until Notes + Certificates = Spread Account)                                                 $15,757,012.00

(30)  Spread Account Trigger Tests:
      (a)  (i)  Aggregate Realized Losses from the Cutoff Date through
                the end of the related Collection Period:                                                        $896,516.01

           (ii) 2.25% of the Original Pool Balance:                                                           $10,129,507.78

      (b)  (i)  4 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
                has been repossessed but in which the receivable has not been liquidated:                         $91,070.96

           (ii) 1.65% of the Pool Balance at the beginning of the related Collection Period:                      877,630.30

      (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
                as of the end of the related Collection Period:                                                  $414,481.26

           (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs:                                                                $915,158.62

(31)  Spread Account Balance over the Specified Spread Account Balance:                                          $120,840.59

(32)  Excess Amount in Spread Account Distributed To:
      (a)  Seller:                                                                                                     $0.00
      (a1) Release of additional reserve added to Spread Account to Seller
      (a2) Total release from Spread Account to Seller                                                                  0.00
      (b)  A-1 Noteholders:                                                                                            $0.00
      (c)  A-2 Noteholders:                                                                                      $120,840.59
(32a) Excess Amount in Yield Supplement Account Released to Seller:                                                     0.00

(33)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account (other than as set forth in (32)(b) above):                                   $0.00

(34)  Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                                                       $0.00

(35)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                                 $40,673,716.40


(36)  After giving effect to all distributions on such Payment Date:
      Outstanding Principal Balance of Class A-1 Notes:                                                                $0.00
           Class A-1 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of Class A-2 Notes:                                                  $19,901,492.99
           Class A-2 Note Pool Factor:                                                                             0.1370702

           Outstanding Principal Balance of the Certificates:                                                 $12,876,042.33
           Certificate Pool Factor:                                                                                0.7150042

(37)  Aggregate Purchase Amounts for related Collection Period:                                                        $0.00

(38)  Aggregate Amount of Realized Losses for the related Collection Period:                                      $22,767.74
(38a) Yield Supplement Account balance after giving effect to all distributions:                                4,492,162.11

(39)  Spread Account Balance after giving effect to all distributions:                                        $15,757,012.00





                                                   27-Sep-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1994-C

Dear Bruce:


Per our agreement at closing, the following information regarding the Case Equipment
Loan Trust 1994-C is provided to Moody's for the following collection month.

           Pool Balance on                                                                                         01-Aug-98
                                                                                                              $45,074,617.89
           Pool Balance on                                                                                         31-Aug-98
                                                                                                              $40,673,716.40

           Realized Losses during collection month:                                                               $22,767.74

           Aggregate Scheduled Payments delinquent by more
           than 60 days at the end of collection month:                                                          $414,481.26

           Aggregate Contract Value of all Receivables as to
           which the related Financed Equipment has been
           repossessed but in which the Receivable has not
           been liquidated at the end of the collection month:                                                         $0.00

   Total Collections During the Month:                                                                         $4,796,267.12

Sincerely,




Peter Hong
Case Credit Corporation



                                                                                             3.00
  Month End                                                        Dec-94                  Aug-98

  Actual Contract Value                                    450,200,346.00           40,673,716.40

  Scheduled Cash Flows                                               0.00           19,495,665.01

  Scheduled Contract Value                                 811,697,766.94           57,765,361.88

                                   Current Month CPR                                   -786.5699%

                                   Life time CPR                                         75.4198%


 CASE EQUIPMENT LOAN TRUST 1995-A
 $576,000,000 7.30% Asset Backed Notes due March 15, 2002
 $24,000,000 7.65% Asset Backed Certificates due March 15, 2002      09/15/98
 Prepared by Lisa Sorenson Phone 414-636-6184                        10:58 PM
                                                          File: service\us95a
NPV Data Input Section             IRR Calc                             15-Sep-98
                                    7.562%             Cut-off Date         pool 1                pool 2             pool 3
Scheduled Cash Flows       0   (352,717,651.45)          756,797.64          839,379.18           274,292.69         427,612.98
as of the End of           1      4,418,039.53         3,661,241.89        1,881,491.34           699,148.92         545,663.38
the Fiscal Month           2      4,012,602.90         4,012,602.90        1,450,171.57           453,513.70         697,403.10
Line 0 is Scheduled        3      3,907,325.73         3,907,325.73        2,266,789.01           568,057.97         525,641.54
 Amount Delinquent         4      5,254,112.46         5,254,112.46       10,568,344.26           868,149.26       1,313,818.48
                           5      6,443,901.17         6,443,901.17        7,015,228.63           864,738.40       1,013,888.68
                           6      5,675,841.78         5,675,841.78        3,751,430.05         4,688,347.57         661,789.40
                           7      9,401,221.89         9,401,221.89        1,223,870.17         5,534,583.92       4,171,947.65
                           8      5,176,887.89         5,176,887.89          511,032.85           258,477.66       4,959,981.89
                           9      7,504,062.59         7,504,062.59          337,086.07           119,286.04          77,683.76
                          10     25,460,912.46        25,460,912.46          617,766.85            87,201.04         117,940.90
                          11     17,161,198.48        17,161,198.48          968,333.02            82,063.06         244,645.36
                          12      9,725,133.70         9,725,133.70          633,500.75           166,163.96          71,128.82
                          13      5,313,727.52         5,313,727.52          916,501.44           195,952.41         140,975.19
                          14      4,141,877.81         4,141,877.81          568,138.63           139,475.56         212,722.32
                          15      3,728,364.97         3,728,364.97        1,156,676.44           175,413.32         123,450.86
                          16      4,893,554.35         4,893,554.35        7,257,437.19           394,065.79         514,635.59
                          17      6,214,011.07         6,214,011.07        4,397,332.37           416,406.06         546,932.88
                          18      5,387,093.37         5,387,093.37        1,834,190.11         2,807,837.09         199,807.91
                          19      8,842,052.74         8,842,052.74          338,869.26         2,963,272.87       1,675,317.49
                          20      4,928,939.62         4,928,939.62           62,443.27           130,773.76       2,272,718.39
                          21      7,229,379.49         7,229,379.49           90,471.49             9,950.38          42,000.90
                          22     25,037,082.60        25,037,082.60           16,937.74             4,098.18          37,231.58
                          23     16,779,221.10        16,779,221.10           39,013.37                 0.00          22,093.78
                          24      9,308,425.49         9,308,425.49            1,715.60            11,796.59             497.05
                          25      4,795,285.30         4,795,285.30            1,715.60            32,608.34             497.05
                          26      3,781,783.09         3,781,783.09           17,752.28                 0.00          60,175.17
                          27      3,273,512.75         3,273,512.75            1,715.60                 0.00             497.05
                          28      4,371,478.35         4,371,478.35          151,785.04                 0.00             497.05
                          29      5,537,022.24         5,537,022.24           64,494.56            27,910.39          48,591.28
                          30      4,897,672.87         4,897,672.87           35,254.58            50,115.97             497.05
                          31      8,011,042.60         8,011,042.60           18,366.93            10,322.30         171,256.09
                          32      4,491,987.98         4,491,987.98              692.13                 0.00          12,811.40
                          33      6,683,794.29         6,683,794.29                0.00                 0.00               0.00
                          34     24,058,728.76        24,058,728.76                0.00                 0.00               0.00
                          35     15,848,613.80        15,848,613.80                0.00                 0.00               0.00
                          36      8,320,850.71         8,320,850.71                0.00                 0.00               0.00
                          37      3,990,580.08         3,990,580.08                0.00                 0.00               0.00
                          38      2,991,922.80         2,991,922.80                0.00                 0.00          39,254.82
                          39      2,433,481.82         2,433,481.82                0.00                 0.00               0.00
                          40      3,283,542.26         3,283,542.26                0.00                 0.00               0.00
                          41      4,374,194.28         4,374,194.28                0.00                 0.00               0.00
                          42      3,724,329.06         3,724,329.06                0.00                 0.00               0.00
                          43      6,417,821.23         6,417,821.23                0.00                 0.00               0.00
                          44      3,114,191.49         3,114,191.49                0.00                 0.00               0.00
                          45      4,864,826.68         4,864,826.68                0.00                 0.00               0.00
                          46     20,215,309.91        20,215,309.91                0.00                 0.00               0.00
                          47     12,909,728.71        12,909,728.71                0.00                 0.00               0.00
                          48      6,349,954.88         6,349,954.88                0.00                 0.00               0.00
                          49      2,282,299.00         2,282,299.00                0.00                 0.00               0.00
                          50      1,264,180.73         1,264,180.73                0.00                 0.00               0.00
                          51        684,213.18           684,213.18                0.00                 0.00               0.00
                          52      1,214,774.34         1,214,774.34                0.00                 0.00               0.00
                          53      1,940,632.37         1,940,632.37                0.00                 0.00               0.00
                          54      1,492,868.04         1,492,868.04                0.00                 0.00               0.00
                          55      3,355,837.69         3,355,837.69                0.00                 0.00               0.00
                          56      1,372,485.44         1,372,485.44                0.00                 0.00               0.00
                          57      2,427,126.28         2,427,126.28                0.00                 0.00               0.00
                          58     14,388,915.95        14,388,915.95                0.00                 0.00               0.00
                          59      8,159,079.37         8,159,079.37                0.00                 0.00               0.00
                          60      2,986,211.22         2,986,211.22                0.00                 0.00               0.00



                          61        715,159.00           715,159.00                0.00                 0.00               0.00
                          62        236,175.21           236,175.21                0.00                 0.00               0.00
                          63         27,528.60            27,528.60                0.00                 0.00               0.00
                          64         42,207.34            42,207.34                0.00                 0.00               0.00
                          65         47,609.45            47,609.45                0.00                 0.00               0.00
                          66          8,162.69             8,162.69                0.00                 0.00               0.00
                          67        121,075.68           121,075.68                0.00                 0.00               0.00
                          68         15,557.18            15,557.18                0.00                 0.00               0.00
                          69        101,621.40           101,621.40                0.00                 0.00               0.00
                          70        437,852.74           437,852.74                0.00                 0.00               0.00
                          71        196,938.60           196,938.60                0.00                 0.00               0.00
                          72         61,221.73            61,221.73                0.00                 0.00               0.00
                          73         17,674.81            17,674.81                0.00                 0.00               0.00

Total Time Balance
of Scheduled Cash Flows
                                418,284,034.69       418,284,034.69       49,035,927.38        22,034,023.20      20,951,606.84

------------------------------------------------------------------------------
------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

Payment Date                                                                                                        15-Sep-98
Month Begin                                                                                                         01-Aug-98
Month End                                                                                   28-Feb-95               31-Aug-98
Days in accrual period (30/360)                                                                                            30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                                $3,870,253.27

Warranty Repurchases
    Contracts deferred beyond final maturity date                                                                       $0.00
    Government obligors                                                                                                 $0.00
          Total Warranty Repurchases                                                                                    $0.00


Total Collections For The Period                                                                                $3,870,253.27

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                                             $263,685.55
    Aggregate Scheduled Amounts 60 days or more past due                                                          $588,121.01
    Net Losses on Liquidated Receivables                                                                           $50,018.21
    Number of Loans at Beginning of Period                                                                              8,379
    Number of Loans at End of Period                                                                                    8,109
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                            $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                  $0.00
    Reinvestment Income                                                                                           $110,080.62
    Pre-Funding Account Reinvestment Income                                                                             $0.00

------------------------------------------------------------------------------
------------------------------------------------------------------------------


PART II -- SERVICING CALCULATIONS                                                         15-Sep-98
1.  Sources and Uses of Collection Account Balance             Cut-off Date    pool 1          pool 2         pool 3

Initial Pool Balance                                                           $600,998,991.37
Wtd. Avg. APR                                                           7.564%          7.564%         7.482%         7.806%
Contract Value (Beg. of Month)                                                  $48,619,010.55 $21,210,274.22 $20,322,876.97
Contract Value  (End of Month)                                 $352,717,651.45  $46,429,229.92 $20,729,802.10 $19,652,644.12
Contract Value Decline                                                           $2,189,780.63    $480,472.13    $670,232.85

Total Collections and Investment Income for the period                           $3,980,333.89

Yield Supplement Amount                                                             $11,954.63
Negative Carry Amount                                                                    $0.00

Total Distribution Amount (TDA)                                                  $3,992,288.52

Principal Distribution Amount  (PDA)                                             $3,340,485.60
Interest Distribution Amount  (IDA)                                                $651,802.91

2.  Calculation of Distributable Amounts

Note Beginning Principal Balance                                                $61,630,817.42
Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
Noteholders' Share of the Principal Distribution Amount                                 96.00%
Noteholders' Principal Distributable Amount                                      $3,206,866.18

Certificate Beginning Principal Balance                                          $8,488,039.63
Certificateholders' Principal Carryover Shortfall (Previous Period)                      $0.00
Certificateholders' Share of the Principal Distribution Amount                           4.00%
Certificateholders' Principal Distributable Amount                                 $133,619.42

Interest Accrued on Notes this period                                   7.30%      $374,920.81
Noteholders' Interest Carryover Shortfall (Previous Period)                              $0.00
Interest Due (in Arrears) on above Shortfall                                             $0.00
Noteholders' Interest Distributable Amount                                         $374,920.81

Interest Accrued on Certificates this period                            7.65%       $54,111.25
Certificateholders' Interest Carryover Shortfall (Previous Period)                       $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                   $0.00
Certificateholders' Interest Distributable Amount                                   $54,111.25

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                        $3,992,288.52

Administration Fee Shortfall (Previous Period)                                           $0.00
Administration Fee Accrued during this Period                $500/qtr.                 $166.67
Administration Fee Paid this Period from TDA                                           $166.67
Administration Fee Shortfall                                                             $0.00

Total Distribution Amount Remaining                                              $3,992,121.85

Noteholders' Interest Distributable Amount                                         $374,920.81
Noteholders' Interest Paid this Period from TDA                                    $374,920.81
Prelim. Noteholders' Interest Carryover Shortfall                                        $0.00

Total Distribution Amount Remaining                                              $3,617,201.04

Noteholders' Principal Distributable Amount                                      $3,206,866.18
Noteholders' Principal Paid this Period from TDA                                 $3,206,866.18
Prelim. Noteholders' Principal Carryover Shortfall                                       $0.00


Total Distribution Amount Remaining                                                $410,334.86

Certificateolders' Interest Distributable Amount                                    $54,111.25
Certificateholders' Interest Paid this Period from TDA                              $54,111.25
Prelim. Certificateholders' Interest Carryover Shortfall                                 $0.00

Total Distribution Amount Remaining                                                $356,223.61

Certificateholders' Principal Distributable Amount                                 $133,619.42
Certificateholders' Principal Paid this Period from TDA                            $133,619.42
Prelim. Certificateholders' Principal Carryover Shortfall                                $0.00

Total Distribution Amount Remaining                                                $222,604.19

Servicing Fee Shortfall (Previous Period)                                                $0.00
Servicing Fees Accrued during this Period                               1.00%       $75,126.80
Servicing Fees Paid this Period from TDA                                            $75,126.80
Servicing Fee Shortfall                                                                  $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                      $147,477.38

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                   ($0.00)

New Collateral Purchased                                                                 $0.00
Deposit to Spread Account                                                                $0.00
Deposit to YSA                                                                           $0.00
Payment to Seller                                                                        $0.00
Ending Pre-Funding Account Balance                                                      ($0.00)

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                       $5,799,026.47

Receivables Percentage                                                                100.000%
Yield Supplement Amount                                                             $11,954.63
Cumulative Yield Supplement Amount                                              $14,954,364.15
Deposit to YSA for purchased collateral                                                  $0.00
Original YSA Balance                                                            $21,522,322.00
Maximum YSA Amount                                                              $15,806,006.42
Required YSA Balance                                                             $6,567,957.85
Interim Ending YSA Balance                                                       $5,787,071.85
YSA Released to Seller                                                                   $0.00

Ending Yield Supplement Account Balance                                          $5,787,071.85

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                ($0.00)

Pre-Funded Percentage                                                                    0.000%
Negative Carry Amount                                                                     $0.00
Cumulative Negative Carry Amount                                                    $756,233.52
Maximum Negative Carry Amount                                                             $0.00
Required Negative Carry Account Balance                                                   $0.00
Interim Ending Negative Carry Account Balance                                            ($0.00)
Negative Carry Amount Released to Seller                                                  $0.00

Ending Negative Carry Account Balance                                                    ($0.00)

7.  Distributions from Spread Account

Beginning Spread Account Balance                                                 $15,024,974.78
Deposit to Spread Account from Pre-Funding Account                                        $0.00
Deposit to Spread Account from Excess Collections over Distributions                $147,477.38

Distribution from Spread Account to Noteholders' Distr. Account                           $0.00
Adjustment to Noteholder Interest Carryover Shortfall                                     $0.00
Adjustment to Noteholder Principal Carryover Shortfall                                    $0.00

Prelim. Spread Account Balance Remaining                                         $15,172,452.17

Distribution from Spread Account to Certificateholders' Distr. Account                    $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                            $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                           $0.00

Prelim. Spread Account Balance Remaining                                         $15,172,452.17

Cumulative Realized Losses since 28-February-95 (Cut-off Date)                    $1,500,909.87
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                    NO
12*(Realized Losses during Collection Period + Repos at end of Collection
Period)                                                                             $600,218.52
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?           NO
60 day or > Delinquent Scheduled Amounts                                            $588,121.01
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                NO
Are any of the three conditions "YES"?                                       NO

Preliminary Note Principal Balance (End of Period)                               $58,423,951.24
Preliminary Certificate Principal Balance (End of Period)                         $8,354,420.21
Preliminary Total Principal Balance of Notes and Certificates                    $66,778,371.45

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))             $15,024,974.78
Greater of:
(a)  4.00% of Pool Balance at end of Collection Pd; and                  4.00%    $3,472,467.05

(b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
     Balance = Spread Account)                                           2.50%   $15,024,974.78

Prelim. Spread Account Balance Remaining                                         $15,172,452.17
Prelim. Excess Spread Account Balance                                               $147,477.38

Release from Spread Account to Seller as "Excess Servicing Fee"   Turbo Date              $0.00
Release from Spread Account to Noteholders as Principal             15-Oct-95       $147,477.38
Ending Spread Account Balance (after distributions)                              $15,024,974.78
Net Change in Spread Account Balance                                                      $0.00

8.  Ending Balances
Note Interest Carryover Shortfall  (Ending Balance)                                       $0.00
Note Principal Carryover Shortfall  (Ending Balance)                                      $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                        $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                       $0.00

Note Principal Balance (End of Period)                                           $58,276,473.86
Certificate Principal Balance (End of Period)                                     $8,354,420.21
Total Principal Balance of Notes and Certificates                                $66,630,894.07

Note Pool Factor (End of Period)                               $576,000,000.00        0.1011744
Certificate Pool Factor (End of Period)                         $24,000,000.00        0.3481008
Total Notes & Certificates Pool Factor (End of Period)                                0.1110515

Specified Spread Account Balance (after all distributions and adjustments)       $15,024,974.78



    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
    CASE EQUIPMENT LOAN TRUST 1995-A
    STATEMENT TO NOTEHOLDERS

    $576,000,000 7.30% Asset Backed Notes due March 15, 2002
    $24,000,000 7.65% Asset Backed Certificates due March 15, 2002

    Payment Date:                                                                                               15-Sep-98

(1)  Amount of principal being paid on Notes:                                                               $3,354,343.56
     per $1,000 original principal amount:                                                                     5.82351313

(2)  Amount of interest being paid on Notes:                                                                  $374,920.81
     per $1,000 original principal amount:                                                                     0.65090418

(3)  Pool Balance at end of related Collection Period:                                                     $86,811,676.14

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)   outstanding principal amount of notes:                                                      $58,276,473.86
         (ii)  Note Pool Factor:                                                                                0.1011744

     (b) (i)   Certificate Balance                                                                          $8,354,420.21
         (ii)  Certificate Pool Factor:                                                                         0.3481008

(5)  Amount of Servicing Fee:                                                                                  $75,126.80
     per $1,000 Original Pool Balance:                                                                         0.12500321

(6)  Amount of Administration Fee:                                                                                $166.67
     per $1,000 Original Pool Balance:                                                                         0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                                        $50,018.21

(9)  Amount in Spread Account:                                                                             $15,024,974.78

(10) Amount in Pre-Funding Account:                                                                               ($0.00)

(11) For the Final payment date with respect to the Funding Period, the                          NA
     Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                                                    $5,787,071.85

(13) Amount in Negative Carry Account:                                                                            ($0.00)
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------

    CASE EQUIPMENT LOAN TRUST 1995-A

    STATEMENT TO CERTIFICATEHOLDERS

    $576,000,000 7.30% Asset Backed Notes due March 15, 2002
    $24,000,000 7.65% Asset Backed Certificates due March 15, 2002



    Payment Date:                                                                                               15-Sep-98

(1)  Amount of principal being paid or distributed:

     (a)  Notes:                                                                                            $3,354,343.56
          per $1,000 original principal amount:                                                                5.82351313

     (b)  Certificates:                                                                                       $133,619.42
          per $1,000 original principal amount:                                                                5.56747601

     (c)  Total:                                                                                            $3,487,962.99

(2)  Amount of interest being paid or distributed:

     (a)  Notes:                                                                                              $374,920.81
          per $1,000 original principal amount:                                                                0.65090418

     (b)  Certificates:                                                                                        $54,111.25
          per $1,000 original principal amount:                                                                2.25463553

     (c)  Total:                                                                                              $429,032.06

(3)  Pool Balance at end of related Collection Period:                                                     $86,811,676.14

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of notes:                                                       $58,276,473.86
         (ii) Note Pool Factor:                                                                                 0.1011744

     (c) (i)  Certificate Balance                                                                           $8,354,420.21
         (ii) Certificate Pool Factor:                                                                          0.3481008

(5)  Amount of Servicing Fee:                                                                                  $75,126.80
     per $1,000 Original Pool Balance:                                                                         0.12500321

(6)  Amount of Administration Fee:                                                                                $166.67
     per $1,000 Original Pool Balance:                                                                         0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                                        $50,018.21

(9)  Amount in Spread Account:                                                                             $15,024,974.78

(10) Amount in Pre-Funding Account:                                                                               ($0.00)

(11) For the Final payment date with respect to the Funding Period, the                          NA
     Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                                                    $5,787,071.85

(13) Amount in Negative Carry Account:                                                                            ($0.00)


    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------

    CASE EQUIPMENT LOAN TRUST 1995-A

    $576,000,000 7.30% Asset Backed Notes due March 15, 2002
    $24,000,000 7.65% Asset Backed Certificates due March 15, 2002

    PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

    Payment Date:                                                                                               15-Sep-98

(1)  Payment of Administration Fee to Administrator:                                                              $166.67

(2)  Noteholders' Interest Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                                        $374,920.81

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                                      $3,354,343.56

(4)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                  $54,111.25

(5)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                 $133,619.42

(6)  Payment of Servicing Fee to Servicer:                                                                     $75,126.80

(7)  Deposit to Spread Account:                                                                               $147,477.38

Check for Error                                                                                  NO ERROR
Sum of Above Distributions                                                                                  $4,139,765.90
Total Distribution Amount plus Turbo                                                                        $4,139,765.90



--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                                                   15-Sep-98
(1)  Total Distribution Amount:                                                                             $3,992,288.52

(2)  Administration Fee:                                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount:                                                              $374,920.81

(4)  Noteholders' Interest Carryover Shortfall:                                                                     $0.00

(5)  Noteholders' Percentage:                                                                                         96%

(6)  Noteholders' Principal Distributable Amount:                                                           $3,354,343.56

(7)  Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(8)  Noteholders' Distributable Amount:                                                                     $3,729,264.37

(9)  Certificateholders' Interest Distributable Amount:                                                        $54,111.25

(10)  Certificateholders' Interest Carryover Shortfall:                                                             $0.00

(11)  Certificateholders' Percentage:                                                                                  4%

(12)  Certificateholders' Principal Distributable Amount:                                                     $133,619.42

(13)  Certificateholders' Principal Carryover Shortfall:                                                            $0.00

(14)  Certificateholders' Distributable Amount:                                                               $187,730.68

(15)  Servicing Fee:                                                                                           $75,126.80

(16)  Deposit to Spread Account (before any distributions of excess):                                         $147,477.38

(17)  Specified Spread Account Balance (after all distributions and adjustments):                          $15,024,974.78
      The greater of:
      (a) 4.00% of the Pool Balance at the beginning of the Collection Period
          in which the Payment Date occurs plus                                                             $3,472,467.05

   (b) 2.5% of Initial Balance (Until Outstanding Note and Certificate
       Balance = Spread Account)                                                                           $15,024,974.78


STATEMENT TO CERTIFICATEHOLDERS

SERVICER'S CERTIFICATE (CONTINUED)

(18)  Spread Account Trigger Tests:
      (a) (i)   Aggregate Realized Losses from the Cutoff Date through
                the end of the related Collection Period:                                                   $1,500,909.87

          (ii)  2.25% of the Original Pool Balance:                                                        $13,522,477.31

      (b) (i)   12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
                has been repossessed but in which the receivable has not been liquidated:                     $600,218.52

          (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                        $1,487,510.67

      (c) (i)   Aggregate Scheduled Payments delinquent by more than 60 days
                as of the end of the related Collection Period:                                               $588,121.01

          (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs:                                                           $1,953,262.71

(19)  Spread Account Balance over the Specified Spread Account Balance:                                       $147,477.38

(20)  Excess Amount in Spread Account Distributed To:
      (a) Seller:                                                                                                   $0.00
      (b) Seller:  Release of Excess Amount in Yield Supplement Account                                             $0.00
      (c) Noteholders:                                                                                        $147,477.38

(21)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account (other than as set forth in (32)(b) above):                                $0.00

(22)  Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                                                    $0.00

(23)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                              $86,811,676.14

(24)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of Notes:                                                         $58,276,473.86
           Note Pool Factor:                                                                                    0.1011744

           Outstanding Principal Balance of the Certificates:                                               $8,354,420.21
           Certificate Pool Factor:                                                                             0.3481008

(25)  Aggregate Purchase Amounts for related Collection Period:                                                     $0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:                                   $50,018.21

(27)  Spread Account Balance after giving effect to all distributions:                                     $15,024,974.78



CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

NPV Data Input Section                     IRR Calc                       15-Sep-98
Scheduled Cash Flows as of the                      8.319%               pool 1             pool 2             pool 3
 End of the Fiscal                   0     (375,056,914.00)            2,391,657.10       1,001,036.13         459,058.76
     Month                           1        7,065,483.08             1,899,042.66       4,159,794.47       2,469,937.98
Line 0 is Scheduled                  2        5,497,424.34             1,967,122.02         695,920.85       4,982,289.29
 Amount Delinquent                   3        6,911,943.75             2,916,762.88         815,693.87       1,764,848.36
                                     4       13,755,624.68             5,898,976.24       1,381,530.45       1,712,109.29
                                     5       10,320,462.30             3,875,398.52         931,525.82         842,422.47
                                     6        6,063,795.64             1,910,408.14         578,039.92         802,065.28
                                     7        6,187,590.06             1,972,412.16         751,432.37         848,990.89
                                     8       10,444,882.53             3,899,063.27         606,980.10         710,250.53
                                     9       11,257,480.67             4,316,908.34         424,116.07         525,848.40
                                    10       12,103,680.98             4,437,698.52         428,145.73         506,086.70
                                    11       13,868,539.05             4,529,404.11         940,507.68         601,269.82
                                    12       11,237,527.54             3,521,872.00       1,987,136.18         732,142.11
                                    13        7,211,321.42               801,332.48       4,447,519.05       2,386,257.97
                                    14        5,108,428.29               569,400.46         328,838.29       4,013,161.54
                                    15        6,956,327.97             1,097,148.77         502,634.05       1,172,062.35
                                    16       13,951,027.49             3,206,206.57         917,400.77       1,111,041.24
                                    17       10,189,666.03             1,980,999.64         466,125.68         428,589.20
                                    18        5,786,133.77               618,018.15         228,663.99         363,620.39
                                    19        6,008,036.09               462,077.18         361,220.12         339,265.36
                                    20       10,019,601.65             1,107,201.83         265,701.55         208,515.83
                                    21       10,876,927.96             1,390,018.05          90,619.26         119,347.97
                                    22       11,717,351.64             1,412,261.60          82,342.19          82,019.61
                                    23       13,292,442.97             1,941,129.33         503,973.37         104,762.20
                                    24       10,769,940.61             1,883,186.47       1,030,568.71         235,359.68
                                    25        6,807,002.99               256,302.94       2,891,661.94       1,112,726.19
                                    26        4,622,643.12               112,768.96         188,761.23       2,143,773.49
                                    27        6,520,941.54               214,904.38         247,166.79         404,160.77
                                    28       13,253,785.46               154,193.33         197,188.05         331,570.72
                                    29        9,545,425.28                78,059.41          67,627.48          23,023.21
                                    30        5,316,722.42                29,284.76          27,428.60          64,547.67
                                    31        5,492,559.12                   531.88          19,070.58          22,892.66
                                    32        9,259,151.29                15,466.48           8,337.26           8,480.59
                                    33       10,091,918.30                 6,837.09           2,347.11               0.00
                                    34       10,667,452.02                22,529.51           2,347.11               0.00
                                    35       11,924,557.05                72,892.59          24,179.76               0.00
                                    36        9,592,980.21                 9,746.16           2,347.11               0.00
                                    37        5,571,999.63                     0.00           2,347.11          74,582.13
                                    38        3,525,826.06                     0.00               0.00               0.00
                                    39        5,110,243.54                 3,000.00               0.00               0.00
                                    40       11,200,013.98                     0.00               0.00               0.00
                                    41        7,862,891.62                     0.00               0.00               0.00
                                    42        4,170,368.98                     0.00               0.00               0.00
                                    43        4,180,220.31                     0.00               0.00               0.00
                                    44        7,194,052.79                     0.00               0.00               0.00
                                    45        7,888,376.20                     0.00               0.00               0.00
                                    46        8,111,468.65                     0.00               0.00               0.00
                                    47        8,851,625.45                     0.00               0.00               0.00
                                    48        6,473,689.43                     0.00               0.00               0.00
                                    49        2,558,905.47                     0.00               0.00               0.00
                                    50          987,593.55                     0.00               0.00               0.00
                                    51        1,988,949.69                     0.00               0.00               0.00
                                    52        6,389,191.39                     0.00               0.00               0.00
                                    53        4,265,291.38                     0.00               0.00               0.00
                                    54        1,579,374.37                     0.00               0.00               0.00
                                    55        1,180,951.76                     0.00               0.00               0.00
                                    56        2,293,132.32                     0.00               0.00               0.00
                                    57        2,688,019.89                     0.00               0.00               0.00
                                    58        2,713,276.68                     0.00               0.00               0.00


                                    59        3,895,027.62                     0.00               0.00               0.00
                                    60        3,049,513.88                     0.00               0.00               0.00
                                    61          888,385.50                     0.00               0.00               0.00
                                    62          151,117.06                     0.00               0.00               0.00
                                    63          381,464.41                     0.00               0.00               0.00
                                    64          339,379.02                     0.00               0.00               0.00
                                    65          180,746.13                     0.00               0.00               0.00
                                    66           87,347.49                     0.00               0.00               0.00
                                    67           17,948.98                     0.00               0.00               0.00
                                    68           89,040.34                     0.00               0.00               0.00
                                    69          217,072.75                     0.00               0.00               0.00
                                    70           66,233.26                     0.00               0.00               0.00
                                    71          502,016.97                     0.00               0.00               0.00
                                    72                0.00                     0.00               0.00               0.00
                                    73                0.00                     0.00               0.00               0.00

Total Time Balance of Scheduled Cash Flows
                                            446,347,535.86            60,982,223.98      27,608,276.80      31,707,080.65

-------------------------------------------------------------------
-------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 CLASS A-1 5.825% MONEY MARKET ASSET BACKED NOTES DUE SEPTEMBER 15, 1996
$230,000,000 CLASS A-2 5.95% ASSET BACKED NOTES DUE SEPTEMBER 15, 2000
$294,000,000 CLASS A-3 6.15% ASSET BACKED NOTES DUE SEPTEMBER 15, 2002
$26,000,000 6.45% ASSET BACKED CERTIFICATES DUE SEPTEMBER 15, 2002

Prepared by Sandra Tomlinson Phone 414-636-7833
Payment Date                                                             15-Sep-98
Month Begin                                                              01-Aug-98
Month End                                                                31-Aug-98
Days in accrual period (30/360)                                                 30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                    $11,177,040.44

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                  $0.00
    Government obligors                                                      $0.00
      Total Warranty Repurchases                                             $0.00

Total Collections For The Period                                    $11,177,040.44

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                  $715,150.67
    Aggregate Scheduled Amounts 60 days or more past due             $1,071,122.44
    Net Losses on Liquidated Receivables                                 $4,604.18
    Number of Loans at Beginning of Period                                  10,394
    Number of Loans at End of Period                                         9,752
    Repossessed Equipment not Sold or Reassigned (Beginning)                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                       $0.00
    Reinvestment Income (including Pre-Funding Account)                $123,469.58
    Pre-Funding Account Reinvestment Income                                  $0.00


------------------------------------------------------------------------------
------------------------------------------------------------------------------
PART II -- SERVICING CALCULATIONS                                                   15-Sep-98

1.  Sources and Uses of Collection Account Balance                            pool 1            pool 2           pool 3
 Initial Pool Balance                                                          $650,228,245.97
 Wtd. Avg. APR                                                                          8.320%           8.820%           8.787%
 Contract Value (Beg. of Month)                                                 $62,430,355.52   $28,599,456.18   $30,907,471.64
 Contract Value  (End of Month)                                                 $56,854,578.47   $25,428,623.70   $29,375,500.15
 Contract Value Decline                                                          $5,575,777.05    $3,170,832.48    $1,531,971.48

 Total Collections and Investment Income for the period                         $11,300,510.02

 Yield Supplement Amount                                                                 $0.00
 Negative Carry Amount                                                                   $0.00

 Total Distribution Amount (TDA)                                                $11,300,510.02

 Principal Distribution Amount  (PDA)                                           $10,278,581.01
 Interest Distribution Amount  (IDA)                                             $1,021,929.01

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                                    $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                             0.00%
 A-1 Noteholders' Principal Distributable Amount                                         $0.00

 A-2 Note Beginning Principal Balance                                                    $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                             0.00%
 A-2 Noteholders' Principal Distributable Amount                                         $0.00

 A-3 Note Beginning Principal Balance                                           $95,937,283.07
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                           100.00%
 A-3 Noteholders' Principal Distributable Amount                                $10,278,581.01

 Certificate Beginning Principal Balance                                        $26,000,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                     $0.00
 Certificateholders' Share of the Principal Distribution Amount                          0.00%
 Certificateholders' Principal Distributable Amount                                      $0.00

 Interest Accrued on Class A-1 Notes this period                                         $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-1 Notes                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                      $0.00

 Interest Accrued on Class A-2 Notes this period                                         $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-2 Notes                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                      $0.00

 Interest Accrued on Class A-3 Notes this period                                   $491,678.58
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-3 Notes                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                $491,678.58

 Interest Accrued on Class A-1, A-2, and A-3 Notes this period                     $491,678.58
 Noteholders' Interest Carryover Shortfall (Previous Period)                             $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount                                        $491,678.58

 Interest Accrued on Certificates this period                                      $139,750.00
 Certificateholders' Interest Carryover Shortfall (Previous Period)                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                            $0.00
 Certificateholders' Interest Distributable Amount                                 $139,750.00


3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                      $11,300,510.02

Administration Fee Shortfall (Previous Period)                                          $0.00
Administration Fee Accrued during this Period                                         $166.67
Administration Fee Paid this Period from TDA                                          $166.67
Administration Fee Shortfall                                                            $0.00

Total Distribution Amount Remaining                                            $11,300,343.35

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-1 Notes                                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-1 Notes this period                                         $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                 $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-2 Notes                                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-2 Notes this period                                         $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                 $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-3 Notes                                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-3 Notes this period                                   $491,678.58
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA           $491,678.58
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-3 Notes                                                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-1, A-2, and A-3 Notes this period                     $491,678.58
Noteholders' Interest Paid this Period from TDA                                   $491,678.58
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                  $0.00

Total Distribution Amount Remaining                                            $10,808,664.78

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                 $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                           $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current
Period)                                                                                 $0.00

Total Distribution Amount Remaining                                            $10,808,664.78

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                 $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                           $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current
Period)                                                                                 $0.00

Total Distribution Amount Remaining                                            $10,808,664.78

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                        $10,278,581.01
A-3 Noteholders' Principal Distributable Amount Paid from TDA                  $10,278,581.01
Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

Total Distribution Amount Remaining                                               $530,083.77

Certificateholders' Interest Carryover Shortfall (Previous Period)                      $0.00
Interest Due (in Arrears) on Above Shortfall                                            $0.00
Interest Accrued on Certificates this period                                      $139,750.00
Certificateholders' Interest Paid this Period from TDA                            $139,750.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current
Period)                                                                                 $0.00

Total Distribution Amount Remaining                                               $390,333.77

Certificateholders' Principal Carryover Shortfall (Previous Period)                     $0.00
Certificateholders' Principal Distributable Amount applicable to current
period                                                                                  $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                        $0.00
Prelim. Certificateholders' Principal Carryover Shortfall (Current
Period)                                                                                 $0.00

Total Distribution Amount Remaining                                               $390,333.77



Servicing Fee Shortfall (Previous Period)                                               $0.00
Servicing Fees Accrued during this Period                                         $101,614.40
Servicing Fees Paid this Period from TDA                                          $101,614.40
Servicing Fee Shortfall                                                                 $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                     $288,719.36

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                   $0.00

New Collateral Purchased                                                                $0.00
Deposit to Spread Account                                                               $0.00
Deposit to YSA                                                                          $0.00
Payment to Seller                                                                       $0.00

Ending Pre-Funding Account Balance                                                      $0.00

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                      $2,062,718.18

Receivables Percentage                                                               100.000%
Yield Supplement Amount                                                                 $0.00
Cumulative Yield Supplement Amount                                                 $60,721.83
Deposit to YSA for purchased collateral                                                 $0.00
Original YSA Balance                                                            $2,284,539.32
Maximum YSA Amount                                                              $2,123,440.01
Required YSA Balance                                                            $2,123,440.01
Interim Ending YSA Balance                                                      $2,062,718.18
YSA Released to Seller                                                                  $0.00

Ending Yield Supplement Account Balance                                         $2,062,718.18

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                $0.00

Pre-Funded Percentage                                                                  0.000%
Negative Carry Amount                                                                   $0.00
Cumulative Negative Carry Amount                                                  $265,109.61
Maximum Negative Carry Amount                                                           $0.00
Required Negative Carry Account Balance                                                 $0.00
Interim Ending Negative Carry Account Balance                                           $0.00
Negative Carry Amount Released to Seller                                                $0.00

Ending Negative Carry Account Balance                                                   $0.00

7.  Distributions from Spread Account

Beginning Spread Account Balance                                               $16,255,706.15
Deposit to Spread Account from Pre-Funding Account                                      $0.00
Deposit to Spread Account from Excess Collections over Distributions              $288,719.36

Distribution from Spread Account to Noteholders' Distr. Account                         $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-1 Notes                                                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-2 Notes                                                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-3 Notes                                                $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall
(Current Period)                                                                        $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
(Current Period)                                                                        $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall
(Current Period)                                                                        $0.00

Prelim. Spread Account Balance Remaining                                       $16,544,425.51

Distribution from Spread Account to Certificateholders' Distr. Account                  $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover
Shortfall (Current Period)                                                              $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall
(Current Period)                                                                        $0.00

Prelim. Spread Account Balance Remaining                                       $16,544,425.51


Cumulative Realized Losses since 31-August-95 (Cut-off Date)                    $2,357,559.30
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                  NO
12*(Realized Losses during Collection Period + Repos at end of
Collection Period)                                                                 $55,250.16
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                         NO
60 day or > Delinquent Scheduled Amounts                                        $1,071,122.44
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                              NO
Are any of the three conditions "YES"?                                                     NO

A-1 Note Principal Balance (End of Period)                                              $0.00
A-2 Note Principal Balance (End of Period)                                              $0.00
A-3 Note Principal Balance (End of Period)                                     $85,658,702.06
Certificate Principal Balance (End of Period)                                  $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)             $111,658,702.06

Specified Spread Acct Balance                                                  $16,255,706.15
Greater of:
(a)  3.75% of Pool Balance at end of Collection Pd; and                         $4,187,201.34

(b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate
     Balance = Spread Account)                                                 $16,255,706.15

Prelim. Spread Account Balance Remaining                                       $16,544,425.51
Prelim. Excess Spread Account Balance                                             $288,719.36

Release from Spread Account to Seller as "Excess Servicing Fee"                   $288,719.36
Ending Spread Account Balance (after distributions)                            $16,255,706.15
Net Change in Spread Account Balance                                                    $0.00

8.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to
A-1 Notes                                                                               $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to
A-2 Notes                                                                               $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to
A-3 Notes                                                                               $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                      $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                     $0.00

A-1 Note Principal Balance (End of Period)                                              $0.00
A-2 Note Principal Balance (End of Period)                                              $0.00
A-3 Note Principal Balance (End of Period)                                     $85,658,702.06
Certificate Principal Balance (End of Period)                                  $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)             $111,658,702.06

A-1 Note Pool Factor (End of Period)                                                0.0000000
A-2 Note Pool Factor (End of Period)                                                0.0000000
A-3 Note Pool Factor (End of Period)                                                0.2913561
Certificate Pool Factor (End of Period)                                             1.0000000
Total Notes & Certificates Pool Factor (End of Period)                              0.1717826

Specified Spread Account Balance (after all distributions and
adjustments)                                                                   $16,255,706.15

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                          15-Sep-98
(1) Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                      $0.00000000

   (b)   A-2 Notes:                                                                        $0.00
           per $1,000 original principal amount:                                     $0.00000000

   (c)  A-3 Notes:                                                                $10,278,581.01
          per $1,000 original principal amount:                                     $34.96115990

   (d)   Total                                                                    $10,278,581.01

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                      $0.00000000

   (b)   A-2 Notes:                                                                        $0.00
           per $1,000 original principal amount:                                     $0.00000000

   (c)  A-3 Notes:                                                                   $491,678.58
          per $1,000 original principal amount:                                      $1.67237611

   (d)   Total                                                                       $491,678.58

(3) Pool Balance at the end of the related Collection Period                     $111,658,702.33

(4) After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                     $0.00
       (ii)  A-1 Note Pool Factor:                                                     0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                     $0.00
       (ii)  A-2 Note Pool Factor:                                                     0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                            $85,658,702.06
       (ii)  A-3 Note Pool Factor:                                                     0.2913561

   (d) (i)  Certificate Balance                                                   $26,000,000.00
       (ii)  Certificate Pool Factor:                                                  1.0000000

(5)  Amount of Servicing Fee:                                                        $101,614.40
       per $1,000 Original Pool Balance:                                              0.15627497

(6)  Amount of Administration Fee:                                                       $166.67
       per $1,000 Original Pool Balance:                                              0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                     $0.00

(8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                              $4,604.18

(9)  Amount in Spread Account:                                                    $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                      NA
      Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                          $2,062,718.18

(13)  Amount in Negative Carry Account:                                                    $0.00

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                          15-Sep-98
(1) Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                      $0.00000000

   (b)  A-2 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                      $0.00000000

   (c)  A-3 Notes:                                                                $10,278,581.01
          per $1,000 original principal amount:                                     $34.96115990

   (d)  Certificates:                                                                      $0.00
          per $1,000 original principal amount:                                      $0.00000000

   (e)  Total:                                                                    $10,278,581.01

(2) Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                      $0.00000000

   (b)  A-2 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                      $0.00000000

   (c)  A-3 Notes:                                                                   $491,678.58
          per $1,000 original principal amount:                                      $1.67237611

   (d)  Certificates:                                                                $139,750.00
          per $1,000 original principal amount:                                      $5.37500000

   (e)  Total:                                                                       $139,750.00

(3)  Pool Balance at end of related Collection Period:                           $111,658,702.33

(4) After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                     $0.00
      (ii)  A-1 Note Pool Factor:                                                      0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                     $0.00
      (ii)  A-2 Note Pool Factor:                                                      0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                            $85,658,702.06
      (ii)  A-3 Note Pool Factor:                                                      0.2913561

   (d) (i)  Certificate Balance                                                   $26,000,000.00
      (ii)  Certificate Pool Factor:                                                   1.0000000

(5)  Amount of Servicing Fee:                                                        $101,614.40
   per $1,000 Original Pool Balance:                                                 $0.15627497

(6)  Amount of Administration Fee:                                                       $166.67
   per $1,000 Original Pool Balance:                                                 $0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                     $0.00

(8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                              $4,604.18

(9)  Amount in Spread Account:                                                    $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                      NA
      Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                          $2,062,718.18

(13)  Amount in Negative Carry Account:                                                    $0.00

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                          15-Sep-98
(1)  Payment of Administration Fee to Administrator:                                     $166.67

(2)  Noteholders' Interest Distributable Amount to be
       deposited into Noteholders' Distribution Account:                             $491,678.58

(3)  Noteholders' Principal Distributable Amount to be
       deposited into Noteholders' Distribution Account:                          $10,278,581.01

(4)  Certificateholders' Interest Distributable Amount to be
       deposited into Certificateholders' Distribution Account:                      $139,750.00

(5)  Certificateholders' Principal Distributable Amount to be
       deposited into Certificateholders' Distribution Account:                            $0.00

(6)  Payment of Servicing Fee to Servicer:                                           $101,614.40

(7)  Deposit to Spread Account:                                                      $288,719.36

Check for Error                                                                         NO ERROR
Sum of Above Distributions                                                        $11,300,510.02
Total Distribution Amount                                                         $11,300,510.02


-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002


Payment Date:                                                                          15-Sep-98
(1)  Total Distribution Amount:                                                   $11,300,510.02

(2)  Administration Fee:                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:             $491,678.58

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                    $0.00

(9)  Noteholders' Interest Distributable Amount:                                     $491,678.58

(10)  A-1 Noteholders' Monthly Principal Distributable Amount:                             $0.00

(11)  % of Principal Distribution Amount applicable to A-1 Noteholders                        0%

(12)  A-1 Noteholders' Principal Carryover Shortfall:                                      $0.00

(13)  A-1 Noteholders' Principal Distributable Amount:                                     $0.00

(14)  A-2 Noteholders' Monthly Principal Distributable Amount:                             $0.00

(15)  % of Principal Distribution Amount applicable to A-2 Noteholders                        0%

(16)  A-2 Noteholders' Principal Carryover Shortfall:                                      $0.00

(17)  A-2 Noteholders' Principal Distributable Amount:                                     $0.00

(18)  A-3 Noteholders' Monthly Principal Distributable Amount:                    $10,278,581.01

(19)  % of Principal Distribution Amount applicable to A-3 Noteholders                   100.00%

(20)  A-3 Noteholders' Principal Carryover Shortfall:                                      $0.00

(21)  A-3 Noteholders' Principal Distributable Amount:                            $10,278,581.01

(22)  Noteholders' Principal Distributable Amount:                                $10,278,581.01

(23)  Noteholders' Distributable Amount:                                          $10,770,259.59

(24)  Certificateholders' Interest Distributable Amount:                             $139,750.00

(25)  Certificateholders' Interest Carryover Shortfall:                                    $0.00

(26)  Certificateholders' Percentage:                                                         0%

(27) Certificateholders' Principal Distributable Amount applicable to current period       $0.00

(28)  Certificateholders' Principal Carryover Shortfall:                                   $0.00

(29)  Certificateholders' Principal Distributable Amount:                                  $0.00

(30)  Certificateholders' Distributable Amount:                                      $139,750.00



(31)  Servicing Fee:                                                                     $101,614.40



(32)  Deposit to Spread Account (before any distributions of excess):                    $288,719.36

(33) Specified Spread Account Balance (after all distributions and adjustments):      $16,255,706.15
     The greater of
    (a) 3.75% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs plus                                      $4,187,201.34

    (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate         $16,255,706.15
      Balance = Spread Account)

(34)  Spread Account Trigger Tests:
    (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                 $2,357,559.30

       (ii)  2.25% of the Initial Pool Balance:                                       $14,630,135.53

    (b) (i) 12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated:     $55,250.16

      (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:       $2,011,965.18

   (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
            as of the end of the related Collection Period:                            $1,071,122.44

      (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs:                                          $2,512,320.80

(35)  Spread Account Balance over the Specified Spread Account Balance:                  $288,719.36

(36)  Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account                                         $288,719.36
  (b) Release of Excess Amount in Yield Supplement Account                                      0.00
  (c) Release of Excess Amount in Negative Carry Account                                        0.00

(37) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                         $0.00

(38) Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                   $0.00

(39) Pool Balance as of the opening of business on the first day of
          the Collection Period in which the Payment Date occurs:                    $111,658,702.33

(40) After giving effect to all distributions on such Payment Date:
          Outstanding Principal Balance of A-1 Notes:                                          $0.00
          A-1 Note Pool Factor:                                                            0.0000000

          Outstanding Principal Balance of A-2 Notes:                                      0.0000000
          A-2 Note Pool Factor:                                                            0.0000000

          Outstanding Principal Balance of A-3 Notes:                                  85,658,702.06
          A-3 Note Pool Factor:                                                            0.2913561

          Outstanding Principal Balance of the Certificates:                          $26,000,000.00
          Certificate Pool Factor:                                                         1.0000000

(41)  Aggregate Purchase Amounts for related Collection Period:                                $0.00

(42) Aggregate Amount of Realized Losses for the related Collection Period:                $4,604.18

(43)  Spread Account Balance after giving effect to all distributions:                $16,255,706.15


                                                           22-Sep-98

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                IRR Calc (pool 1)          15-Sep-98
Scheduled cash flows as of the                    8.744%            Pool 1          Pool 2          Pool 3          Pool 4
--------------------------------------------------------------------------------------------------------------------------
    end of the collection period   0     (391,313,488.41)     2,980,107.39      493,985.55      499,527.51      312,916.14
Line 0 is scheduled amount         1        7,801,356.48      3,024,389.02      656,399.72      644,124.31      567,111.27
    delinquent                     2        5,531,018.13      7,051,563.57    1,327,655.14      547,991.47      655,737.15
                                   3        6,292,888.88      9,262,234.18    1,358,426.31      840,360.17      623,151.39
                                   4        6,178,687.37     10,983,737.49    1,884,474.90    1,013,857.08      646,662.55
                                   5        6,549,877.43      3,906,245.52    3,196,144.27      959,734.63      591,891.36
                                   6        5,599,124.19      2,450,552.32    2,027,752.62    3,069,648.65      594,220.68
                                   7       11,728,887.23      2,499,996.64      523,533.76    2,921,079.28    2,874,830.35
                                   8        6,044,039.29      2,495,267.99      436,761.96      422,159.33    1,636,529.34
                                   9       14,469,336.82      2,468,022.82      421,482.34      408,107.40      351,574.88
                                  10       19,551,134.56      2,496,948.43      468,044.06      400,688.02      316,204.30
                                  11       23,450,395.65      1,845,300.24      496,910.55      473,037.71      331,300.68
                                  12        8,097,611.75      2,837,140.15      579,542.56      536,775.41      386,304.58
                                  13        5,524,121.98      2,193,829.43      475,590.62      511,136.49      384,401.34
                                  14        5,571,124.03      5,629,851.81    1,000,554.18      433,452.90      509,096.47
                                  15        5,781,966.02      7,417,753.69    1,060,711.05      627,438.82      468,080.05
                                  16        5,757,754.54      8,759,512.45    1,531,143.09      824,350.45      520,176.03
                                  17        6,057,843.66      2,345,628.24    2,651,710.50      739,216.23      456,564.10
                                  18        5,144,760.40      1,155,473.87    1,518,893.81    2,555,260.10      454,837.71
                                  19       10,457,010.15      1,103,283.20      194,457.30    2,292,501.36    2,432,706.68
                                  20        5,678,703.73        770,205.77      102,800.26      107,215.38    1,249,707.49
                                  21       14,170,346.24        765,014.78       91,286.59       74,011.36      101,587.63
                                  22       19,198,808.36        782,536.27       99,708.44       74,321.35       72,619.17
                                  23       23,041,630.90        542,855.95      138,038.05      126,119.85       76,054.22
                                  24        7,767,922.51      1,030,524.37      247,511.49       86,910.24       98,763.40
                                  25        5,180,140.04        755,604.80       59,556.28      158,061.85       91,981.29
                                  26        5,169,577.15      3,031,559.19      425,332.39       77,332.56      190,625.54
                                  27        5,402,025.15      4,003,622.36      414,496.05      183,207.91      158,066.68
                                  28        5,315,366.24      5,063,767.59      749,805.16      272,535.56      164,222.44
                                  29        5,562,394.55        914,604.98    1,456,582.69      337,594.69       94,619.79
                                  30        4,707,758.31        207,753.35      494,142.22    1,231,519.39      174,391.52
                                  31        9,584,364.45         78,022.72       39,467.19    1,089,332.48    1,154,305.10
                                  32        5,180,927.58         57,742.52        1,838.94       46,703.29      603,949.97
                                  33       13,345,422.82         46,461.51       10,943.97       11,334.78       30,627.90
                                  34       18,045,607.49         34,212.45        1,838.94       11,054.43       13,732.69
                                  35       21,782,339.07          3,976.12        7,838.94        9,265.88          684.40
                                  36        6,814,608.24         36,162.00       25,800.04            0.00          684.40
                                  37        4,373,791.80         31,269.95        1,838.94            0.00          684.40
                                  38        4,306,308.12        114,074.77        1,838.94       20,280.67       12,398.07
                                  39        4,336,181.80        283,057.01        1,838.94            0.00          684.40
                                  40        4,235,875.01         43,735.53      123,401.93       21,953.09          684.40
                                  41        4,212,914.29              0.00       39,838.02       49,496.64          684.40
                                  42        3,373,098.70          7,703.97            0.00       27,115.57       33,308.15
                                  43        7,536,129.12              0.00            0.00            0.00       24,462.78
                                  44        3,795,320.22              0.00            0.00            0.00            0.00
                                  45       11,010,093.10              0.00            0.00            0.00            0.00
                                  46       15,251,123.35              0.00            0.00            0.00            0.00
                                  47       18,472,571.70              0.00            0.00            0.00            0.00
                                  48        4,367,542.68              0.00            0.00            0.00            0.00
                                  49        2,235,205.10              0.00            0.00            0.00            0.00
                                  50        1,873,477.21              0.00            0.00            0.00            0.00
                                  51        1,551,335.06              0.00            0.00            0.00            0.00
                                  52        1,338,174.06              0.00            0.00            0.00            0.00
                                  53        1,457,024.39              0.00            0.00            0.00            0.00
                                  54        1,160,456.33              0.00            0.00            0.00            0.00
                                  55        3,786,139.76              0.00            0.00            0.00            0.00
                                  56        1,442,510.91              0.00            0.00            0.00            0.00
                                  57        6,632,389.86              0.00            0.00            0.00            0.00
                                  58        9,958,376.91              0.00            0.00            0.00            0.00
                                  59       12,009,644.97              0.00            0.00            0.00            0.00
                                  60        2,153,318.14              0.00            0.00            0.00            0.00
                                  61          423,639.45              0.00            0.00            0.00            0.00
                                  62          248,739.37              0.00            0.00            0.00            0.00
                                  63          185,713.82              0.00            0.00            0.00            0.00
                                  64           79,018.37              0.00            0.00            0.00            0.00
                                  65          109,450.51              0.00            0.00            0.00            0.00
                                  66            6,995.43              0.00            0.00            0.00            0.00


                                  67           54,018.43              0.00            0.00            0.00            0.00
                                  68          205,992.34              0.00            0.00            0.00            0.00
                                  69          307,029.80              0.00            0.00            0.00            0.00
                                  70          510,946.62              0.00            0.00            0.00            0.00
                                  71           44,076.50              0.00            0.00            0.00            0.00
                                  72                0.00              0.00            0.00            0.00            0.00
                                  73                0.00              0.00            0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows
                                          474,581,504.62    101,511,306.41   26,839,918.70   24,735,814.29   19,463,827.28


---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                            15-Sep-98
Collection Period Begin Date                                            06-Aug-98
Collection Period End Date                                              04-Sep-98
Days in accrual period (30/360)                                                30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                    $7,083,380.51

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                 $0.00
    Government obligors                                                     $0.00
             Total Warranty Repurchases                                     $0.00

Total Collections For The Period                                    $7,083,380.51

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                           $933,230.56
    Scheduled Amounts 60 days or more past due                        $871,513.18
    Net Losses on Liquidated Receivables                               $37,664.75
    Number of Loans at Beginning of Period                                 11,271
    Number of Loans at End of Period                                       11,028
    Repossessed Equipment not Sold or Reassigned (Beginning)                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                      $0.00
    Reinvestment Income (including Pre-Funding Account)                $81,240.55
    Pre-Funding Account Reinvestment Income                                 $0.00

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                        15-Sep-98
Collection Period Begin Date                                                                        06-Aug-98
Collection Period End Date                                                                          04-Sep-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                       $144,741,727.06
    A-1 Note Beginning Principal Balance                                                                $0.00
    A-2 Note Beginning Principal Balance                                                      $119,741,727.06
    Certificate Beginning Principal Balance                                                    $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                             $138,384,657.69
    A-1 Note Principal Balance (End of Period)                                                          $0.00
                                   A-1 Note Pool Factor (End of Period)                             0.0000000
    A-2 Note Principal Balance (End of Period)                                                $113,384,657.69
                                   A-2 Note Pool Factor (End of Period)                             0.2210227
    Certificate Principal Balance (End of Period)                                              $25,000,000.00
                                   Certificate Pool Factor (End of Period)                          1.0000000

Contract Value Decline                                                                          $5,906,477.74
    Pool Balance (Beg. of Collection Period)                                                  $164,032,536.66
    Pool Balance (End of Collection Period)                                                   $158,126,058.92

Total Distribution Amount (TDA)                                                                 $7,164,621.06
    Total Collections and Investment Income for the Period                                      $7,164,621.06
    Negative Carry Amount                                                                               $0.00

Administration Fee Accrued during this Period                                                         $166.67

Principal Distribution Amount  (PDA)                                                            $5,906,477.74
Release from Spread Account to Noteholders as Principal                                           $450,591.63
    A-1 Noteholders' Principal Distributable Amount                                                     $0.00
    A-2 Noteholders' Principal Distributable Amount                                             $5,906,477.74
    Certificateholders' Principal Distributable Amount                                                  $0.00

Interest Distributable Amount                                                                   $1,258,143.32
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                  $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                            $548,816.25
    Certificateholders' Interest Distributable Amount                                             $121,875.00

Servicing Fees Accrued during this Period                                                         $136,693.78

Total Distribution Amount Remaining to Deposit to Spread Account                                  $450,591.63

Spread Account
    Beginning Spread Account Balance                                                           $12,502,160.02
    Deposit to Spread Account from Pre-Funding Account                                                  $0.00
    Deposit to Spread Account from Excess Collections over Distributions                          $450,591.63
    Distribution from Spread Account for Interest / Principal Shortfall                                 $0.00
    Preliminary Spread Account Balance Remaining                                               $12,952,751.65

    Specified Spread Account Balance                                                           $12,502,160.02
    Release from Spread Account to Seller as "Excess Servicing Fee"                                     $0.00
    Release from Spread Account to Noteholders as Principal                                       $450,591.63
    Ending Spread Account Balance (after distributions)                                        $12,502,160.02

Credit Enhancement                                                                                     22.17%
    Spread account % of Ending Pool Balance                                                             7.91%
    Overcollateralization % of Ending Pool Balance                                                     14.27%

Current Month CPR                                                                                       1.99%
Life-to-Date CPR                                                                                       21.13%

Scheduled Amounts 30 - 59 days past due                                                           $933,230.56
                                   as % of Ending Pool Balance                                          0.59%
Scheduled Amounts 60 days or more past due                                                        $871,513.18
                                   as % of Ending Pool Balance                                          0.55%
Net Losses on Liquidated Receivables                                                               $37,664.75
                                   as % of Ending Pool Balance                                          0.02%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PART III -- SERVICING CALCULATIONS                                    15-Sep-98

1.  Sources and Uses of Collection Account Balance                       Pool 1          Pool 2          Pool 3          Pool 4
Wtd. Avg. APR                                                            8.745%          8.719%          8.784%          8.644%
Contract Value (Beg. of Collection Period), by origination pool  $97,206,070.38  $25,434,440.12  $23,135,130.72  $18,256,895.45
Contract Value  (End of Collection Period), by origination pool  $93,377,919.79  $24,574,236.56  $22,497,658.88  $17,676,243.69
Contract Value Decline                                            $3,828,150.59     $860,203.56     $637,471.84     $580,651.76

Initial Pool Balance                                            $625,108,001.05
Pool Balance (End of Collection Period)                         $158,126,058.92

Total Collections and Investment Income for the period            $7,164,621.06
Negative Carry Amount                                                     $0.00

Total Distribution Amount (TDA)                                   $7,164,621.06
Principal Distribution Amount  (PDA)                              $5,906,477.74
Interest Distribution Amount  (IDA)                               $1,258,143.32

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)          $0.00
A-1 Noteholders' Share of the Principal Distribution Amount               0.00%
A-1 Noteholders' Principal Distributable Amount                           $0.00

A-2 Note Beginning Principal Balance                            $119,741,727.06
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)          $0.00
A-2 Noteholders' Share of the Principal Distribution Amount             100.00%
A-2 Noteholders' Principal Distributable Amount                   $5,906,477.74

Certificate Beginning Principal Balance                          $25,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous
  Period)                                                                 $0.00
Certificateholders' Share of the Principal Distribution Amount            0.00%
Certificateholders' Principal Distributable Amount                        $0.00

Interest Accrued on Class A-1 Notes this period                           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                 $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Noteholders' Interest Distributable Amount applicable to A-1
  Notes                                                                   $0.00

Interest Accrued on Class A-2 Notes this period                     $548,816.25
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                 $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Noteholders' Interest Distributable Amount applicable to
  A-2 Notes                                                         $548,816.25

Interest Accrued on Class A-1 and A-2 Notes this period             $548,816.25
Noteholders' Interest Carryover Shortfall (Previous Period)               $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Noteholders' Interest Distributable Amount                          $548,816.25

Interest Accrued on Certificates this period                        $121,875.00
Certificateholders' Interest Carryover Shortfall (Previous
  Period)                                                                 $0.00
Interest Due (in Arrears) on Above Shortfall                              $0.00
Certificateholders' Interest Distributable Amount                   $121,875.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                         $7,164,621.06

Administration Fee Shortfall (Previous Period)                            $0.00
Administration Fee Accrued during this Period                           $166.67
Administration Fee Paid this Period from TDA                            $166.67
Administration Fee Shortfall                                              $0.00

Total Distribution Amount Remaining                               $7,164,454.39

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                 $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Interest Accrued on Class A-1 Notes this period                           $0.00
Noteholders' Interest applicable to A-1 Notes Paid this
  Period from TDA                                                         $0.00
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                 $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Interest Accrued on Class A-2 Notes this period                     $548,816.25


Noteholders' Interest applicable to A-2 Notes Paid this Period
  from TDA                                                          $548,816.25
Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-2 Notes                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)               $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Interest Accrued on Class A-1 and A-2 Notes this period             $548,816.25
Noteholders' Interest Paid this Period from TDA                     $548,816.25
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period)                                                        $0.00

Total Distribution Amount Remaining                               $6,615,638.14

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)          $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                   $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA             $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                        $0.00

Total Distribution Amount Remaining                               $6,615,638.14

A-2 Noteholders' Principal Carryover Shortfall (Previous
  Period)                                                                 $0.00
A-2 Noteholders' Monthly Principal Distributable Amount           $5,906,477.74
A-2 Noteholders' Principal Distributable Amount Paid from TDA     $5,906,477.74
Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                        $0.00

Total Distribution Amount Remaining                                 $709,160.41

Certificateholders' Interest Carryover Shortfall (Previous
  Period)                                                                 $0.00
Interest Due (in Arrears) on Above Shortfall                              $0.00
Interest Accrued on Certificates this period                        $121,875.00
Certificateholders' Interest Paid this Period from TDA              $121,875.00
Preliminary Certificateholders' Interest Carryover Shortfall
  (Current Period)                                                        $0.00

Total Distribution Amount Remaining                                 $587,285.41

Certificateholders' Principal Carryover Shortfall (Previous
  Period)                                                                 $0.00
Certificateholders' Principal Distributable Amount applicable to
  current period                                                          $0.00
Certificateholders' Principal Distributable Amount Paid from TDA          $0.00
Preliminary Certificateholders' Principal Carryover Shortfall
  (Current Period)                                                        $0.00

Total Distribution Amount Remaining                                 $587,285.41

Servicing Fee Shortfall (Previous Period)                                 $0.00
Servicing Fees Accrued during this Period                           $136,693.78
Servicing Fees Paid this Period from TDA                            $136,693.78
Servicing Fee Shortfall                                                   $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct       $450,591.63

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                     $0.00

New Collateral Purchased                                                  $0.00
Deposit to Spread Account                                                 $0.00
Payment to Seller                                                         $0.00

Ending Pre-Funding Account Balance                                        $0.00

Excess Pre-Funded Amount/(Payment to Seller)

Adjusted Ending Pre-Funding Account Balance

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                  $0.00

Pre-Funded Percentage                                                    0.000%
Negative Carry Amount                                                     $0.00
Cumulative Negative Carry Amount                                    $433,178.05
Maximum Negative Carry Amount                                             $0.00
Required Negative Carry Account Balance                                   $0.00
Interim Ending Negative Carry Account Balance                             $0.00
Negative Carry Amount Released to Seller                                  $0.00

Ending Negative Carry Account Balance                                     $0.00

6.  Distributions from Spread Account


Beginning Spread Account Balance                                 $12,502,160.02

Deposit to Spread Account from Pre-Funding Account                        $0.00
Deposit to Spread Account from Excess Collections over
  Distributions                                                     $450,591.63

Distribution from Spread Account to Noteholders' Distr. Account           $0.00
Adjustment to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-1 Notes                      $0.00
Adjustment to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-2 Notes                      $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover
  Shortfall (Current Period)                                              $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover
  Shortfall (Current Period)                                              $0.00

Preliminary Spread Account Balance Remaining                     $12,952,751.65

Distribution from Spread Account to Certificateholders' Distr.
  Account                                                                 $0.00
Adjustment to Preliminary Certificateholders' Interest
  Carryover Shortfall (Current Period)                                    $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover
  Shortfall (Current Period)                                              $0.00

Preliminary Spread Account Balance Remaining                     $12,952,751.65

Cumulative Realized Losses since 31-January-95 (Cut-off Date)     $1,219,446.69
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?      NO
12*(Realized Losses during Collection Period + Repos at end of
  Collection Period)                                                $451,977.00
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool
  Balance?                                                     NO
60 day or > Delinquent Scheduled Amounts                            $871,513.18
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?  NO
Are any of the three conditions "YES"?                         NO

Preliminary A-1 Note Principal Balance (End of Period)                    $0.00
Preliminary A-2 Note Principal Balance (End of Period)          $113,835,249.32
Preliminary Certificate Principal Balance (End of Period)        $25,000,000.00
Preliminary Total Principal Balance of Notes and Certificates
  (End of Period)                                               $138,835,249.32

Specified Spread Account Balance                                 $12,502,160.02
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and       $5,929,727.21

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note
       and Certificate Balance = Spread Account), or             $15,627,700.03
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes and Certificates < = 97.50% of Pool Balance),
       or                                                        $14,064,930.02
(b)(iii) 2.00% of Initial Pool Balance (when principal amount
       of Notes and Certificates < = 96.25% of Pool Balance)     $12,502,160.02

Preliminary Spread Account Balance Remaining                     $12,952,751.65
Preliminary Excess Amount in Spread Account                         $450,591.63

Release from Spread Account to Seller as "Excess Servicing Fee"           $0.00
Release from Spread Account to Noteholders as Principal             $450,591.63
Ending Spread Account Balance (after distributions)              $12,502,160.02
Net Change in Spread Account Balance                                      $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                 $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
Certificateholders' Interest Carryover Shortfall  (Ending
  Balance)                                                                $0.00
Certificateholders' Principal Carryover Shortfall  (Ending
  Balance)                                                                $0.00

A-1 Note Principal Balance (End of Period)                                $0.00
A-2 Note Principal Balance (End of Period)                      $113,384,657.69
Certificate Principal Balance (End of Period)                    $25,000,000.00
Total Principal Balance of Notes and Certificates (End of
  Period)                                                       $138,835,249.32

A-1 Note Pool Factor (End of Period)                                  0.0000000
A-2 Note Pool Factor (End of Period)                                  0.2210227
Certificate Pool Factor (End of Period)                               1.0000000
Total Notes & Certificates Pool Factor (End of Period)                0.2221364

Specified Spread Account Balance (after all distributions and
  adjustments)                                                   $12,502,160.02


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                       15-Sep-98
(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                            $6,357,069.36
          per $1,000 original principal amount:                                                  $12.39194808

     (c)  Total                                                                                 $6,357,069.36

(2)  Interest on the Notes

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                              $548,816.25
          per $1,000 original principal amount:                                                   $1.06981725

     (c)  Total                                                                                   $548,816.25

(3)  Pool Balance at the end of the related Collection Period                                 $158,126,058.92

(4)  After giving effect to distributions on current Payment Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:                                               $0.00
         (ii)  A-1 Note Pool Factor:                                                                0.0000000

     (b)  (i)  outstanding principal amount of A-2 Notes:                                     $113,384,657.69
         (ii)  A-2 Note Pool Factor:                                                                0.2210227

     (c)  (i)  Certificate Balance                                                             $25,000,000.00
         (ii)  Certificate Pool Factor:                                                             1.0000000

(5)  Amount of Servicing Fee:                                                                     $136,693.78
     per $1,000 Initial Pool Balance:                                                              0.21867226

(6)  Amount of Administration Fee:                                                                    $166.67
     per $1,000 Initial Pool Balance:                                                              0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                            $37,664.75

(9)  Amount in Spread Account:                                                                 $12,502,160.02

(10) Amount in Pre-Funding Account:                                                                     $0.00

(11) For the Final payment date with respect to the Funding Period, the                                 $0.00
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                 $0.00

CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                       15-Sep-98

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                            $6,357,069.36
          per $1,000 original principal amount:                                                  $12.39194808

     (c)  Certificates:                                                                                 $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (d)  Total:                                                                                $6,357,069.36

(2)  Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                              $548,816.25
          per $1,000 original principal amount:                                                   $1.06981725

     (c)  Certificates:                                                                           $121,875.00
          per $1,000 original principal amount:                                                   $4.87500000

     (d)  Total:                                                                                  $670,691.25

(3)  Pool Balance at end of related Collection Period:                                        $158,126,058.92

(4)  After giving effect to distributions on this Payment Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:                                               $0.00
         (ii)  A-1 Note Pool Factor:                                                                0.0000000

     (b)  (i)  outstanding principal amount of A-2 Notes:                                     $113,384,657.69
         (ii)  A-2 Note Pool Factor:                                                                0.2210227

     (c)  (i)  Certificate Balance                                                             $25,000,000.00
         (ii)  Certificate Pool Factor:                                                             1.0000000

(5)  Amount of Servicing Fee:                                                                     $136,693.78
     per $1,000 Initial Pool Balance:                                                             $0.21867226

(6)  Amount of Administration Fee:                                                                    $166.67
     per $1,000 Initial Pool Balance:                                                             $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                            $37,664.75

(9)  Amount in Spread Account:                                                                 $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                    $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                $0.00
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                 $0.00




CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                       15-Sep-98

(1)  Payment of Administration Fee to Administrator:                                                  $166.67

(2)  Noteholders' Interest Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                            $548,816.25

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                          $6,357,069.36

(4)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                     $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                           $0.00

(6)  Payment of Servicing Fee to Servicer:                                                        $136,693.78

(7)  Deposit to Spread Account from Excess Collections over Distributions:                        $450,591.63

Check for Spread Account Draw                                                                 NO
Sum of Above Distributions                                                                      $7,615,212.69
Total Distribution Amount plus Turbo                                                            $7,615,212.69


-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                       15-Sep-98
(1)  Total Distribution Amount:                                                                 $7,164,621.06

(2)  Administration Fee:                                                                              $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                 $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                          $548,816.25

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                 $0.00

(7)  Noteholders' Interest Distributable Amount:                                                  $548,816.25

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                                  $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                  $5,906,477.74

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                                100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                          $6,357,069.36

(16)  Noteholders' Principal Distributable Amount:                                              $6,357,069.36

(17)  Noteholders' Distributable Amount:                                                        $6,905,885.61

(18)  Certificateholders' Interest Distributable Amount:                                          $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                                 $0.00

(20)  Certificateholders' Percentage:                                                                   0.00%

(21) Certificateholders' Principal Distributable Amount applicable to current period                    $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                                $0.00

(23)  Certificateholders' Principal Distributable Amount:                                               $0.00

(24)  Certificateholders' Distributable Amount:                                                   $121,875.00

(25)  Servicing Fee:                                                                              $136,693.78

(26)  Deposit to Spread Account (from excess collections):                                        $450,591.63

(27)  Specified Spread Account Balance (after all distributions and adjustments) :             $12,502,160.02
    The greater of:
    (a) 3.75% of the Pool Balance at the beginning of the Collection Period
        in which the Payment Date occurs; and                                                   $5,929,727.21

    (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
           Balance = Spread Account), or                                                       $15,627,700.03

    (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
            and Certificates < = 97.50% of Pool Balance                                        $14,064,930.02

    (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
            and Certificates < = 96.25% of Pool Balance                                        $12,502,160.02



(28)  Spread Account Trigger Tests:
    (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                          $1,219,446.69

       (ii)  2.25% of the Initial Pool Balance:                                                $14,064,930.02

    (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:            $451,977.00

       (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:               $2,706,536.85

    (c) (i)   Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                     $871,513.18

       (ii)   2.25% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs:                                                 $3,557,836.33

(29)  Spread Account Balance over the Specified Spread Account Balance:                           $450,591.63

(30)  Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                                      $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                  0


(31)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                                        $0.00

(33)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                 $158,126,058.92

(34)  After giving effect to all distributions on such Payment Date:
      Outstanding Principal Balance of A-1 Notes:                                                       $0.00
      A-1 Note Pool Factor:                                                                         0.0000000

      Outstanding Principal Balance of A-2 Notes:                                             $113,384,657.69
      A-2 Note Pool Factor:                                                                         0.2210227

      Outstanding Principal Balance of the Certificates:                                       $25,000,000.00
      Certificate Pool Factor:                                                                      1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                         $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                       $37,664.75

(37)  Spread Account Balance after giving effect to all distributions:                         $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening of business on the
      first day of the Collection Period in which the Payment Date occurs:                    $291,948,294.21

(39)  Number of Collection Periods since Completion of Funding Period                                      31

(40)  Current Month CPR                                                                                 1.99%

(41)  Life-to-Date CPR                                                                                 21.13%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003
                                                                                          16-Sep-98
                                                                                           12:11 AM
Prepared by Lisa Sorenson, Phone 414-636-6184                                 File: service\us96b.xls

NPV Data Input Section     IRR Calc (pool 1)  31-Aug-96     05-Sep-98    05-Sep-98    5-Sep-98        5-Sep-98    5-Sep-98
                                     8.309%   Pool 1 Cutoff  Pool 1       Pool 2       Pool 3          Pool 4      Pool 5
Scheduled cash flows as
  of the end of the
     collection period    0 (467,425,285.55)  1,472,181.16   4,347,233.24   28,139.24   3,060,407.12  1,608,181.18  1,059,438.60
Line 0 is scheduled       1   15,757,657.24  14,285,476.08   4,971,795.43        0.00   3,282,243.57  6,444,529.28  1,648,438.53
  amount delinquent       2   10,488,530.06  10,488,530.06   5,443,487.64   43,781.50   1,301,268.13  4,314,822.22  7,251,577.95
                          3   11,648,174.21  11,648,174.21   6,904,868.95   23,338.90   1,465,012.73  1,577,996.62  3,881,015.04
                          4   13,676,813.20  13,676,813.20   7,206,231.76   29,623.12   1,543,557.60  1,550,882.21  1,478,081.41
                          5    9,531,315.06   9,531,315.06   5,386,244.36        0.00   1,031,239.62  1,265,901.24    958,887.54
                          6    8,372,935.20   8,372,935.20   4,750,701.25    8,447.17   1,116,887.75  1,112,336.55    837,598.24
                          7   11,722,851.90  11,722,851.90   6,659,606.65        0.00     946,181.82  1,151,889.66    956,938.23
                          8   17,207,560.18  17,207,560.18  10,580,759.18        0.00     767,297.34  1,095,236.53  1,089,034.10
                          9   14,691,800.81  14,691,800.81   9,112,707.92        0.00     733,733.47    924,563.43    886,127.39
                         10   17,197,279.08  17,197,279.08  10,428,564.87        0.00     732,376.74  1,031,976.56  1,003,307.30
                         11   15,504,490.86  15,504,490.86   8,683,633.52        0.00   1,153,183.42  1,194,660.67    960,711.59
                         12   11,904,998.66  11,904,998.66   6,024,281.69        0.00   6,061,344.98  2,859,737.49  1,533,152.60
                         13    7,211,819.84   7,211,819.84   3,259,613.82        0.00   2,947,492.90  6,151,684.68  1,508,133.22
                         14    8,633,057.26   8,633,057.26   3,872,080.44        0.00   1,042,729.56  3,866,038.63  6,949,903.39
                         15   10,443,070.12  10,443,070.12   5,199,159.78        0.00   1,152,723.39  1,301,097.80  3,642,243.06
                         16   11,720,349.94  11,720,349.94   5,359,169.53        0.00   1,212,719.57  1,271,937.93  1,196,746.65
                         17    8,564,089.35   8,564,089.35   3,858,394.37        0.00     777,992.34    936,299.04    760,447.24
                         18    7,479,246.64   7,479,246.64   3,498,321.17        0.00     849,463.61    841,361.43    656,299.48
                         19   10,611,284.66  10,611,284.66   5,143,629.62        0.00     637,591.82    787,243.98    693,398.23
                         20   16,496,614.28  16,496,614.28   8,130,243.28        0.00     531,074.36    780,155.85    824,883.58
                         21   14,115,082.64  14,115,082.64   5,700,435.95        0.00     495,656.34    631,992.62    643,067.98
                         22   16,562,222.16  16,562,222.16   5,653,396.11        0.00     489,216.68    742,243.17    784,589.52
                         23   14,840,653.37  14,840,653.37   5,377,164.18        0.00     776,750.49    858,788.46    715,845.47
                         24   11,271,867.97  11,271,867.97   3,474,769.28        0.00   4,993,631.55  2,309,534.86  1,167,738.76
                         25    6,644,313.99   6,644,313.99     983,606.54        0.00   2,198,589.54  4,756,215.03  1,204,213.37
                         26    7,693,316.20   7,693,316.20   1,199,791.83        0.00     605,094.67  2,950,488.52  5,712,613.61
                         27    9,795,133.28   9,795,133.28   1,902,628.58        0.00     632,332.08    766,743.78  2,803,250.42
                         28   10,958,156.04  10,958,156.04   2,110,096.70        0.00     612,938.57    579,191.64    543,406.08
                         29    8,033,198.42   8,033,198.42   1,097,786.01        0.00     258,163.13    411,985.51    271,442.76
                         30    7,001,521.70   7,001,521.70     996,442.54        0.00     292,603.75    321,870.44    184,579.78
                         31   10,001,306.67  10,001,306.67   1,916,795.89        0.00     232,129.52    278,464.12    242,154.75
                         32   15,686,375.93  15,686,375.93   3,139,636.68        0.00     156,432.83    265,858.35    224,161.97
                         33   13,305,308.18  13,305,308.18   2,031,472.71        0.00      94,153.54    179,889.49    123,428.47
                         34   15,253,592.56  15,253,592.56   2,204,097.34        0.00     109,551.55    194,073.79    249,213.57
                         35   13,439,340.18  13,439,340.18   1,667,969.40        0.00     301,305.59    312,078.25    180,593.97
                         36    9,627,709.80   9,627,709.80     935,428.36        0.00   2,390,727.23  1,111,515.70    363,122.95
                         37    4,845,435.52   4,845,435.52     231,322.56        0.00     953,539.72  1,971,740.13    451,692.83
                         38    5,846,192.76   5,846,192.76     175,420.22        0.00     248,123.27  1,465,755.00  2,289,978.65
                         39    7,626,986.55   7,626,986.55     206,829.81        0.00     101,846.36    307,608.31  1,563,858.63
                         40    8,420,026.39   8,420,026.39     152,234.00        0.00     196,517.55    124,582.54    211,174.24
                         41    6,063,594.56   6,063,594.56     106,671.37        0.00      59,589.48    110,005.79     16,492.77
                         42    5,223,953.51   5,223,953.51      23,819.43        0.00      21,305.40      7,967.18     42,541.21
                         43    7,797,581.78   7,797,581.78     253,170.43        0.00           0.00     22,259.18     72,378.22
                         44   12,241,335.77  12,241,335.77     188,963.97        0.00           0.00      1,178.75      6,349.83
                         45    8,547,844.85   8,547,844.85      56,768.76        0.00           0.00      1,178.75      2,611.63
                         46    9,171,743.38   9,171,743.38     155,628.30        0.00           0.00      1,178.75     17,465.92
                         47    8,838,821.22   8,838,821.22      14,995.42        0.00      21,298.59      1,178.75      1,474.69
                         48    5,892,614.25   5,892,614.25           0.00        0.00      37,008.82     69,237.41     38,177.92
                         49    1,524,196.03   1,524,196.03           0.00        0.00           0.00    100,531.27    103,680.51
                         50    2,155,353.95   2,155,353.95           0.00        0.00           0.00          0.00    152,202.72
                         51    2,948,921.29   2,948,921.29           0.00        0.00           0.00          0.00          0.00
                         52    3,471,809.78   3,471,809.78           0.00        0.00           0.00          0.00          0.00
                         53    1,939,596.57   1,939,596.57           0.00        0.00           0.00          0.00          0.00
                         54    1,711,213.57   1,711,213.57           0.00        0.00           0.00          0.00          0.00
                         55    3,365,677.46   3,365,677.46           0.00        0.00           0.00          0.00          0.00
                         56    5,657,510.12   5,657,510.12           0.00        0.00           0.00          0.00          0.00
                         57    3,605,516.92   3,605,516.92           0.00        0.00           0.00          0.00          0.00
                         58    3,745,028.73   3,745,028.73           0.00        0.00           0.00          0.00          0.00
                         59    3,458,411.68   3,458,411.68           0.00        0.00           0.00          0.00          0.00
                         60    1,765,194.32   1,765,194.32           0.00        0.00           0.00          0.00          0.00
                         61      308,041.89     308,041.89           0.00        0.00           0.00          0.00          0.00
                         62      231,422.23     231,422.23           0.00        0.00           0.00          0.00          0.00
                         63      276,666.19     276,666.19           0.00        0.00           0.00          0.00          0.00
                         64      336,307.15     336,307.15           0.00        0.00           0.00          0.00          0.00
                         65      135,733.57     135,733.57           0.00        0.00           0.00          0.00          0.00
                         66       82,298.61      82,298.61           0.00        0.00           0.00          0.00          0.00
                         67      356,451.64     356,451.64           0.00        0.00           0.00          0.00          0.00
                         68      354,314.13     354,314.13           0.00        0.00           0.00          0.00          0.00
                         69      125,457.56     125,457.56           0.00        0.00           0.00          0.00          0.00
                         70      223,408.04     223,408.04           0.00        0.00           0.00          0.00          0.00
                         71       26,132.80      26,132.80           0.00        0.00           0.00          0.00          0.00
                         72            0.00           0.00           0.00        0.00           0.00          0.00          0.00
                         73            0.00           0.00           0.00        0.00           0.00          0.00          0.00

Total Time Balance of Scheduled Cash Flows
                             551,413,832.41 551,413,832.41 170,778,070.84  133,329.93  48,625,028.09 62,923,868.52 60,159,866.57

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                        09/16/98
                                                                     12:11 AM
Payment Date                                                                              15-Sep-98
Collection Period Begin Date                                                              06-Aug-98
Collection Period End Date                                          31-Aug-96             04-Sep-98
Days in accrual period (30/360)                                                                  30
PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                     $20,733,720.51

Warranty Repurchases
   Contracts deferred beyond Final Scheduled Maturity Date                                    $0.00
   Government obligors                                                                        $0.00
   Total Warranty Repurchases                                                                 $0.00

Total Collections For The Period                                                     $20,733,720.51

Miscellaneous Data
     Scheduled Amounts 30 - 59 days past due                                           $1,882,687.40
     Scheduled Amounts 60 days or more past due                                        $1,359,439.86
     Net Losses on Liquidated Receivables                                                 $97,268.81
     Number of Loans at Beginning of Period                                                   20,434
     Number of Loans at End of Period                                                         19,944
     Repossessed Equipment not Sold or Reassigned (Beginning)                                  $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                        $0.00
     Reinvestment Income (including Pre-Funding Account)                                 $157,080.61
     Pre-Funding Account Reinvestment Income                                                   $0.00
   Additional Class B Notes (max $75,000,000)                                                  $0.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date                                                                                                   15-Sep-98
Collection Period Begin Date                                                                                   06-Aug-98
Collection Period End Date                                                                                     04-Sep-98

PART II -- SUMMARY
Total Principal Balance of Notes and Certificates (Beginning of Period)                                  $317,888,834.55
  A-1 Note Beginning Principal Balance                                                                             $0.00
  A-2 Note Beginning Principal Balance                                                                             $0.00
  A-3 Note Beginning Principal Balance                                                                   $266,350,643.72
  B Note Beginning Principal Balance                                                                      $20,239,410.62
  Certificate Beginning Principal Balance                                                                 $31,298,780.20

Total Principal Balance of Notes and Certificates (End of Period)                                        $296,859,412.40
  A-1 Note Principal Balance (End of Period)                                                                       $0.00
                             A-1 Note Pool Factor (End of Period)                                              0.0000000
  A-2 Note Principal Balance (End of Period)                                                                       $0.00
                             A-2 Note Pool Factor (End of Period)                                              0.0000000
  A-3 Note Principal Balance (End of Period)                                                             $247,494,399.18
                             A-3 Note Pool Factor (End of Period)                                              0.7522626
  B Note Principal Balance (End of Period)                                                                $18,806,565.29
                               B Note Pool Factor (End of Period)                                              0.7522626
  Certificate Principal Balance (End of Period)                                                           $30,558,447.94
                           Certificate Pool Factor (End of Period)                                             0.8987779

Contract Value Decline                                                                                    $18,508,306.66
  Pool Balance (Beg. of Collection Period)                                                                330,487,176.09
  Pool Balance (End of Collection Period)                                                                $311,978,869.43

Total Distribution Amount (TDA)                                                                           $20,890,801.12
  Total Collections and Investment Income for the Period                                                  $20,890,801.12
  Negative Carry Amount                                                                                            $0.00

Administration Fee Accrued during this Period                                                                    $166.67

Principal Distribution Amount  (PDA)                                                                      $18,508,306.66
Release from Spread Account to A-1 Noteholders as Principal                                                        $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                        $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                $2,343,070.60
Release from Spread Account to B Noteholders as Principal                                                    $178,044.88
  A-1 Noteholders' Principal Distributable Amount                                                                  $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                  $0.00
  A-3 Noteholders' Principal Distributable Amount                                                         $16,513,173.94
  B Noteholders' Principal Distributable Amount                                                            $1,254,800.45
  Certificateholders' Principal Distributable Amount                                                         $740,332.27

Interest Distributable Amount                                                                              $1,775,530.48
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                               $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                       $1,476,026.48
  Noteholders' Interest Distributable Amount applicable to B Notes                                           $118,231.89
  Certificateholders' Interest Distributable Amount                                                          $181,272.10

Servicing Fees Accrued during this Period                                                                    $275,405.98

Total Distribution Amount Remaining to Deposit to Spread Account                                             $331,391.34

Spread Account
   Beginning Spread Account Balance                                                                       $19,707,517.31
   Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                     $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                      $331,391.34
   Distribution from Spread Account for Interest / Principal Shortfall                                             $0.00
   Preliminary Spread Account Balance Remaining                                                           $20,038,908.64

   Specified Spread Account Balance                                                                        $17,517,793.16
   Release from Spread Account to Seller as "Excess Servicing Fee"                                                 ($0.00)
   Ending Spread Account Balance (after distributions)                                                     $17,517,793.16

Credit Enhancement                                                                                                 10.71%
   Spread account % of Ending Pool Balance                                                                          5.62%
   Overcollateralization % of Ending Pool Balance                                                                   5.09%

Life-to-Date CPR                                                                                                   24.81%

Scheduled Amounts 30 - 59 days past due                                                                     $1,882,687.40
                              as % of Ending Pool Balance                                                           0.60%
Scheduled Amounts 60 days or more past due                                                                  $1,359,439.86
                              as % of Ending Pool Balance                                                           0.44%
Net Losses on Liquidated Receivables                                                                           $97,268.81
                              as % of Ending Pool Balance                                                           0.03%

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

PART III -- SERVICING CALCULATIONS                                                                                        15-Sep-98

1.  Sources and Uses of Collection Account Balance                                              Pool 1 Cutoff                Pool 1
Wtd. Avg. APR                                                                                          8.310%                8.310%
Contract Value (Beg. of Collection Period), by origination pool                                                     $165,211,746.77
Contract Value  (End of Collection Period), by origination pool                               $467,425,285.55       $155,358,326.43
Contract Value Decline                                                                                                $9,853,420.34

Initial Pool Balance                                                                                                $875,889,658.01
Pool Balance (End of Collection Period)                                                                             $311,978,869.43

Total Collections and Investment Income for the period                                                               $20,890,801.12
Negative Carry Amount                                                                                                         $0.00

Total Distribution Amount (TDA)                                                                                      $20,890,801.12
Principal Distribution Amount (PDA)                                                                                  $18,508,306.66
Interest Distribution Amount (IDA)                                                                                    $2,382,494.46

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                   0.00%
A-1 Noteholders' Principal Distributable Amount                                                                               $0.00

A-2 Note Beginning Principal Balance                                                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                   0.00%
A-2 Noteholders' Principal Distributable Amount                                                                               $0.00

A-3 Note Beginning Principal Balance                                                                                $266,350,643.72
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                                  89.22%
A-3 Noteholders' Principal Distributable Amount                                                                      $16,513,173.94

B Note Beginning Principal Balance                                                                                   $20,239,410.62
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                                $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                     6.78%
B Noteholders' Principal Distributable Amount                                                                         $1,254,800.45

Certificate Beginning Principal Balance                                                                              $31,298,780.20
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
Certificateholders' Share of the Principal Distribution Amount                                                                4.00%
Certificateholders' Principal Distributable Amount                                                                      $740,332.27

Interest Accrued on Class A-1 Notes this period                                                       5.5625%                 $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                            $0.00

Interest Accrued on Class A-2 Notes this period                                                         6.25%                 $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                            $0.00

Interest Accrued on Class A-3 Notes this period                                                         6.65%         $1,476,026.48
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                    $1,476,026.48

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                          $1,476,026.48
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Offered Noteholders' Interest Distributable Amount                                                                    $1,476,026.48

Interest Accrued on Class B Notes this period                                                           7.01%           $118,231.89
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                        $118,231.89

Interest Accrued on Certificates this period                                                            6.95%           $181,272.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                  $0.00
Certificateholders' Interest Distributable Amount                                                                       $181,272.10

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                                            $20,890,801.12

Administration Fee Shortfall (Previous Period)                                                                                $0.00
Administration Fee Accrued during this Period                                                       $500/qtr.               $166.67
Administration Fee Paid this Period from TDA                                                                                $166.67
Administration Fee Shortfall                                                                                                  $0.00

Total Distribution Amount Remaining                                                                                  $20,890,634.45


PART III -- SERVICING CALCULATIONS

1.  Sources and Uses of Collection Account Balance                        Pool 2           Pool 3           Pool 4           Pool 5
Wtd. Avg. APR                                                             6.782%           9.186%           9.025%           9.089%
Contract Value (Beg. of Collection Period), by origination pool      $134,110.52   $48,289,147.81   $58,376,782.09   $55,304,565.62
Contract Value (End of Collection Period), by origination pool       $131,506.75   $43,446,531.27   $56,343,928.15   $53,597,529.87
Contract Value Decline                                                 $2,603.77    $4,842,616.54    $2,032,853.94    $1,707,035.75

Initial Pool Balance                                               18,508,306.66



Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-1 Notes this period                                                                               $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                       $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-2 Notes this period                                                                               $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                       $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-3 Notes this period                                                                       $1,476,026.48
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                               $1,476,026.48
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                          $1,476,026.48
Offered Noteholders' Interest Paid this Period from TDA                                                               $1,476,026.48
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                        $0.00

Total Distribution Amount Remaining                                                                                  $19,414,607.97

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                       $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                  $19,414,607.97

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                       $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                  $19,414,607.97

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                              $16,513,173.94
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                        $16,513,173.94
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $2,901,434.03

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class B Notes this period                                                                           $118,231.89
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                   $118,231.89
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                  $0.00

Total Distribution Amount Remaining                                                                                   $2,783,202.14

B Noteholders' Principal Distributable Amount                                                                                 $0.00
B Noteholders' Monthly Principal Distributable Amount                                                                 $1,254,800.45
B Noteholders' Principal Distributable Amount Paid from TDA                                                           $1,254,800.45
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00

Total Distribution Amount Remaining                                                                                   $1,528,401.69

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                  $0.00
Interest Accrued on Certificates this period                                                                            $181,272.10
Certificateholders' Interest Paid this Period from TDA                                                                  $181,272.10
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

Total Distribution Amount Remaining                                                                                   $1,347,129.58

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                         $740,332.27
Certificateholders' Principal Distributable Amount Paid from TDA                                                        $740,332.27
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                     $606,797.32

Servicing Fee Shortfall (Previous Period)                                                                                     $0.00
Servicing Fees Accrued during this Period                                                                  1.00%        $275,405.98
Servicing Fees Paid this Period from TDA                                                                                $275,405.98
Servicing Fee Shortfall                                                                                                       $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                                           $331,391.34

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                         $0.00

New Collateral Purchased                                                                                                      $0.00
Deposit to Spread Account                                                                                  3.75%              $0.00
Payment to Seller                                                                                                             $0.00

Ending Pre-Funding Account Balance                                                                                            $0.00


Excess Pre-Funded Amount/(Payment to Seller)                                                                                  $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                   $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                      $0.00

Pre-Funded Percentage                                                                                                        0.000%
Negative Carry Amount                                                                                                         $0.00
Cumulative Negative Carry Amount                                                                                      $1,279,542.53
Maximum Negative Carry Amount                                                                                                 $0.00
Required Negative Carry Account Balance                                                                                       $0.00
Interim Ending Negative Carry Account Balance                                                                                 $0.00
Negative Carry Amount Released to Seller                                                                                      $0.00

Ending Negative Carry Account Balance                                                                                         $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                     $19,707,517.31
Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                                   $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                    $331,391.34

Distribution from Spread Account to Noteholders' Distr. Account                                                               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                  $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                  $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                  $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                    $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Preliminary Spread Account Balance Remaining                                                                         $20,038,908.64

Distribution from Spread Account to Certificateholders' Distr. Account                                                        $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                   $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Preliminary Spread Account Balance Remaining                                                                         $20,038,908.64

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                          $1,991,731.21
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                     $1,167,225.72
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                            NO
60 day or > Delinquent Scheduled Amounts                                                                              $1,359,439.86
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                 NO
Are any of the three conditions "YES"?                                                                        NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                        $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                        $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                              $249,837,469.78
Preliminary B Note Principal Balance (End of Period)                                                                 $18,984,610.17
Preliminary Certificate Principal Balance (End of Period)                                                            $30,558,447.94
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                       $299,380,527.89

Specified Spread Account Balance                                                                                     $17,517,793.16
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                             3.75%        $11,699,207.60

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                                        2.50%        $21,897,241.45
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates less than or equal to 97.50% of Pool Balance), or                               2.25%        $19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates less than or equal to 96.25% of Pool Balance)                                   2.00%        $17,517,793.16

Preliminary Spread Account Balance Remaining                                                                         $20,038,908.64
Preliminary Excess Amount in Spread Account                                                                           $2,521,115.48

Release from Spread Account to Seller as "Excess Servicing Fee"                                    Turbo Date                ($0.00)
Release from Spread Account to A-1 Noteholders as Principal                                         15-Jul-97                 $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                                   $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                           $2,343,070.60
Release from Spread Account to B Noteholders as Principal                                                               $178,044.88
Ending Spread Account Balance (after distributions)                                                                  $17,517,793.16
Net Change in Spread Account Balance                                                                                 ($2,189,724.15)

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                              $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                                 $0.00
Certificateholders' Interest Carryover Shortfall (Ending Balance)                                                             $0.00
Certificateholders' Principal Carryover Shortfall (Ending Balance)                                                            $0.00

A-1 Note Principal Balance (End of Period)                                                                                    $0.00
A-2 Note Principal Balance (End of Period)                                                                                    $0.00
A-3 Note Principal Balance (End of Period)                                                                          $247,494,399.18
B Note Principal Balance (End of Period)                                                                             $18,806,565.29
Certificate Principal Balance (End of Period)                                                                        $30,558,447.94
Total Principal Balance of Notes and Certificates (End of Period)                                                   $296,859,412.40

A-1 Note Pool Factor (End of Period)                                                          $125,000,000.00             0.0000000
A-2 Note Pool Factor (End of Period)                                                          $362,000,000.00             0.0000000
A-3 Note Pool Factor (End of Period)                                                          $329,000,000.00             0.7522626
B Note Pool Factor (End of Period)                                                             $25,000,000.00             0.7522626
Certificate Pool Factor (End of Period)                                                        $34,000,000.00             0.8987779


Total Notes & Certificates Pool Factor (End of Period)                                                                    0.3392679

Specified Spread Account Balance (after all distributions and adjustments)                                           $17,517,793.16



CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                 15-Sep-98

(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (c)  A-3 Notes:                                                                           $18,856,244.55
          per $1,000 original principal amount:                                                  $57.31381321

     (d)  B Notes:                                                                              $1,432,845.33
          per $1,000 original principal amount:                                                  $57.31381321

     (e)  Total                                                                                $20,289,089.88

(2)  Interest on the Notes

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (c)  A-3 Notes:                                                                            $1,476,026.48
          per $1,000 original principal amount:                                                   $4.48640269

     (d)  B Notes:                                                                                $118,231.89
          per $1,000 original principal amount:                                                   $4.72927561

     (e)  Total                                                                                 $1,594,258.37

(3)  Pool Balance at the end of the related Collection Period                                 $311,978,869.43

(4)  After giving effect to distributions on current Payment Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:                                               $0.00
         (ii)  A-1 Note Pool Factor:                                                                0.0000000

     (b)  (i)  outstanding principal amount of A-2 Notes:                                               $0.00
         (ii)  A-2 Note Pool  Factor:                                                               0.0000000

     (c)  (i)  outstanding principal amount of A-3 Notes:                                     $247,494,399.18
         (ii)  A-3 Note Pool Factor:                                                               $0.7522626

     (d)  (i)  outstanding principal amount of A-3 Notes:                                      $18,806,565.29
         (ii)  A-3 Note Pool Factor:                                                               $0.7522626

     (e)  (i)  Certificate Balance                                                            $30,558,447.94
         (ii)  Certificate Pool Factor:                                                            0.8987779

(5)  Amount of Servicing Fee:                                                                     $275,405.98
     per $1,000 Beginning of Collection Period:                                                    0.31442999

(6)  Amount of Administration Fee:                                                                    $166.67
     per $1,000 Beginning of Collection Period:                                                    0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                            $97,268.81

(9)  Amount in Spread Account:                                                                 $17,517,793.16

(10) Amount in Pre-Funding Account:                                                                     $0.00

(11) For the Final payment date with respect to the Funding Period, the                                    NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                  $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST  1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                 15-Sep-98

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (c)  A-3 Notes:                                                                            18,856,244.55
          per $1,000 original principal amount:                                                   57.31381321

     (d)  B Notes:                                                                               1,432,845.33
          per $1,000 original principal amount:                                                   57.31381321

     (e)  Certificates:                                                                           $740,332.27
          per $1,000 original principal amount:                                                  $21.77447842

     (f)  Total:                                                                               $21,029,422.14

(2)  Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (b)  A-2 Notes:                                                                                    $0.00
          per $1,000 original principal amount:                                                   $0.00000000

     (c)  A-3 Notes:                                                                            $1,476,026.48
          per $1,000 original principal amount:                                                   $4.48640269

     (d)  B Notes:                                                                                $118,231.89
          per $1,000 original principal amount:                                                   $4.72927561

     (e)  Certificates:                                                                           $181,272.10
          per $1,000 original principal amount:                                                   $5.33153241

     (f)  Total:                                                                                $1,775,530.48

(3)  Pool Balance at end of related Collection Period:                                        $311,978,869.43

(4)  After giving effect to distributions on this Payment Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:                                               $0.00
         (ii)  A-1 Note Pool Factor:                                                                0.0000000

     (b)  (i)  outstanding principal amount of A-2 Notes:                                               $0.00
         (ii)  A-2 Note Pool Factor:                                                                0.0000000

     (c)  (i)  outstanding principal amount of A-3 Notes:                                     $247,494,399.18
         (ii)  A-3 Note Pool Factor:                                                                0.7522626

     (d)  (i)  outstanding principal amount of B Notes:                                        $18,806,565.29
         (ii)  B Note Pool Factor:                                                                  0.7522626

     (e)  (i)  Certificate Balance                                                             $30,558,447.94
         (ii)  Certificate Pool Factor:                                                             0.8987779

(5)  Amount of Servicing  Fee:                                                                    $275,405.98
     per $1,000 Beginning of Collection Period:                                                   $0.31442999

(6)  Amount of Administration Fee:                                                                    $166.67
     per $1,000 Beginning of Collection Period:                                                   $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                            $97,268.81

(9)  Amount in Spread Account:                                                                 $17,517,793.16

(10) Amount in Pre-Funding Account:                                                                     $0.00

(11) For the Final payment date with respect to the Funding Period, the             NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                  $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                 15-Sep-98

(1)  Payment of Administration Fee to Administrator:                                                  $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
     Interest Distributable Amount deposited into Note Distribution Account:                    $1,594,258.37

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                         $20,289,089.88

(4)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                     $181,272.10

(5)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                     $740,332.27

(6)  Payment of Servicing Fee to Servicer:                                                        $275,405.98

(7)  Deposit to Spread Account from Excess Collections over Distributions:                        $331,391.34

Check for Error                                                                               NO ERROR
Sum of Above Distributions                                                                     $23,411,916.60
Total Distribution Amount plus Turbo                                                           $23,411,916.60

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                  15-Sep-98
 (1)  Total Distribution Amount:                                                                           $20,890,801.12

 (2)  Administration Fee:                                                                                         $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                           $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                            $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                           $0.00

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                            $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                   $1,476,026.48

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                            $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                       $118,231.89

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                              $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                             $1,594,258.37
      Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                              $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                              0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                              $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                             $16,513,173.94

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                             89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                     $18,856,244.55

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                $1,254,800.45

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                 $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                        $1,432,845.33

(28)  Noteholders' Principal Distribution Amount:                                                          $20,289,089.88

(29)  Noteholders' Distributable Amount:                                                                   $21,883,348.25

(30)  Certificateholders' Interest Distributable Amount:                                                      $181,272.10

(31)  Certificateholders' Interest Carryover Shortfall:                                                             $0.00

(32)  Certificateholders' Percentage:                                                                               4.00%

(33)  Certificateholders' Principal Distributable Amount applicable to current period                         $740,332.27

(34)  Certificateholders' Principal Carryover Shortfall:                                                            $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                     $740,332.27

(36)  Certificateholders' Distributable Amount:                                                               $921,604.37

(37)  Servicing Fee:                                                                                          $275,405.98

(38)  Deposit to Spread Account (from excess collections):                                                    $331,391.34



(39)  Specified Spread Account Balance (after all distributions and adjustments):                          $17,517,793.16
   The greater of:
   (a) 3.75% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs; and                                                        $11,699,207.60

   (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
          Balance = Spread Account), or                                                                    $21,897,241.45

   (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
           and Certificates < = 97.50% of Pool Balance                                                     $19,707,517.31

   (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
           and Certificates < = 96.25% of Pool Balance                                                     $17,517,793.16

 (40)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
              the end of the related Collection Period:                                                     $1,991,731.21

       (ii)  2.25% of the Initial Pool Balance:                                                  2.25%     $19,707,517.31

   (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                     $1,167,225.72

       (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                1.65%      $5,400,719.82

   (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                              $1,359,439.86

       (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                 2.25%      $6,949,751.01

 (41)  Spread Account Balance over the Specified Spread Account Balance:                                    $2,521,115.48

 (42)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                                                  ($0.00)
   (b) Release of Excess Amount in Negative Carry Account                                                            0.00


 (43)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                               $0.00

 (44)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                                       $0.00

 (45)  Pool Balance as of the opening of business on the first day of
            the Collection Period in which the Payment Date occurs:                                       $311,978,869.43

 (46)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of A-1 Notes:                                                             $0.00
            A-1 Note Pool Factor:                                                                               0.0000000

            Outstanding Principal Balance of A-2 Notes:                                                             $0.00
            A-2 Note Pool Factor:                                                                               0.0000000

            Outstanding Principal Balance of A-3 Notes:                                                   $247,494,399.18
            A-3 Note Pool Factor:                                                                               0.7522626

            Outstanding Principal Balance of B Notes:                                                      $18,806,565.29
            B Note Pool Factor:                                                                                 0.7522626

            Outstanding Principal Balance of the Certificates:                                             $30,558,447.94
            Certificate Pool Factor:                                                                            0.8987779

 (47)  Aggregate Purchase Amounts for related Collection Period:                                                    $0.00

 (48)  Aggregate Amount of Realized Losses for the related Collection Period:                                  $97,268.81

 (49)  Spread Account Balance after giving effect to all distributions:                                    $17,517,793.16

 (50)  Originally Scheduled Pool Balance as of the opening of business on the
            first day of the Collection Period in which the Payment Date occurs:                            $5,548,904.09

 (51)  Number of Collection Periods since Completion of Funding Period                                                 24

 (53) Life-to-Date (From Jan-97 Collection Period) CPR                                                             24.81%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-B
SCHEDULED CASH FLOWS
                                     ------------------------------------------------------------------
                                                                                                  2
                                                                               Pool 1
                                                                               End of Period
                                  Payment Date                                 Scheduled CV
                                                                             0       467,425,285.55
                                                 10/15/96                    1       454,894,353.56
                                                 11/15/96                    2       447,555,966.89
                                                 12/15/96                    3       439,007,117.75
                                                 01/15/97                    4       428,370,428.84
                                                 02/15/97                    5       421,805,579.00
                                                 03/15/97                    6       416,353,647.44
                                                 04/15/97                    7       407,514,044.55
                                                 05/15/97                    8       393,128,519.13
                                                 06/15/97                    9       381,159,133.31
                                                 07/15/97                   10       366,601,381.23
                                                 08/15/97                   11       353,635,604.93
                                                 09/15/97                   12       344,179,532.84
                                                 10/15/97                   13       339,351,156.26
                                                 11/15/97                   14       333,068,105.76
                                                 12/15/97                   15       324,931,532.27
                                                 01/15/98                   16       315,461,333.19
                                                 02/15/98                   17       309,081,813.58
                                                 03/15/98                   18       303,742,958.50
                                                 04/15/98                   19       295,235,093.82
                                                 05/15/98                   20       280,782,982.57
                                                 06/15/98                   21       268,612,322.08
                                                 07/15/98                   22       253,910,240.25
                                                 08/15/98                   23       240,827,915.30
                                                 09/15/98                   24       231,223,780.64
                                                 10/15/98                   25       226,180,691.33
                                                 11/15/98                   26       220,053,676.42
                                                 12/15/98                   27       211,782,414.85
                                                 01/15/99                   28       202,290,852.03
                                                 02/15/99                   29       195,658,517.76
                                                 03/15/99                   30       190,011,931.30
                                                 04/15/99                   31       181,326,457.25
                                                 05/15/99                   32       166,895,767.04
                                                 06/15/99                   33       154,746,212.04
                                                 07/15/99                   34       140,564,237.00
                                                 08/15/99                   35       128,098,304.16
                                                 09/15/99                   36       119,357,675.12
                                                 10/15/99                   37       115,338,791.50
                                                 11/15/99                   38       110,291,319.87
                                                 12/15/99                   39       103,428,100.71
                                                 01/15/00                   40        95,724,313.92
                                                 02/15/00                   41        90,323,610.23
                                                 03/15/00                   42        85,725,147.72
                                                 04/15/00                   43        78,521,212.59
                                                 05/15/00                   44        66,823,636.22
                                                 06/15/00                   45        58,738,545.05
                                                 07/15/00                   46        49,973,566.09
                                                 08/15/00                   47        41,480,811.82
                                                 09/15/00                   48        35,875,452.19
                                                 10/15/00                   49        34,599,693.67


                                                 11/15/00                   50        32,683,942.60
                                                 12/15/00                   51        29,961,357.61
                                                 01/15/00                   52        26,697,030.23
                                                 02/15/00                   53        24,942,310.59
                                                 03/15/00                   54        23,403,822.52
                                                 04/15/00                   55        20,200,216.54
                                                 05/15/00                   56        14,682,592.91
                                                 06/15/00                   57        11,178,752.95
                                                 07/15/00                   58         7,511,137.08
                                                 08/15/00                   59         4,104,740.03
                                                 09/15/00                   60         2,367,971.03
                                                 10/15/00                   61         2,076,327.34
                                                 11/15/00                   62         1,859,283.68
                                                 12/15/00                   63         1,595,493.03
                                                 01/15/01                   64         1,270,234.67
                                                 02/15/01                   65         1,143,297.47
                                                 03/15/01                   66         1,068,916.20
                                                 04/15/01                   67           719,866.80
                                                 05/15/01                   68           370,537.75
                                                 06/15/01                   69           247,646.17
                                                 07/15/01                   70            25,953.07
                                                 08/15/01                   71                 0.00
                                                 09/15/01                   72                 0.00
                                                 10/15/01                   73                 0.00
                                                                            74                 0.00
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

            5-Sep-98
              Pool 6
           43,714.91
           57,573.02
           88,473.80
          302,271.42
          257,042.03
           52,768.46
           60,277.84
           78,514.69
           80,972.39
           67,755.47
           55,569.90
           60,043.10
           94,823.49
           55,170.36
           85,699.05
          355,988.46
          247,442.43
           45,375.15
           40,174.45
           55,954.90
           73,579.08
           57,329.91
           48,176.59
           52,661.29
           69,549.04
           48,176.59
           73,941.01
          270,892.48
          223,130.10
           11,384.70
            7,968.13
            7,968.13
           36,450.85
           17,159.41
            9,829.12
            9,829.12
            9,829.12
            9,829.12
           31,348.65
          150,217.72
           80,586.36
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
           12,875.67
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00
                0.00

        3,498,317.51


CASE EQUIPMENT LOAN TRUST 1997-A

    $71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000
6.700% Asset Backed Certificates due March 15, 2004

                                                                    12:11 AM

Prepared by Lisa Sorenson, Phone 414-636-6184                File: us97a.xls


                                    -------------------------------------------------------------------------------------------
NPV Data Input Section                        28-Feb-97          04-Sep-98          04-Sep-98       04-Sep-98       04-Sep-98
                                    -------------------------------------------------------------------------------------------
Scheduled cash flows as of the               Pool 1 Cutoff            Pool 1            Pool 2           Pool 3          Pool 4
  end of the collection period        0                  -      2,507,113.90        724,174.16     1,277,109.37      739,376.30
Line 0 is scheduled amount            1       6,224,948.06      3,050,658.71        967,623.10     1,914,238.74    1,218,571.44
  delinquent                          2       4,087,399.27      3,924,092.21        873,818.54     1,560,406.31    1,451,524.14
                                      3       4,191,051.44      8,054,533.71      1,258,210.56     1,739,872.30    1,612,854.22
                                      4       4,860,539.72     13,509,537.52      1,529,046.87     2,051,943.31    1,706,930.44
                                      5       4,890,016.88     10,561,064.24      1,403,135.05     1,827,233.95    1,343,483.51
                                      6       8,243,609.27      5,269,724.83      5,539,055.62     1,859,764.54    1,171,482.86
                                      7       4,447,750.58      2,701,024.28      3,916,511.06     8,611,761.85    1,924,215.59
                                      8       6,498,644.13      2,403,207.23        716,157.92     3,560,719.57    6,094,062.53
                                      9      14,972,196.07      2,505,157.86        742,411.31     1,100,575.35    2,154,625.43
                                     10      23,007,915.80      2,760,444.63        754,225.64     1,224,671.90    1,123,055.69
                                     11      15,613,409.45      2,845,149.65        830,151.62     1,374,516.52    1,001,282.48
                                     12       7,785,366.54      3,350,088.56        933,093.58     1,426,377.47    1,110,370.76
                                     13       3,880,079.26      2,674,169.66        901,061.95     1,416,392.83    1,022,233.70
                                     14       3,600,829.31      3,677,448.57        777,298.90     1,311,437.20    1,290,379.70
                                     15       3,835,204.18      7,528,015.70      1,148,617.20     1,531,855.95    1,429,575.44
                                     16       4,406,106.30     12,919,212.97      1,403,802.00     1,869,388.58    1,615,825.39
                                     17       4,331,724.09      9,837,421.17      1,346,205.79     1,699,715.04    1,251,724.98
                                     18       7,068,300.66      4,622,954.89      5,299,823.18     1,760,501.52    1,075,200.48
                                     19       3,940,812.53      2,107,747.28      3,712,896.74     8,338,826.91    1,831,327.39
                                     20       6,159,747.89      1,816,269.86        512,965.72     3,087,094.36    5,861,520.15
                                     21      14,561,634.89      1,891,520.29        553,776.40       761,680.19    1,876,103.25
                                     22      22,594,768.79      2,029,700.84        544,447.93       834,107.11      827,141.19
                                     23      15,235,344.04      2,193,423.82        596,932.83     1,019,709.02      729,043.26
                                     24       7,445,650.52      2,658,149.54        678,604.66     1,045,584.57      831,965.71
                                     25       3,579,468.36      1,940,955.39        637,843.68       952,760.78      745,250.77
                                     26       3,299,938.35      2,764,723.47        533,793.21       906,942.27      916,464.69
                                     27       3,563,571.09      6,362,164.98        806,301.62     1,015,492.79    1,056,036.67
                                     28       3,983,635.33     10,846,201.53      1,036,208.95     1,286,400.12    1,169,054.90
                                     29       4,043,413.87      7,051,534.55      1,024,432.13     1,225,882.20      947,615.82
                                     30       6,668,398.88      2,616,305.20      3,492,633.95     1,167,652.59      763,896.62
                                     31       3,721,394.41        783,484.12      2,244,480.98     4,996,697.07    1,273,593.27
                                     32       5,930,985.23        491,367.07        118,556.66     1,711,343.39    3,254,325.86
                                     33      14,048,509.71        570,553.07        144,750.86       230,467.77    1,012,942.41
                                     34      21,617,434.15        641,775.24        123,799.49       238,150.22      239,906.00
                                     35      14,319,031.03        757,980.02        160,038.90       301,139.78      187,682.72
                                     36       6,622,218.98      1,080,749.25        222,347.60       440,959.45      249,028.15
                                     37       2,794,527.41        595,153.92        150,107.92       328,600.08      198,499.22
                                     38       2,537,050.75      1,045,020.89        105,679.72       290,785.51      247,465.55
                                     39       2,704,903.39      3,199,839.94        244,948.82       300,970.97      401,532.91
                                     40       3,060,906.46      6,476,313.61        508,248.26       582,918.42      357,280.21
                                     41       3,177,927.21      3,677,617.41        481,883.37       581,351.79      363,959.34
                                     42       5,473,838.49      1,149,254.58      1,691,757.80       483,703.13      199,512.20
                                     43       2,780,181.99         75,531.41      1,038,832.59     2,534,791.33      528,263.89
                                     44       4,848,252.59          7,196.42            272.83       798,648.19    1,662,662.20
                                     45      12,421,394.48         35,973.92          2,303.49        36,775.45      402,293.28
                                     46      19,846,926.73          3,213.89         23,655.04        41,877.61       54,069.83
                                     47      10,668,299.66         96,672.56              0.00        41,579.86        5,255.21
                                     48       4,018,932.10          8,933.99         55,264.82        51,626.76       17,006.17
                                     49         999,620.21         45,988.95         12,905.25        22,224.64        5,255.21
                                     50         715,596.94        301,112.35              0.00        55,730.44       65,518.87
                                     51         729,463.38        336,144.50              0.00        18,636.70       23,663.05
                                     52         978,501.21        282,561.93         35,958.31        54,034.69        7,808.38
                                     53       1,067,113.54         27,075.01         41,797.19        47,420.37      101,694.31
                                     54       2,553,275.87              0.00         74,792.25        82,740.35        2,211.33
                                     55         800,506.74              0.00              0.00        62,076.00       75,768.64
                                     56       2,078,844.49              0.00              0.00             0.00       55,782.41
                                     57       7,648,805.10              0.00              0.00             0.00            0.00
                                     58      12,223,538.12              0.00              0.00             0.00            0.00
                                     59       6,284,273.88              0.00              0.00             0.00            0.00
                                     60       1,911,175.78              0.00              0.00             0.00            0.00
                                     61          92,369.69              0.00              0.00             0.00            0.00
                                     62          41,527.82              0.00              0.00             0.00            0.00
                                     63          38,987.30              0.00              0.00             0.00            0.00
                                     64          13,226.62              0.00              0.00             0.00            0.00
                                     65          99,942.27              0.00              0.00             0.00            0.00
                                     66          66,826.08              0.00              0.00             0.00            0.00
                                     67          60,733.30              0.00              0.00             0.00            0.00
                                     68         655,358.90              0.00              0.00             0.00            0.00
                                     69         584,135.41              0.00              0.00             0.00            0.00
                                     70         430,830.03              0.00              0.00             0.00            0.00
                                     71         139,155.22              0.00              0.00             0.00            0.00
                                     72               0.00              0.00              0.00             0.00            0.00
                                     73               0.00              0.00              0.00             0.00            0.00


Total Time Balance of Scheduled
   Cash Flows                                                 170,669,231.09     52,677,644.02    75,095,865.18   58,885,176.12




CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                                      09/16/98
                                                                                   12:11 AM
Payment Date                                                                                         15-Sep-98
Collection Period Begin Date                                                                         06-Aug-98
Colletction Period End Date                                                       28-Feb-97          04-Sep-98
Days in accrual period (30/360)                                                                             30
PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                $10,761,902.79

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
  Government obligors                                                                                    $0.00
    Total Warranty Repurchases                                                                           $0.00

Total Collections For The Period                                                                $10,761,902.79

Miscellaneous Data
  Scheduled Amounts 30 - 59 days past due                                                        $1,095,583.03
  Scheduled Amounts 60 days or more past due                                                     $1,152,142.75
  Net Losses on Liquidated Receivables                                                              $60,889.79
  Number of Loans at Beginning of Period                                                                15,566
  Number of Loans at End of Period                                                                      15,341
  Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00
  Reinvestment Income (including Pre-Funding Account and Spread Account)                            $98,817.10
  Pre-Funding Account Reinvestment Income                                                                $0.00




CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                         15-Sep-98
Collection Period Begin Date                                                                         06-Aug-98
Collection Period End Date                                                                           04-Sep-98
PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                        $324,255,338.82
  A-1 Note Beginning Principal Balance                                                                   $0.00
  A-2 Note Beginning Principal Balance                                                          $27,755,338.82
  A-3 Note Beginning Principal Balance                                                         $259,125,000.00
  B Note Beginning Principal Balance                                                            $26,000,000.00
  Certificate Beginning Principal Balance                                                       $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                              $315,746,186.20
  A-1 Note Principal Balance (End of Period)                                                             $0.00
               A-1 Note Pool Factor (End of Period)                                                  0.0000000
  A-2 Note Principal Balance (End of Period)                                                    $19,246,186.20
               A-2 Note Pool Factor (End of Period)                                                  0.0682489
  A-3 Note Principal Balance (End of Period)                                                   $259,125,000.00
               A-3 Note Pool Factor (End of Period)                                                  1.0000000
  B Note Principal Balance (End of Period)                                                      $26,000,000.00
               B Note Pool Factor (End of Period)                                                    1.0000000
  Certificate Principal Balance (End of Period)                                                 $11,375,000.00
               Certificate Pool Factor (End of Period)                                               1.0000000

Contract Value Decline                                                                           $8,509,152.62
  Pool Balance (Beg. of Collection Period)                                                     $324,260,557.91
  Pool Balance (End of Collection Period)                                                      $315,751,405.29

Total Distribution Amount (TDA)                                                                 $10,860,719.89
  Total Collections and Investment Income for the Period                                        $10,860,719.89
  Negative Carry Amount                                                                                  $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                       $166.67

Principal Distribution Amount  (PDA)                                                             $8,509,152.62

Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                                                        $0.00
  A-2 Noteholders' Principal Distributable Amount                                                $8,509,152.62
  A-3 Noteholders' Principal Distributable Amount                                                        $0.00
  B Noteholders' Principal Distributable Amount                                                          $0.00
  Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Distributable Amount                                                                    $1,740,250.66
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                               $138,776.69
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $1,392,796.88
  Noteholders' Interest Distributable Amount applicable to B Notes                                 $145,166.67
  Certificateholders' Interest Distributable Amount                                                 $63,510.42

Servicing Fees Accrued during this Period                                                          $270,217.13

Total Distribution Amount Remaining to Deposit to Spread Account                                   $340,932.81

Spread Account
  Beginning Spread Account Balance                                                              $13,000,000.00
  Deposit to Spread Account from Pre-Funding Account                                                     $0.00
  Deposit to Spread Account from Excess Collections over Distributions                             $340,932.81
  Distribution from Spread Account for Interest / Principal Shortfall                                    $0.00
          0.00                                                                                           $0.00

  Specified Spread Account Balance                                                              $13,000,000.00
  Release from Spread Account to Seller as "Excess Servicing Fee"                                  $340,932.81
  Ending Spread Account Balance (after distributions)                                           $13,000,000.00

Credit Enhancement                                                                                       4.12%
  Spread account % of Ending Pool Balance                                                                4.12%
  Overcollateralization % of Ending Pool Balance                                                         0.00%

Scheduled Amounts 30 - 59 days past due                                                          $1,095,583.03
               as % of Ending Pool Balance                                                               0.35%
Scheduled Amounts 60 days or more past due                                                       $1,152,142.75
               as % of Ending Pool Balance                                                               0.36%
Net Losses on Liquidated Receivables                                                                $60,889.79
               as % of Ending Pool Balance                                                               0.02%




------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

PART III -- SERVICING CALCULATIONS                                                                 15-Sep-98

1.  Sources and Uses of Collection Account Balance                          Pool 1 Cutoff             Pool 1

Wtd. Avg. APR                                                                      8.823%             8.823%
Contract Value (Beg. of Collection Period), by origination pool                              $154,531,142.43
Contract Value  (End of Collection Period), by origination pool           $335,052,501.00    $150,652,486.65
                                                                                            ----------------
Contract Value Decline                                                                         $3,878,655.78
                                                                                                       2.51%
Initial Pool Balance                                                                         $324,260,557.91
Pool Balance (End of Collection Period)                                                      $315,751,405.29

Total Collections and Investment Income for the period                                        $10,860,719.89
Negative Carry Amount                                                                                  $0.00

Total Distribution Amount (TDA)                                                               $10,860,719.89
Principal Distribution Amount  (PDA)                                                           $8,509,152.62
Interest Distribution Amount  (IDA)                                                            $2,351,567.27

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                            0.00%
A-1 Noteholders' Principal Distributable Amount                                                        $0.00

Principal Distribution Amount Remaining                                                        $8,509,152.62

A-2 Note Beginning Principal Balance                                                          $27,755,338.82
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                          100.00%
A-2 Noteholders' Principal Distributable Amount                                                $8,509,152.62

Principal Distribution Amount Remaining                                                                $0.00

A-3 Note Beginning Principal Balance                                                         $259,125,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                            0.00%
A-3 Noteholders' Principal Distributable Amount                                                        $0.00

Principal Distribution Amount Remaining                                                                $0.00

B Note Beginning Principal Balance                                                            $26,000,000.00
B Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
B Noteholders' Share of the Principal Distribution Amount                                              0.00%
B Noteholders' Principal Distributable Amount                                                          $0.00

Principal Distribution Amount Remaining                                                                $0.00

Certificate Beginning Principal Balance                                                       $11,375,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
Certificateholders' Share of the Principal Distribution Amount                                         0.00%
Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Accrued on Class A-1 Notes this period                                    5.597%              $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00

Interest Accrued on Class A-2 Notes this period                                    6.000%        $138,776.69
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                               $138,776.69

Interest Accrued on Class A-3 Notes this period                                    6.450%      $1,392,796.88
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $1,392,796.88

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                   $1,531,573.57
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Offered Noteholders' Interest Distributable Amount                                             $1,531,573.57

Interest Accrued on Class B Notes this period                                      6.700%        $145,166.67
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to B Notes                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                 $145,166.67

Interest Accrued on Certificates this period                                       6.700%         $63,510.42
Certificateholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
Interest Due (in Arrears) on Above Shortfall                                                           $0.00
Certificateholders' Interest Distributable Amount                                                 $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                     $10,860,719.89


------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PART III -- SERVICING CALCULATIONS

1.  Sources and Uses of Collection Account Balance                              Pool 2              Pool 3             Pool 4
Wtd. Avg. APR                                                                   8.701%              8.302%             8.479%
Contract Value (Beg. of Collection Period), by origination pool         $47,710,269.95      $68,576,572.34     $53,442,573.19
Contract Value  (End of Collection Period), by origination pool         $46,506,961.47      $66,617,699.79     $51,974,257.38
                                                                       ---------------     ---------------    --------------
Contract Value Decline                                                   $1,203,308.48       $1,958,872.55      $1,468,315.81
                                                                                 2.52%               2.86%              2.75%
Initial Pool Balance
Pool Balance (End of Collection Period)


Total Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)                                               78%
Interest Distribution Amount  (IDA)                                                22%

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


Administration Fee Shortfall (Previous Period)                                                         $0.00
Administration Fee Accrued during this Period ($500 per Quarter)                  $500.00            $166.67
Administration Fee Paid this Period from TDA                                                         $166.67
Administration Fee Shortfall                                                                           $0.00

Total Distribution Amount Remaining                                                           $10,860,553.22

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-1 Notes this period                                                        $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-1 Notes                                                                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-2 Notes this period                                                  $138,776.69
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                          $138,776.69
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-2 Notes                                                                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-3 Notes this period                                                $1,392,796.88
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                        $1,392,796.88
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-3 Notes                                                                                         $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                   $1,531,573.57
Offered Noteholders' Interest Paid this Period from TDA                                        $1,531,573.57
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                 $0.00

Total Distribution Amount Remaining                                                            $9,328,979.65

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to B Notes                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class B Notes this period                                                    $145,166.67
Noteholders' Interest applicable to B Notes Paid this Period from TDA                            $145,166.67
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes                                                                                           $0.00

Total Distribution Amount Remaining                                                            $9,183,812.98

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

Total Distribution Amount Remaining                                                            $9,183,812.98

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                        $8,509,152.62
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                  $8,509,152.62
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

Total Distribution Amount Remaining                                                              $674,660.36

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

Total Distribution Amount Remaining                                                              $674,660.36

B Noteholders' Principal Distributable Amount                                                          $0.00
B Noteholders' Monthly Principal Distributable Amount                                                  $0.00
B Noteholders' Principal Distributable Amount Paid from TDA                                            $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                              $674,660.36

Certificateholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
Interest Due (in Arrears) on Above Shortfall                                                           $0.00
Interest Accrued on Certificates this period                                                      $63,510.42
Certificateholders' Interest Paid this Period from TDA                                            $63,510.42
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                          $0.00

Total Distribution Amount Remaining                                                              $611,149.94

Certificateholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
Certificateholders' Principal Distributable Amount applicable to
  current period                                                                                       $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                       $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                         $0.00

Total Distribution Amount Remaining                                                              $611,149.94


Servicing Fee Shortfall (Previous Period)                                                              $0.00
Servicing Fees Accrued during this Period                                           1.00%        $270,217.13
Total Servicing Fees Due                                                                         $270,217.13
Servicing Fees Paid this Period from TDA                                                         $270,217.13
Servicing Fee Shortfall                                                                                $0.00


Total Distribution Amount Available to Deposit to Spread Acct                                    $340,932.81


4.  Reconciliation of Pre-Funding Account


Beginning Pre-Funding Account Balance                                                                  $0.00

New Collateral Purchased                                                                               $0.00
Deposit to Spread Account                                                           2.00%              $0.00
                                                                                                       -----
Payment to Seller                                                                                      $0.00

Ending Pre-Funding Account Balance                                                                     $0.00


Excess Pre-Funded Amount/(Payment to Seller)                                                           $0.00

Adjusted Ending Pre-Funding Account Balance                                                            $0.00


5.  Reconciliation of Negative Carry Account


Beginning Negative Carry Account Balance                                         177 days              $0.00

Pre-Funded Percentage                                                                                 0.000%
Negative Carry Withdrawls                                                                              $0.00
Cumulative Negative Carry Withdrawls                                                                   $0.00
Maximum Negative Carry Amount                                                    150 days              $0.00
Required Negative Carry Account Balance                                                                $0.00
Interim Ending Negative Carry Account Balance                                                          $0.00
Negative Carry Amount Released to Seller                                                               $0.00


Ending Negative Carry Account Balance                                                                  $0.00


6.  Distributions from Spread Account


Beginning Spread Account Balance                                                              $13,000,000.00
Deposit to Spread Account from Pre-Funding Account                                                     $0.00
Deposit to Spread Account from Excess Collections over Distributions                             $340,932.81

Distribution from Spread Account to Noteholders' Distr. Account                                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Preliminary Spread Account Balance Remaining                                                  $13,340,932.81


Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                   $729,018.58
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                 NO
12*(Realized Losses during Collection Period + Repos at end of
  Collection Period)                                                                             $730,677.48
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                        NO
60 day or > Delinquent Scheduled Amounts                                                       $1,152,142.75
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                             NO
Are any of the three conditions "YES"?                                                    NO

Preliminary A-1 Note Principal Balance (End of Period)                                                 $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                        $19,246,186.20
Preliminary A-3 Note Principal Balance (End of Period)                                       $259,125,000.00
Preliminary B Note Principal Balance (End of Period)                                          $26,000,000.00
Preliminary Certificate Principal Balance (End of Period)                                     $11,375,000.00
Preliminary Total Principal Balance of Notes and Certificates
  (End of Period)                                                                            $315,746,186.20

Specified Spread Account Balance                                                              $13,000,000.00
Lesser of:

(a) 2.00% of the Initial Pool Balance                                               2.00%      13,000,000.00

(b) the Note Balance                                                                          315,746,186.20


Preliminary Spread Account Balance Remaining                                                  $13,340,932.81
Preliminary Excess Amount in Spread Account                                                      $340,932.81


Release from Spread Account to Seller as "Excess Servicing Fee"                                  $340,932.81


Ending Spread Account Balance (after distributions)                                           $13,000,000.00
Net Change in Spread Account Balance                                                                   $0.00

7.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                              $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                              $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                              $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                     $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                    $0.00

A-1 Note Principal Balance (End of Period)                                                             $0.00
A-2 Note Principal Balance (End of Period)                                                    $19,246,186.20
A-3 Note Principal Balance (End of Period)                                                   $259,125,000.00
B Note Principal Balance (End of Period)                                                      $26,000,000.00
Certificate Principal Balance (End of Period)                                                 $11,375,000.00
Total Principal Balance of Notes and Certificates (End of Period)                            $315,746,186.20

A-1 Note Pool Factor (End of Period)                                       $71,500,000.00          0.0000000
A-2 Note Pool Factor (End of Period)                                      $282,000,000.00          0.0682489
A-3 Note Pool Factor (End of Period)                                      $259,125,000.00          1.0000000
B Note Pool Factor (End of Period)                                         $26,000,000.00          1.0000000
Certificate Pool Factor (End of Period)                                    $11,375,000.00          1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                             0.4857634

Specified Spread Account Balance (after all distributions and
  adjustments)                                                                                $13,000,000.00



CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                        15-Sep-98

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                                        $0.00
         per $1,000 original principal amount:                                                       0.0000000

  (b)  A-2 Notes:                                                                                $8,509,152.62
          per $1,000 original principal amount:                                                   $30.17430007

  (c)  A-3 Notes:                                                                                        $0.00
          per $1,000 original principal amount:                                                    $0.00000000

  (d)  B Notes:                                                                                          $0.00
          per $1,000 original principal amount:                                                    $0.00000000

  (e)   Total                                                                                    $8,509,152.62

(2)  Interest on the Notes

  (a)  A-1 Notes:                                                                                        $0.00
         per $1,000 original principal amount:                                                     $0.00000000

  (b)  A-2 Notes:                                                                                  $138,776.69
          per $1,000 original principal amount:                                                    $0.49211592

  (c)  A-3 Notes:                                                                                $1,392,796.88
         per $1,000 original principal amount:                                                     $5.37500002

  (d)  B Notes:                                                                                    $145,166.67
          per $1,000 original principal amount:                                                    $5.58333346

  (e)   Total                                                                                    $1,676,740.24

(3) Pool Balance at the end of the related Collection Period                                   $315,751,405.29

(4)  After giving effect to distributions on current Payment Date:

  (a)  (i)   outstanding principal amount of A-1 Notes:                                                  $0.00
       (ii)  A-1 Note Pool Factor:                                                                   0.0000000

  (b)  (i)   outstanding principal amount of A-2 Notes:                                         $19,246,186.20
       (ii)  A-2 Note Pool Factor:                                                                   0.0682489

  (c)  (i)   outstanding principal amount of A-3 Notes:                                        $259,125,000.00
       (ii)  A-3 Note Pool Factor:                                                                  $1.0000000

  (d)  (i)   outstanding principal amount of A-3 Notes:                                         $26,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                  $1.0000000

  (e)  (i)   Certificate Balance                                                                $11,375,000.00
       (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                      $270,217.13
            per $1,000 Beginning of Collection Period:                                              0.83333333

(6)  Amount of Administration Fee:                                                                     $166.67
            per $1,000 Beginning of Collection Period:                                              0.00051400

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                        $60,889.79

(9)  Amount in Spread Account:                                                                  $13,000,000.00

(10) Amount in Pre-Funding Account:                                                                      $0.00

(11) For the Final payment date with respect to the Funding Period, the                                     NA
          Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00

------------------------------------------------------------------------------
------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                        15-Sep-98

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                        $0.00
         per $1,000 original principal amount:                                                     $0.00000000

  (b)  A-2 Notes:                                                                                $8,509,152.62
         per $1,000 original principal amount:                                                    $30.17430007

  (c)  A-3 Notes:                                                                                         0.00
         per $1,000 original principal amount:                                                      0.00000000

  (d)  B Notes:                                                                                           0.00
         per $1,000 original principal amount:                                                      0.00000000

  (e)  Certificates:                                                                                     $0.00
         per $1,000 original principal amount:                                                     $0.00000000

  (f)  Total:                                                                                    $8,509,152.62

(2)  Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                        $0.00
         per $1,000 original principal amount:                                                     $0.00000000

  (b)  A-2 Notes:                                                                                  $138,776.69
         per $1,000 original principal amount:                                                     $0.49211592

  (c)  A-3 Notes:                                                                                $1,392,796.88
         per $1,000 original principal amount:                                                     $5.37500002

  (d)  B Notes:                                                                                    $145,166.67
         per $1,000 original principal amount:                                                     $5.58333346

  (e)  Certificates:                                                                                $63,510.42
         per $1,000 original principal amount:                                                     $5.58333363

  (f)  Total:                                                                                    $1,740,250.66

(3)  Pool Balance at end of related Collection Period:                                         $315,751,405.29

(4)  After giving effect to distributions on this Payment Date:

  (a)  (i)   outstanding principal amount of A-1 Notes:                                                  $0.00
       (ii)  A-1 Note Pool Factor:                                                                   0.0000000

  (b)  (i)   outstanding principal amount of A-2 Notes:                                         $19,246,186.20
       (ii)  A-2 Note Pool Factor:                                                                   0.0682489

  (c)  (i)   outstanding principal amount of A-3 Notes:                                        $259,125,000.00
       (ii)  A-3 Note Pool Factor:                                                                   1.0000000

  (d)  (i)   outstanding principal amount of B Notes:                                           $26,000,000.00
       (ii)  B Note Pool Factor:                                                                     1.0000000

  (e)  (i)   Certificate Balance                                                                $11,375,000.00
       (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                      $270,217.13
       per $1,000 Beginning of Collection Period:                                                  $0.83333333

(6)  Amount of Administration Fee:                                                                     $166.67
       per $1,000 Beginning of Collection Period:                                                  $0.00051400

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                        $60,889.79

(9)  Amount in Spread Account:                                                                  $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                     NA
          Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00

------------------------------------------------------------------------------
------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                        15-Sep-98

(1)  Payment of Administration Fee to Administrator:                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                $1,676,740.24

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                        $8,509,152.62

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                    $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                         $0.00

(6)  Payment of Servicing Fee to Servicer:                                                         $270,217.13

(7) Release to Seller from Excess Collections over Distributions                                   $340,932.81

Check for Error                                                                             NO ERROR
Sum of Above Distributions                                                                  $10,860,719.89
Total Distribution Amount plus Releases to Seller                                           $10,860,719.89

------------------------------------------------------------------------------
------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                        15-Sep-98
(1)  Total Distribution Amount:                                                                 $10,860,719.89

(2)  Administration Fee:                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                           $138,776.69

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                         $1,392,796.88

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                             $145,166.67

(10) Noteholders' Interest Carryover Shortfall applicable to B Notes:                                    $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                        $1,676,740.24
      deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                   $8,509,152.62

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                 100.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                           $8,509,152.62

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                   0.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                   $0.00

(24)  B Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                     0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                     $0.00

(28)  Noteholders' Principal Distribution Amount:                                                $8,509,152.62

(29)  Noteholders' Distributable Amount:                                                        $10,185,892.86

(30)  Certificateholders' Interest Distributable Amount:                                            $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

(32)  Certificateholders' Percentage:                                                                    0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                     $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                $0.00

(36)  Certificateholders' Distributable Amount:                                                     $63,510.42

(37)  Servicing Fee:                                                                               $270,217.13

(38)  Deposit to Spread Account (from excess collections):                                         $340,932.81

(39)  Specified Spread Account Balance (after all distributions and adjustments) :              $13,000,000.00


  The Lesser of:

  (a) 2.00% of the Initial Pool Balance                                                         $13,000,000.00


  (b) the Note Balance                                                                         $315,746,186.20

(40)  Spread Account Balance over the Specified Spread Account Balance:                            $340,932.81

(41)  Excess Amounts Distributed To Seller:
      (a) Release of Excess Amount in Spread Account                                               $340,932.81
      (b) Release of Excess Amount in Negative Carry Account                                              0.00


(42)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                 $0.00




(44)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                  $324,260,557.91

(45)  After giving effect to all distributions on such Payment Date:
        Outstanding Principal Balance of A-1 Notes:                                                      $0.00
        A-1 Note Pool Factor:                                                                        0.0000000

        Outstanding Principal Balance of A-2 Notes:                                             $19,246,186.20
        A-2 Note Pool Factor:                                                                        0.0682489

        Outstanding Principal Balance of A-3 Notes:                                            $259,125,000.00
        A-3 Note Pool Factor:                                                                        1.0000000

        Outstanding Principal Balance of B Notes:                                               $26,000,000.00
        B Note Pool Factor:                                                                          1.0000000

        Outstanding Principal Balance of the Certificates:                                      $11,375,000.00
        Certificate Pool Factor:                                                                     1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                          $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                        $60,889.79

(48) Spread Account Balance after giving effect to all distributions:                           $13,000,000.00












--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004
                                        16-Sep-98
                                         12:11 AM
Prepared by  Lisa Sorenson             File: us97b.xls
 (414)636-6184                         ---------------------------------------------------------------------------------------
NPV Data Input Section                     31-Aug-97        04-Sep-98         04-Sep-98        04-Sep-98         04-Sep-98
                                       ---------------------------------------------------------------------------------------
Scheduled cash flows as of the           Pool 1 Cutoff         Pool 1            Pool 2           Pool 3            Pool 4
                                  0       1,177,249.91     4,705,149.16      3,671,176.26       991,823.02       2,014,796.70
                                  1       6,659,719.81     5,194,536.64      4,500,122.85     7,050,513.75       3,288,699.55
                                  2       6,534,773.62     5,441,806.17      1,872,685.39     3,112,579.59      16,339,474.25
                                  3       6,984,610.38     6,791,811.74      2,046,275.32     1,909,926.38       8,374,906.49
                                  4      10,446,903.15     7,326,974.07      2,259,633.40     1,892,551.12       3,232,375.32
                                  5       8,329,023.40     5,299,659.99      1,543,267.63     1,140,500.32       2,183,720.23
                                  6       6,232,683.33     4,614,788.59      1,593,893.67     1,001,986.66       2,146,302.06
                                  7       6,320,726.36     5,347,804.04      1,550,782.19     1,311,694.49       2,157,606.34
                                  8       8,485,392.69     6,947,768.94      1,222,312.23     1,004,707.55       2,171,384.75
                                  9      12,048,887.10    11,368,584.27      1,172,204.32     1,030,244.52       1,909,850.31
                                 10      14,644,000.73    10,606,380.16      1,834,657.27     1,248,271.70       2,096,068.65
                                 11      14,137,496.87    10,416,733.64      1,499,210.45     1,094,152.85       2,312,790.79
                                 12      11,667,759.49     7,353,083.81      7,390,464.36     1,855,135.57       3,403,752.92
                                 13       6,930,958.47     4,670,962.35      4,348,511.06     6,966,979.07       3,121,179.31
                                 14       6,299,823.14     4,846,632.24      1,747,091.11     2,972,916.98      16,319,926.43
                                 15       6,824,045.37     6,293,418.60      1,902,875.86     1,832,323.64       8,842,552.76
                                 16      10,425,799.25     6,606,261.67      2,083,862.14     1,757,867.23       3,442,381.86
                                 17       7,966,016.16     4,980,175.84      1,415,827.47     1,084,796.10       2,014,856.56
                                 18       5,872,271.46     4,354,307.53      1,319,808.31       925,810.61       1,963,796.63
                                 19       5,987,805.41     5,001,608.62      1,460,573.86     1,203,462.15       1,945,922.80
                                 20       8,167,460.88     6,635,086.77      1,109,510.13       912,573.81       1,907,174.11
                                 21      11,705,614.28    10,761,573.38      1,072,710.84       943,873.61       1,724,812.88
                                 22      14,220,372.77     9,689,252.82      1,721,968.39     1,113,659.31       1,877,947.46
                                 23      13,761,263.49     9,353,025.81      1,388,571.31     1,000,151.64       2,084,590.35
                                 24      11,210,927.99     6,273,912.53      7,103,386.34     1,766,661.49       3,080,969.58
                                 25       6,624,361.87     3,577,182.38      4,053,211.43     6,639,278.74       2,853,509.16
                                 26       5,740,355.70     3,605,556.70      1,496,741.59     2,684,128.33      15,559,884.00
                                 27       6,424,415.91     4,808,284.89      1,592,546.03     1,579,804.91       7,606,208.85
                                 28       9,775,715.64     4,905,956.95      1,774,306.08     1,512,194.03       2,554,087.89
                                 29       7,482,998.61     3,587,243.64      1,143,558.78       889,639.34       1,575,563.93
                                 30       5,557,953.05     3,055,534.50        979,760.41       764,326.44       1,491,307.92
                                 31       5,609,822.66     3,453,502.95      1,081,142.45       942,517.79       1,438,844.84
                                 32       7,669,989.82     4,197,192.06        816,551.55       690,681.11       1,369,201.30
                                 33      11,162,718.67     6,198,180.84        794,720.54       737,910.46       1,227,678.37
                                 34      13,235,556.56     6,069,247.47      1,373,249.99       854,680.63       1,380,176.15
                                 35      12,542,910.53     5,690,215.53      1,092,250.34       756,789.79       1,511,228.19
                                 36       9,928,723.89     3,370,929.14      5,776,183.62     1,400,662.35       2,436,925.06
                                 37       5,129,980.46     1,191,482.40      2,895,922.08     5,185,116.75       2,013,719.22
                                 38       4,354,845.95     1,191,995.44        944,145.98     1,955,830.02      12,708,768.04
                                 39       4,889,943.50     1,967,543.71        941,039.70       986,141.65       5,961,101.69
                                 40       7,657,111.36     2,217,432.22        974,153.88       902,724.88       1,595,602.45
                                 41       5,443,438.38     1,343,952.22        526,641.21       318,424.33         738,551.05
                                 42       4,072,147.80       912,368.72        332,210.55       285,776.90         694,871.25
                                 43       4,042,827.78     1,042,105.22        512,624.08       420,503.57         568,765.76
                                 44       5,247,728.10     1,361,250.28        284,067.56       237,148.44         439,449.84
                                 45       7,108,867.81     2,627,071.69        238,725.20       260,881.16         377,315.99
                                 46       8,298,173.11     2,558,463.15        595,493.88       348,325.15         582,647.30
                                 47       7,976,566.27     2,806,137.08        498,214.68       264,177.01         612,867.41
                                 48       5,851,367.78     1,775,390.14      2,986,522.52       713,257.72       1,349,748.97
                                 49       2,223,150.62       251,521.38      1,823,446.24     3,042,261.81       1,104,216.82
                                 50       1,416,948.02       223,002.10        381,897.32     1,157,910.66       9,410,958.52
                                 51       1,718,257.67       265,428.98        294,337.36       453,721.62       4,291,532.29
                                 52       3,905,247.51       187,175.28        370,341.80       456,405.97         935,054.92
                                 53       2,481,818.67        31,047.82        194,879.96        63,326.35         232,973.00
                                 54       1,355,344.38        97,256.82         10,745.87        73,271.15         142,182.65
                                 55       1,259,850.35        66,235.53         20,472.81        73,620.44          36,479.84
                                 56       1,818,367.28        89,740.42          6,909.31         5,165.46          27,282.71
                                 57       2,613,174.13       109,040.33          2,920.75        40,132.30          12,301.43
                                 58       3,895,634.50        97,179.12          2,920.75         5,165.46          42,261.30
                                 59       4,162,542.10        16,783.83         39,514.11         5,165.46          32,801.53
                                 60       3,316,944.40             0.00         95,071.84        43,764.44          50,578.12
                                 61         839,878.60             0.00              0.00       111,186.76         160,376.96
                                 62         207,734.88             0.00              0.00             0.00         112,502.95
                                 63         306,822.64             0.00              0.00             0.00               0.00
                                 64         524,009.56        19,782.45              0.00             0.00               0.00
                                 65         131,373.18             0.00              0.00             0.00               0.00
                                 66          35,339.32             0.00              0.00             0.00               0.00
                                 67         109,901.23             0.00              0.00             0.00               0.00
                                 68         167,092.62             0.00              0.00             0.00               0.00
                                 69         102,874.99             0.00              0.00             0.00               0.00
                                 70         189,709.96             0.00              0.00             0.00               0.00
                                 71         129,985.21             0.00              0.00             0.00               0.00
                                 72               0.00             0.00              0.00             0.00               0.00
                                 73               0.00             0.00              0.00             0.00               0.00


Total Time Balance of
  Scheduled Cash Flows                  427,782,108.54    245,849,712.76    95,778,824.41     83,987,182.54    185,197,366.76

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15,  2004

Prepared by  Lisa Sorenson (414)636-6184                                         09/16/98
                                                                                 12:11 AM
Payment Date                                                                                         15-Sep-98
Collection Period Begin Date                                                                         06-Aug-98
Collection Period End Date                                                       31-Aug-97           04-Sep-98
Days in accrual period (30/360)                                                                             30
Days in accrual period (ACT/360)                                                                            29
One-Month LIBOR                                                                                        5.64063%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

Receipts During the Period                                                                      $36,397,683.18

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
  Government obligors                                                                                    $0.00
     Total Warranty Repurchases                                                                          $0.00
Total Fixed Rate Collections For The Period                                                     $36,397,683.18


FLOATING RATE COLLATERAL

Receipts During the Period                                                                       $2,153,408.32

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
  Government obligors                                                                                    $0.00
     Total Warranty Repurchases                                                                          $0.00

Total Floating Rate Collections For The Period                                                   $2,153,408.32

  Pool Balance (Beg. of Collection Period)                                                      $58,918,474.69
  Pool Balance (End of Collection Period)                                                       $57,150,184.74

Total Collection                                                                                $38,551,091.50
Negative Carry Amount                                                                                    $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                             $187,147.15
Pre-Funding Account Reinvestment Income                                                                  $0.00

Total Distribution Amount                                                                       $38,738,238.65

MISCELLANEOUS DATA

  FIXED RATE COLLATERAL
  Scheduled Amounts 30 - 59 days past due                                                        $2,559,931.89
  Scheduled Amounts 60 days or more past due                                                     $1,055,902.51
  Net Losses on Liquidated Receivables                                                              $40,656.10
  Number of Loans at Beginning of Period                                                                21,081
  Number of Loans at End of Period                                                                      20,560
  Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

  FLOATING RATE COLLATERAL
  Scheduled Amounts 30 - 59 days past due                                                                $0.00
  Scheduled Amounts 60 days or more past due                                                             $0.00
  Net Losses on Liquidated Receivables                                                               $1,966.21
  Number of Loans at Beginning of Period                                                                 3,707
  Number of Loans at End of Period                                                                       3,632
  Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

  TOTAL COLLATERAL
  Scheduled Amounts 30 - 59 days past due                                                        $2,559,931.89
  Scheduled Amounts 60 days or more past due                                                     $1,055,902.51
  Net Losses on Liquidated Receivables                                                              $42,622.31
  Number of Loans at Beginning of Period                                                                24,788
  Number of Loans at End of Period                                                                      24,192
  Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

  Pre-Funding Account Reinvestment Income                                                                $0.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                        15-Sep-98
Collection Period Begin Date                                                                        06-Aug-98
Collection Period End Date                                                                          04-Sep-98

PART II -- SUMMARY
Total Principal Balance of Notes and Certificates (Beginning of  Period)                      $619,015,579.95
  A-1 Note Beginning Principal Balance                                                                  $0.00
  A-2 Note Beginning Principal Balance                                                         $94,549,923.85
  A-3 Note Beginning Principal Balance                                                        $237,000,000.00
  A-4 Note Beginning Principal Balance                                                        $188,591,000.00
  B Note Beginning Principal Balance                                                           $58,918,473.86
  C Note Beginning Principal Balance                                                           $24,766,182.24
  Certificate Beginning Principal Balance                                                      $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                             $584,798,381.31
  A-1 Note Principal Balance (End of Period)                                                            $0.00
                                  A-1 Note Pool Factor (End of Period)                              0.0000000
  A-2 Note Principal Balance (End of Period)                                                   $63,469,726.36
                                  A-2 Note Pool Factor (End of Period)                              0.3103654
  A-3 Note Principal Balance (End of Period)                                                  $237,000,000.00
                                  A-3 Note Pool Factor (End of Period)                              1.0000000
  A-4 Note Principal Balance (End of Period)                                                  $188,591,000.00
                                  A-4 Note Pool Factor (End of Period)                              1.0000000
  B Note Principal Balance (End of Period)                                                      57,150,183.91
                                    B Note Pool Factor (End of Period)                              0.5834018
  C Note Principal Balance (End of Period)                                                     $23,397,471.04
                                    C Note Pool Factor (End of Period)                              0.6739097
  Certificate Principal Balance (End of Period)                                                $15,190,000.00
                               Certificate Pool Factor (End of Period)                              1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                              $32,448,908.69
  Pool Balance (Beg. of Collection Period)                                                    $560,225,559.71
  Pool Balance (End of Collection Period)                                                     $527,776,651.02

Fixed Rate Distribution Amount (FxDA)                                                          $36,584,830.33
  Total Collections and Investment Income for the Period                                       $36,584,830.33
  Negative Carry Amount                                                                                 $0.00

Fixed Rate Principal Distribution Amount (FxPDA)                                               $32,448,908.69

FLOATING  RATE CONTRACT VALUE DECLINE                                                           $1,768,289.95
  Pool Balance (Beg. of Collection Period)                                                     $58,918,474.69
  Pool Balance (End of Collection Period)                                                      $57,150,184.74

Floating Rate Distribution Amount (FltDA)                                                       $2,153,408.32

Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                                                       $0.00
  A-2 Noteholders' Principal Distributable Amount                                              $31,080,197.49
  A-3 Noteholders' Principal Distributable Amount                                                       $0.00
  A-4 Noteholders' Principal Distributable Amount                                                       $0.00
  B Noteholders' Principal Distributable Amount                                                 $1,768,289.95
  C Noteholders' Principal Distributable Amount                                                 $1,368,711.20
  Certificateholders' Principal Distributable Amount                                                    $0.00

Interest Distributable Amount                                                                   $1,896,273.70
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                              $450,441.09
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                            $1,232,400.00
  Noteholders' Interest Distributable Amount applicable to A-4 Notes                            $1,007,390.26
  Noteholders' Interest Distributable Amount applicable to B Notes                                $277,208.59
  Noteholders' Interest Distributable Amount applicable to C Notes                                $132,292.69
  Certificateholders' Interest Distributable Amount                                                $81,139.92

Spread Account
  Beginning Spread Account Balance                                                             $17,359,205.00
  Deposit to Spread Account from Pre-Funding Account                                                    $0.00
  Deposit to Spread Account from Excess Collections over Distributions                          $1,421,140.71
  Distribution from Spread Account for Interest / Principal Shortfall                                   $0.00

  Specified Spread Account Balance                                                             $17,359,205.00
  Ending Spread Account Balance (after distributions)                                          $17,359,205.00

Credit Enhancement                                                                                       2.99%
  Spread account % of Ending Pool Balance                                                                2.97%
  Overcollateralization % of Ending Pool Balance                                                         0.02%

Scheduled Amounts 30 - 59 days past due                                                         $2,559,931.89
                                as % of Ending Pool Balance                                              0.44%
Scheduled Amounts 60 days or more past due                                                      $1,055,902.51
                                as % of Ending Pool Balance                                              0.18%
Net Losses on Liquidated Receivables                                                               $42,622.31
                                as % of Ending Pool Balance                                              0.01%


PART III -- SERVICING CALCULATIONS                                               15-Sep-98

1. Sources and Uses of Collection Account Balance   Pool 1 Cutoff          Pool 1

FIXED RATE POOL

Wtd. Avg. APR                                              8.637%          8.637%
Fixed Rate Contract Value (Beg. of Collection
 Period), by origination pool                                     $224,857,716.41
Fixed Rate Contract Value (End of Collection
 Period), by origination pool                    $358,115,964.52  $214,842,480.00
                                                 ---------------  ---------------
Fixed Rate Contract Value Decline                                  $10,015,236.41
                                                                            4.45%
Fixed Rate Initial Pool Balance                                   $560,225,559.71
Fixed Rate Pool Balance (End of Collection Period)                $527,776,651.02

Fixed Rate Collections and Investment Income for
 the period                                                        $36,584,830.33
Negative Carry Amount                                                       $0.00

Fixed Rate Distribution Amount (FxDA)                              $36,584,830.33
Fixed Rate Principal Distribution Amount (FxPDA)                   $32,448,908.69

Initial C Percentage                                                       4.000%
Fixed Rate Unscheduled Principal (per pool)                                 $0.00
Total Fixed Rate Unscheduled Principal                              $8,714,258.60

FLOATING RATE POOL

Floating Rate Contract Value (Beg.
 of Collection Period)                                             $58,918,474.69
Floating Rate Contract Value (End
 of Collection Period)                                             $57,150,184.74
                                                                   --------------
Floating Rate Contract Value Decline                                $1,768,289.95

Floating Rate Distribution Amount (FltDA)                           $2,153,408.32
Floating Rate Principal Distribution Amount
 (FltPDA)                                                           $1,768,289.95

2. Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
A-1 Noteholders' Share of the Fixed Rate
 Principal Distribution Amount                                              0.00%
A-1 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount Remaining                 $32,448,908.69
Floating Rate Principal Distribution Amount
 Remaining                                                          $1,768,289.95

A-2 Note Beginning Principal Balance                               $94,549,923.85
A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
A-2 Noteholders' Share of the Fixed Rate Principal
 Distribution Amount                                                       95.78%
A-2 Noteholders' Principal Distributable Amount                    $31,080,197.49

Fixed Rate Principal Distribution Amount Remaining                  $1,368,711.20
Floating Rate Principal Distribution Amount
 Remaining                                                          $1,768,289.95

A-3 Note Beginning Principal Balance                              $237,000,000.00
A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
A-3 Noteholders' Share of the Fixed Rate
 Principal Distribution Amount                                              0.00%
A-3 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount Remaining                  $1,368,711.20
Floating Rate Principal Distribution Amount
 Remaining                                                          $1,768,289.95

A-4 Note Beginning Principal Balance                              $188,591,000.00
A-4 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
A-4 Noteholders' Share of the Fixed Rate
 Principal Distribution Amount                                              0.00%
A-4 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount Remaining                  $1,368,711.20
Floating Rate Principal Distribution Amount
 Remaining                                                          $1,768,289.95

B Note Beginning Principal Balance                                 $58,918,473.86
B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
B Noteholders' Share of the Floating Rate
 Principal Distribution Amount                                            100.00%
B Noteholders' Principal Distributable Amount                       $1,768,289.95

Fixed Rate Principal Distribution Amount Remaining                  $1,368,711.20
Floating Rate Principal Distribution Amount
 Remaining                                                                  $0.00

C Note Beginning Principal Balance                                 $24,766,182.24
C Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
C Noteholders' Share of the Fixed Rate & Floating
 Rate Principal Distribution Amounts                                        4.00%
C Noteholders' Principal Distributable Amount                       $1,368,711.20

Fixed Rate Principal Distribution Amount Remaining                          $0.00
Floating Rate Principal Distribution Amount
 Remaining                                                                  $0.00

Certificate Beginning Principal Balance                            $15,190,000.00
Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
Certificateholders' Share of the Fixed Rate &
 Floating Rate Principal Distribution Amounts                               0.00%
Certificateholders' Principal Distributable Amount                          $0.00

Interest Accrued on Class A-1 Notes this period           5.6120%           $0.00
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-1 Notes                                            $0.00


Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
 applicable to A-1 Notes                                                    $0.00

Interest Accrued on Class A-2 Notes this period         5.9140%       $450,441.09
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes                                              $450,441.09

Interest Accrued on Class A-3 Notes this period         6.2400%     $1,232,400.00
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
 applicable to A-3 Notes                                            $1,232,400.00

Interest Accrued on Class A-4 Notes this period         6.4100%     $1,007,390.26
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
 applicable to A-4 Notes                                            $1,007,390.26

Interest Accrued on Class A-1, A-2, A-3 and
  A-4 Notes this period                                             $2,690,231.35
Offered Noteholders' Interest Carryover
 Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Offered Noteholders' Interest Distributable
 Amount                                                             $2,690,231.35

Class B Notes Net Funds Cap                                              8.11423%
Class B Accrual Rate (Min(Net Funds Cap, 1
 Month Libor +20bp))                                                     5.84063%
Net Funds Cap?                                                                 NO

Interest Accrued on Class B Notes this
 period                                         1 Month Libor +       $277,208.59
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
 applicable to B Notes                                                $277,208.59
Preliminary Class B Net Funds Cap Carryover
  Amount                                                                    $0.00

Interest Accrued on Class C Notes this period           6.4100%       $132,292.69
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to C Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
 applicable to C Notes                                                $132,292.69

Interest Accrued on Certificates this period            6.4100%        $81,139.92
Certificateholders' Interest Carryover
 Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on Above Shortfall                                $0.00
Certificateholders' Interest Distributable Amount                      $81,139.92

3.  Allocation of Fixed Rate and Floating Rate
    Distribution Amounts

A. FIXED RATE DISTRIBUTION AMOUNT (FXDA)                           $36,584,830.33

Fixed Rate Percentage of Administration Fee
  Shortfall (Previous Period)                                               $0.00
Fixed Rate Percentage of Administration Fee
  Accrued during this Period                           $500.00            $150.81
Fixed Rate Percentage of Administration Fee Paid
  this Period from FxDA                                                   $150.81
Fixed Rate Percentage of Administration Fee
  Shortfall                                                                 $0.00

Total Fixed Rate Distribution Amount Remaining                     $36,584,679.52

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-1 Notes this period                             $0.00
Noteholders' Interest applicable to A-1 Notes Paid
  this Period from FxDA                                                     $0.00
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-1 Notes                         $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-2 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-2 Notes this period                       $450,441.09
Noteholders' Interest applicable to A-2 Notes
  Paid this Period from FxDA                                          $450,441.09
Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable
  to A-2 Notes                                                              $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-3 Notes this period                     $1,232,400.00
Noteholders' Interest applicable to A-3 Notes
  Paid this Period from FxDA                                        $1,232,400.00
Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-3 Notes                        $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-4 Notes this period                     $1,007,390.26
Noteholders' Interest applicable to A-4 Notes
  Paid this Period from FxDA                                        $1,007,390.26
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-4 Notes                         $0.00

Offered Noteholders' Interest Carryover
 Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-1, A-2, A-3
 and A-4 Notes this period                                          $2,690,231.35
Offered Noteholders' Interest Paid this Period
 from FxDA                                                          $2,690,231.35
Preliminary A Noteholders' Interest
 Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount Remaining                     $33,894,448.17

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to C Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class C Notes this period                         $132,292.69
Noteholders' Interest applicable to
 C Notes Paid this Period from FxDA                                   $132,292.69

Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to C Notes                           $0.00

Total Fixed Rate Distribution Amount Remaining                     $33,762,155.48

A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
A-1 Noteholders' Monthly Principal
 Distributable Amount                                                       $0.00
A-1 Noteholders' Principal Distributable Amount
 Paid from FxDA                                                             $0.00
Preliminary A-1 Noteholders' Principal
 Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount Remaining                     $33,762,155.48

A-2 Noteholders' Principal Carryover
 Shortfall (Previous Period)                                                $0.00
A-2 Noteholders' Monthly Principal
 Distributable Amount                                              $31,080,197.49
A-2 Noteholders' Principal Distributable
 Amount Paid from FxDA                                             $31,080,197.49
Preliminary A-2 Noteholders' Principal
 Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount Remaining                      $2,681,958.00

A-3 Noteholders' Principal Carryover
 Shortfall (Previous Period)                                                $0.00
A-3 Noteholders' Monthly Principal
 Distributable Amount                                                       $0.00
A-3 Noteholders' Principal Distributable Amount
 Paid from FxDA                                                             $0.00
Preliminary A-3 Noteholders' Principal
 Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Distribution Amount Remaining                      $2,681,958.00

A-4 Noteholders' Principal Carryover
 Shortfall (Previous Period)                                                $0.00
A-4 Noteholders' Monthly Principal Distributable
  Amount                                                                    $0.00
A-4 Noteholders' Principal Distributable Amount
 Paid from FxDA                                                             $0.00
Preliminary A-4 Noteholders' Principal
 Carryover Shortfall (Current Period)                                       $0.00

Total Fixed Rate Excess Distribution Amount                         $2,681,958.00

B. FLOATING  RATE DISTRIBUTION AMOUNT (FLTDA)                       $2,153,408.32

Floating Rate Percentage of Administration Fee
 Shortfall (Previous Period)                                                $0.00
Floating Rate Percentage of Administration Fee Accrued
 during this Period                                                        $15.86
Floating Rate Percentage of Administration Fee Paid this
 Period from FltDA                                                         $15.86
Floating Rate Percentage of Administration Fee Shortfall                    $0.00

Total Floating Rate Distribution Amount Remaining                   $2,153,392.46

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class B Notes this period                         $277,208.59
Noteholders' Interest applicable to B Notes Paid
 this Period from FltDA                                               $277,208.59
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                     $0.00

Total Floating Rate Distribution Amount Remaining                   $1,876,183.87

B Noteholders' Principal Carryover Shortfall (Previous
 Period)                                                                    $0.00
B Noteholders' Monthly Principal Distributable Amount               $1,768,289.95
B Noteholders' Principal Distributable Amount Paid from FltD        $1,768,289.95
Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00

Total Floating Rate Excess Distribution Amount                        $107,893.92

C. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT              $2,681,958.00

 Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to B Notes                                              $0.00
B Noteholders' Interest Carryover Shortfall paid
 from Fx Excess DA                                                          $0.00
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes Remaining                           $0.00

Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
B Noteholders' Principal Carryover Shortfall paid
 from Fx Excess DA                                                          $0.00
Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period) Remaining                                                 $0.00

Remaining Fixed Rate Excess Distribution Amount                     $2,681,958.00

D. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT             $107,893.92

Preliminary A Noteholders' Interest Carryover Shortfall
 (Current Period)                                                           $0.00
A Noteholders' Interest Carryover Shortfall paid
 from Flt Excess DA                                                         $0.00
Preliminary A Noteholders' Interest Carryover Shortfall
 (Current Period) Remaining                                                 $0.00

Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to C Notes                                     $0.00
C Noteholders' Interest Carryover Shortfall paid
 from Flt Excess DA                                                         $0.00
Preliminary C Noteholders' Interest Carryover Shortfall
 (Current Period) Remaining                                                 $0.00

Preliminary A Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
A Noteholders' Principal Carryover Shortfall paid
 from Flt Excess DA                                                         $0.00
Preliminary A Noteholders' Principal Carryover Shortfall
 (Current Period) Remaining                                                 $0.00

Remaining Floating Rate Excess Distribution Amount                    $107,893.92

E. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS
   DISTRIBUTION AMOUNTS                                             $2,789,851.92

C Noteholders' Principal Carryover Shortfall (Previous Period)              $0.00
C Noteholders' Monthly Principal Distributable Amount               $1,368,711.20

C Noteholders' Principal Distributable Amount Paid
 from Fx and Flt Excess DA                                          $1,368,711.20
Preliminary C Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00


Total Fixed and Floating Rate Excess Distribution Amount

Remaining                                                           $1,421,140.71

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                       $0.00

New Collateral Purchased                                                    $0.00
Deposit to Spread Account                                  2.00%            $0.00
                                                                            -----
Payment to Seller                                                           $0.00

Ending Pre-Funding Account Balance                                          $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                $0.00

Adjusted Ending Pre-Funding Account Balance                                 $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance               142 days             $0.00

Pre-Funded Percentage                                                      0.000%
Negative Carry Withdrawls                                                   $0.00
Cumulative Negative Carry Withdrawls                                $4,724,734.08
Maximum Negative Carry Amount                           89 days             $0.00
Required Negative Carry Account Balance                                     $0.00
Interim Ending Negative Carry Account Balance                               $0.00
Negative Carry Amount Released to Seller                                    $0.00

Ending Negative Carry Account Balance                                       $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                   $17,359,205.00
Deposit to Spread Account from Pre-Funding Account                          $0.00

Deposit to Spread Account from Excess Collections over

Distributions                                                       $1,421,140.71

Distribution from Spread Account to Noteholders' Distr. Account             $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                     $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to C Notes                                     $0.00
Adj to Preliminary C Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00

Preliminary Spread Account Balance Remaining                       $18,780,345.71

Cumulative Realized Losses since 31-August-97 (Cut-off Date)           $42,622.31
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?      NO
12*(Realized Losses during Collection Period + Repos at end
 of Collection Period)                                                 $487,873.20
Is 12*Realized Losses + Unliq. Repos > 1.65% of
 Beg. Pool  Balance?                                           NO
60 day or > Delinquent Scheduled Amounts                             $1,055,902.51
Are 60 day or > Delinquencies > 2.25% of
 Ending Pool Balance?                                          NO
Are any of the three conditions "YES"?                         NO

Preliminary A-1 Note Principal Balance (End of Period)                      $0.00
Preliminary A-2 Note Principal Balance (End of Period)             $63,469,726.36
Preliminary A-3 Note Principal Balance (End of Period)            $237,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)            $188,591,000.00
Preliminary B Note Principal Balance (End of Period)               $57,150,183.91
Preliminary C Note Principal Balance (End of Period)               $23,397,471.04
Preliminary Total Principal Balance of Notes  (End of Period)     $569,608,381.31


Specified Spread Account Balance                                    17,359,205.00
Lesser of:
(a) 2.00% of the Initial Pool
Balance                                                  2.00%      17,359,205.00

(b) the Note Balance                                               569,608,381.31

Preliminary Spread Account Balance Remaining                       $18,780,345.71
Preliminary Excess Amount in Spread Account                         $1,421,140.71
Preliminary Shortfall Amount in Spread Account                              $0.00

Deposit to Spread Account from Remaing Fixed
 and Floating Rate Excess Distribution                                      $0.00

Spread Account Excess                                               $1,421,140.71

Ending Spread Account Balance (after distributions)                $17,359,205.00
Net Change in Spread Account Balance                                        $0.00


7. Distribution to Class B Net Funds Cap, Certificate
 Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution
 Amount Remaining                                                   $1,421,140.71

Preliminary Class B Net Funds Cap Carryover Amount                          $0.00
Preliminary Class B Net Funds Cap Carryover Amount
 Paid from Fixed and Floating Rate Excess                                   $0.00
Class B Net Funds Cap Carryover Amount                                      $0.00

Total Fixed and Floating Rate Excess Distribution Amount
 Remaining                                                          $1,421,140.71

Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                                          $0.00
Interest Due (in Arrears) on Above Shortfall                                $0.00
Interest Accrued on Certificates this period                           $81,139.92
Certificateholders' Interest Paid from Fixed and
 Floating Rate Excess Distribution                                     $81,139.92
Preliminary Certificateholders' Interest Carryover
 Shortfall (Current Period)                                                 $0.00

Total Fixed and Floating Rate Excess Distribution
 Amount Remaining                                                   $1,340,000.79

Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                          $0.00
Certificateholders' Principal Distributable Amount
 applicable to current period                                               $0.00
Certificateholders' Principal Distributable Amount
 Paid from Fixed and  Floating Rate Excess Distrbution                      $0.00
Preliminary Certificateholders' Principal Carryover
 Shortfall (Current Period)                                                 $0.00

Total Fixed and Floating Rate Excess Distribution
 Amount Remaining                                                   $1,340,000.79

Servicing Fee Shortfall (Previous Period)                                    0.00
Servicing Fees Accrued during this Period                 1.00%       $515,953.36
Servicing Fees Paid this Period from Fixed and
 Floating Rate Excess                                                 $515,953.36
Adjustment to Servicing Fee                                                 $0.00
Adjustment to Excess Distribution Amount Remaining                          $0.00
Servicing Fee Shortfall                                                     $0.00

Total Fixed and Floating Rate Excess Distribution
 Amount Remaining                                                     $824,047.43

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-1 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-2 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-3 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-4 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to B Notes                                              $0.00
Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to C Notes                                              $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
C Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00
Certificateholders' Interest Carryover Shortfall
 (Ending Balance)                                                           $0.00
Certificateholders' Principal Carryover Shortfall
 (Ending Balance)                                                           $0.00

A-1 Note Principal Balance (End of Period)                                  $0.00
A-2 Note Principal Balance (End of Period)                         $63,469,726.36
A-3 Note Principal Balance (End of Period)                        $237,000,000.00
A-4 Note Principal Balance (End of Period)                        $188,591,000.00
B Note Principal Balance (End of Period)                           $57,150,183.91
C Note Principal Balance (End of Period)                           $23,397,471.04
Certificate Principal Balance (End of Period)                      $15,190,000.00
Total Principal Balance of Notes and Certificates
 (End of Period)                                                  $584,798,381.31

A-1 Note Pool Factor (End of Period)             $90,000,000.00         0.0000000
A-2 Note Pool Factor (End of Period)            $204,500,000.00         0.3103654
A-3 Note Pool Factor (End of Period)            $237,000,000.00         1.0000000
A-4 Note Pool Factor (End of Period)            $188,591,000.00         1.0000000
B Note Pool Factor (End of Period)               $97,960,250.00         0.5834018
C Note Pool Factor (End of Period)               $34,719,000.00         0.6739097
Certificate Pool Factor (End of Period)          $15,190,000.00         1.0000000
Total Notes & Certificates Pool Factor
 (End of Period)                                                        0.6737617

Specified Spread Account Balance (after
 all distributions and adjustments)                                $17,359,205.00


1. Sources and Uses of Collection Account Balance             Pool 2          Pool 3           Pool 4

FIXED RATE POOL

Wtd. Avg. APR                                                 8.833%          8.872%           8.799%
Fixed Rate Contract Value (Beg. of Collection
 Period), by origination pool                         $89,282,125.08  $76,439,565.74  $169,646,152.48
Fixed Rate Contract Value  (End of Collection
 Period), by origination pool                         $82,398,406.59  $72,236,159.58  $158,299,604.85
                                                      --------------  --------------  ---------------
Fixed Rate Contract Value Decline                      $6,883,718.49   $4,203,406.16   $11,346,547.63
                                                               7.71%           5.50%            6.69%
Fixed Rate Initial Pool Balance
Fixed Rate Pool Balance (End of Collection Period

Fixed Rate Collections and Investment Income for
 the period
Negative Carry Amount

Fixed Rate Distribution Amount (FxDA)
Fixed Rate Principal Distribution Amount  (FxPDA)

Initial C Percentage
Fixed Rate Unscheduled Principal (per pool)                    $0.00   $1,908,898.88    $6,805,359.72
Total Fixed Rate Unscheduled Principal


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                          15-Sep-98
(1)  Amount of principal being paid on the Notes:

  (a)   A-1 Notes:                                                                                         $0.00
          per $1,000 original principal amount:                                                            $0.00

  (b)   A-2 Notes:                                                                                $31,080,197.49
          per $1,000 original principal amount:                                                          $151.98

  (c)   A-3 Notes:                                                                                         $0.00
          per $1,000 original principal amount:                                                            $0.00

  (d)   A-4 Notes:                                                                                         $0.00
          per $1,000 original principal amount:                                                            $0.00

  (e)   B Notes:                                                                                   $1,768,289.95
          per $1,000 original principal amount:                                                           $18.05

  (f)   C Notes:                                                                                   $1,368,711.20
          per $1,000 original principal amount:                                                           $39.42

  (g)   Total                                                                                     $34,217,198.64

(2) Interest on the Notes

  (a)   A-1 Notes:                                                                                         $0.00
          per $1,000 original principal amount:                                                            $0.00

  (b)   A-2 Notes:                                                                                   $450,441.09
          per $1,000 original principal amount:                                                            $2.20

  (c)   A-3 Notes:                                                                                 $1,232,400.00
          per $1,000 original principal amount:                                                            $5.20

  (d)   A-4 Notes:                                                                                 $1,007,390.26
          per $1,000 original principal amount:                                                            $5.34

  (e)   B Notes:                                                                                     $277,208.59
          per $1,000 original principal amount:                                                            $2.83

  (f)   C Notes:                                                                                     $132,292.69
           per $1,000 original principal amount:                                                           $3.81

  (g)   Total                                                                                      $3,099,732.63

(3) Pool Balance at the end of the related Collection Period                                     $584,926,835.76

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                      $0.00
      (ii)  A-1 Note Pool Factor:                                                                      0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                             $63,469,726.36
      (ii)  A-2 Note Pool Factor:                                                                      0.3103654

  (c) (i)  outstanding principal amount of A-3 Notes:                                            $237,000,000.00
      (ii)  A-3 Note Pool Factor:                                                                      1.0000000

  (d) (i)  outstanding principal amount of A-4 Notes:                                            $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                      1.0000000

  (e) (i)  outstanding principal amount of B Notes:                                               $57,150,183.91
      (ii)  B Note Pool Factor:                                                                        0.5834018

  (f) (i)  outstanding principal amount of C Notes:                                               $23,397,471.04
      (ii)  C Note Pool Factor:                                                                        0.6739097

  (g) (i)  Certificate Balance                                                                    $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                        $515,953.36
       per $1,000 Beginning of Collection Period:                                                     1.81817002

(6)  Amount of Administration Fee:                                                                       $166.67
       per $1,000 Beginning of Collection Period:                                                     0.00058732

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00


(8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                                             $42,622.31

(9)  Amount in Spread Account:                                                                    $17,359,205.00

(10) Amount in Pre-Funding Account:                                                                        $0.00

(11) For the Final payment date with respect to the Funding Period, the                                       NA
       Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                    $0.00

    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                          15-Sep-98
(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                          $0.00
         per $1,000 original principal amount:                                                             $0.00

  (b)  A-2 Notes:                                                                                 $31,080,197.49
         per $1,000 original principal amount:                                                           $151.98

  (c)  A-3 Notes:                                                                                          $0.00
         per $1,000 original principal amount:                                                             $0.00

  (d)  A-4 Notes:                                                                                          $0.00
         per $1,000 original principal amount:                                                             $0.00

  (e)  B Notes:                                                                                    $1,768,289.95
         per $1,000 original principal amount:                                                            $18.05

  (f)  C Notes:                                                                                    $1,368,711.20
         per $1,000 original principal amount:                                                            $39.42

  (g)  Certificates:                                                                                       $0.00
         per $1,000 original principal amount:                                                             $0.00

  (h)  Total:                                                                                     $34,217,198.64

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                          $0.00
         per $1,000 original principal amount:                                                             $0.00

  (b)  A-2 Notes:                                                                                    $450,441.09
         per $1,000 original principal amount:                                                             $2.20

  (c)  A-3 Notes:                                                                                  $1,232,400.00
         per $1,000 original principal amount:                                                             $5.20

  (d)  A-4 Notes:                                                                                  $1,007,390.26
         per $1,000 original principal amount:                                                             $5.34

  (e)  B Notes:                                                                                      $277,208.59
         per $1,000 original principal amount:                                                             $2.83

  (f)  C Notes:                                                                                      $132,292.69
         per $1,000 original principal amount:                                                             $3.81

  (g)  Certificates:                                                                                  $81,139.92
         per $1,000 original principal amount:                                                             $5.34

  (h)  Total:                                                                                      $2,903,663.96

(3)  Pool Balance at end of related Collection Period:                                           $584,926,835.76

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                      $0.00
      (ii)  A-1 Note Pool Factor:                                                                      0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                             $63,469,726.36
      (ii)  A-2 Note Pool Factor:                                                                      0.3103654

  (c) (i)  outstanding principal amount of A-3 Notes:                                            $237,000,000.00
      (ii)  A-3 Note Pool Factor:                                                                      1.0000000

  (d) (i)  outstanding principal amount of A-4 Notes:                                            $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                      1.0000000

  (e) (i)  outstanding principal amount of B Notes:                                               $57,150,183.91
      (ii)  B Note Pool Factor:                                                                        0.5834018

  (f) (i)  outstanding principal amount of C Notes:                                               $23,397,471.04
      (ii)  C Note Pool Factor:                                                                        0.6739097

  (g) (i)  Certificate Balance                                                                    $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                        $515,953.36


       per $1,000 Beginning of Collection Period:                                                      1.8181700

(6)  Amount of Administration Fee:                                                                       $166.67
       per $1,000 Beginning of Collection Period:                                                      0.0005873

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                                             $42,622.31

(9)  Amount in Spread Account:                                                                    $17,359,205.00

(10) Amount in Pre-Funding Account:                                                                        $0.00

(11) For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                     $0.00

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                          15-Sep-98
(1)  Payment of Administration Fee to Administrator:                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                  $3,099,732.63

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                         $34,217,198.64

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                      $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           $0.00

(6)  Payment of Servicing Fee to Servicer:                                                           $515,953.36

(7) Release to Seller from Excess Collections over Distributions                                     $824,047.43

Check for Error                                                                               NO ERROR
Sum of Above Distributions                                                                    $38,738,238.65
Total Distribution Amount plus Releases to Seller                                             $38,738,238.65

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                          15-Sep-98
(1)  Total Distribution Amount:                                                                   $38,738,238.65

(2)  Administration Fee:                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                             $450,441.09

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $1,232,400.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                           $1,007,390.26

(10) Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                    $0.00

(11) Noteholders' Interest Distributable Amount applicable to B Notes:                               $277,208.59

(12) Noteholders' Interest Carryover Shortfall applicable to B Notes:                                      $0.00

(13) Noteholders' Interest Distributable Amount applicable to C Notes:                               $132,292.69

(14) Noteholders' Interest Carryover Shortfall applicable to C Notes:                                      $0.00

(15) Offered Noteholders' Interest Distributable Amount'                                           $3,099,732.63
     deposited into Note Distribution Account:

(16) A-1 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(17) % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                           0.00%

(18) A-1 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(19) A-1 Noteholders' Principal Distributable Amount:                                                      $0.00

(20) A-2 Noteholders' Monthly Principal Distributable Amount:                                     $31,080,197.49

(21) % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                          95.78%

(22) A-2 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(23) A-2 Noteholders' Principal Distributable Amount:                                             $31,080,197.49

(24) A-3 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(25) % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                           0.00%

(26) A-3 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(27) A-3 Noteholders' Principal Distributable Amount:                                                      $0.00

(28) A-4 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(29) % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                           0.00%

(30) A-4 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(31) A-4 Noteholders' Principal Distributable Amount:                                                      $0.00

(32) B Noteholders' Monthly Principal Distributable Amount:                                        $1,768,289.95

(33) % of Floating Rate Principal Distribution Amount applicable to B Noteholders                        100.00%

(34) B Noteholders' Principal Carryover Shortfall:                                                         $0.00

(35) B Noteholders' Principal Distributable Amount:                                                $1,768,289.95

(36) C Noteholders' Monthly Principal Distributable Amount:                                        $1,368,711.20

(37) % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders             4.00%

(38) C Noteholders' Principal Carryover Shortfall:                                                         $0.00


(39) C Noteholders' Principal Distributable Amount:                                                $1,368,711.20

(40) Noteholders' Principal Distribution Amount:                                                  $34,217,198.64

(41) Noteholders' Distributable Amount:                                                           $37,316,931.27

(42) Deposit to Spread Account (from excess collections):                                          $1,421,140.71

(43) Specified Spread Account Balance (after all distributions and adjustments) :                 $17,359,205.00
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                        $17,359,205.00

     (b) the Note Balance                                                                        $569,608,381.31

(44) Spread Account Balance over the Specified Spread Account Balance:                             $1,421,140.71

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                               $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                         $0.00

(47) Certificateholders' Interest Distributable Amount:                                               $81,139.92

(48) Certificateholders' Interest Carryover Shortfall:                                                     $0.00

(49) % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders        0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                       $0.00

(51) Certificateholders' Principal Carryover Shortfall:                                                    $0.00

(52) Certificateholders' Principal Distributable Amount:                                                   $0.00

(53) Certificateholders' Distributable Amount:                                                        $81,139.92

(54) Servicing Fee:                                                                                  $515,953.36

(55) Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess
     Distributions                                                                                   $824,047.43
     (b) Release of Excess Amount in Negative Carry Account                                                $0.00

(56) Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                    $0.00

(57) Pool Balance as of the opening of business on the first day of
     the Collection Period in which the Payment Date occurs:                                     $619,144,034.40

(58) After giving effect to all distributions on such Payment 1091 Date:
           Outstanding Principal Balance of A-1 Notes:                                                     $0.00
           A-1 Note Pool Factor:                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                            $63,469,726.36
           A-2 Note Pool Factor:                                                                       0.3103654

           Outstanding Principal Balance of A-3 Notes:                                           $237,000,000.00
           A-3 Note Pool Factor:                                                                       1.0000000

           Outstanding Principal Balance of A-4 Notes:                                           $188,591,000.00
           A-4 Note Pool Factor:                                                                       1.0000000

           Outstanding Principal Balance of B Notes:                                              $57,150,183.91
           B Note Pool Factor:                                                                         0.5834018

           Outstanding Principal Balance of C Notes:                                              $23,397,471.04
           C Note Pool Factor:                                                                         0.6739097

           Outstanding Principal Balance of the Certificates:                                     $15,190,000.00
           Certificate Pool Factor:                                                                    1.0000000

(59) Aggregate Purchase Amounts for related Collection Period:                                             $0.00

(60) Aggregate Amount of Realized Losses for the related Collection Period:                           $42,622.31

(61) Spread Account Balance after giving effect to all distributions:                             $17,359,205.00


CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15,1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15,  2005

                                                      14-Sep-98
                                                       06:31 AM
Prepared by  Shawn Ostrowski (414) 636-5284    File: us98a7.xls
                                           --------------------------------------------------------------------------------------
NPV Data Input Section                       31-Jan-98     04-Sep-98          04-Sep-98      04-Sep-98      04-Sep-98   04-Sep-98
                                           --------------------------------------------------------------------------------------
Scheduled cash flows as of the
  indicated cutoff date                     Pool 1 Cutoff        Pool 1         Pool 2         Pool 3         Pool 4      Pool 5
Row 0 is total delinquent amount
  valued without discounting            0      815,587.26   3,320,617.03   1,029,122.05   1,065,997.14     485,939.09     3,454.84
                                        1    4,904,442.92   4,195,779.29   1,555,095.13   1,845,148.60   1,249,864.56    15,763.69
                                        2    3,906,018.00   5,291,703.22   1,728,577.33   1,733,257.67   1,116,552.21    36,413.95
                                        3    3,877,741.53  18,734,446.75   2,264,062.27   2,753,132.80   1,296,508.05    17,807.09
                                        4    3,927,499.76  21,339,638.62   3,849,393.51   2,957,619.96   1,577,935.51    31,844.83
                                        5    4,489,141.08   7,264,854.07   7,826,582.68   2,395,092.80   1,142,375.65    29,548.48
                                        6    4,701,496.18   3,815,438.36   4,477,230.34   7,985,397.60   1,368,847.73    15,763.69
                                        7    8,608,827.19   3,348,020.00   1,492,250.11   5,279,049.58   4,206,849.16    36,107.16
                                        8    4,561,811.29   3,231,159.47   1,503,861.29   1,593,221.19   2,553,414.10    75,852.17
                                        9    5,865,268.62   3,251,514.49   1,353,581.53   1,525,039.28   1,029,798.33    17,697.34
                                       10   20,726,727.40   3,650,614.02   1,458,680.46   1,599,874.63   1,039,636.08     4,194.05
                                       11   24,544,023.77   3,978,744.35   1,677,520.60   1,788,514.64   1,066,541.94    29,548.48
                                       12    8,064,830.34   5,742,048.11   1,905,553.24   2,124,085.25   1,179,527.10    31,844.83
                                       13    4,158,520.71   3,960,201.42   1,437,105.43   1,718,847.78   1,233,745.88    15,763.69
                                       14    3,890,264.88   4,993,888.67   1,680,254.59   1,626,555.36   1,069,058.46    36,413.95
                                       15    3,782,816.20  18,547,487.44   2,226,789.24   2,638,023.28   1,240,735.29    17,807.09
                                       16    3,690,091.18  20,832,807.55   3,784,512.96   2,878,847.44   1,401,923.88    31,844.83
                                       17    4,197,628.53   7,282,350.56   7,685,060.86   2,347,513.67   1,104,814.22    29,548.48
                                       18    4,469,435.87   3,454,214.58   4,338,342.66   7,825,032.55   1,324,271.93    15,763.69
                                       19    7,285,555.72   3,031,805.47   1,518,447.50   5,114,422.92   4,110,860.60    36,107.16
                                       20    4,356,548.05   2,960,465.99   1,368,425.25   1,441,839.44   2,507,383.78    47,489.16
                                       21    5,597,282.58   2,960,329.46   1,215,955.17   1,381,040.26     990,908.28    17,697.34
                                       22   20,571,819.38   3,280,044.38   1,328,652.97   1,432,819.25     999,470.59     4,194.05
                                       23   23,941,222.86   3,661,803.10   1,559,323.36   1,614,308.65   1,018,006.03    29,548.48
                                       24    8,115,920.90   5,228,945.57   1,738,224.25   1,948,656.22   1,142,993.20    31,844.83
                                       25    3,796,254.95   3,607,113.74   1,276,906.27   1,555,774.71   1,158,721.20    15,763.69
                                       26    3,520,590.84   4,619,836.79   1,539,698.87   1,465,526.82   1,010,872.63    36,413.95
                                       27    3,368,827.89  17,929,159.94   2,065,137.98   2,432,725.33   1,159,398.77    17,807.09
                                       28    3,377,685.71  19,777,734.51   3,612,883.76   2,567,048.88   1,328,285.73    31,844.83
                                       29    3,818,250.80   6,253,600.61   7,329,987.22   2,176,819.77   1,062,439.39    29,548.48
                                       30    4,125,981.11   2,741,530.66   3,988,677.34   7,559,286.39   1,265,794.28    15,763.69
                                       31    6,713,278.92   2,302,345.00   1,065,252.07   4,654,588.34   3,927,621.04    36,107.16
                                       32    3,988,716.36   2,188,753.69   1,033,527.24   1,133,990.77   2,336,259.48    39,902.17
                                       33    5,217,950.91   2,182,643.96     892,861.91   1,019,577.04     797,199.20    14,618.07
                                       34   19,826,622.88   2,367,764.04   1,000,686.13   1,045,445.41     808,195.55     4,194.05
                                       35   22,666,521.85   2,824,823.38   1,194,093.16   1,201,090.98     841,157.03    29,548.48
                                       36    7,002,127.42   4,233,799.42   1,292,041.99   1,391,618.66     950,849.58    31,844.83
                                       37    3,029,669.36   2,736,504.20     924,444.90   1,129,486.44     925,462.08    15,763.69
                                       38    2,680,058.07   3,586,132.50   1,171,829.21   1,051,174.68     809,836.76    36,413.95
                                       39    2,516,935.39  15,420,897.16   1,471,400.66   1,813,504.17     918,053.21    15,763.69
                                       40    2,496,244.13  15,318,804.32   3,043,635.41   1,860,449.11   1,075,156.07    31,844.83
                                       41    2,737,191.06   4,471,389.29   5,260,569.59   1,650,236.75     883,520.71    29,548.48
                                       42    3,153,886.68   1,462,944.40   2,715,128.93   5,166,528.40   1,087,413.59    15,763.69
                                       43    5,582,477.12   1,069,358.31     502,229.74   3,050,546.37   3,265,039.37    36,107.16
                                       44    3,015,189.84     947,108.65     381,474.27     683,121.01   1,573,311.32    36,400.91
                                       45    4,018,584.24     925,884.49     335,043.19     371,928.44     298,673.51    14,013.10
                                       46   17,054,595.16   1,082,833.65     362,588.16     406,513.67     282,420.20     3,589.08
                                       47   17,892,686.71   1,267,924.69     529,342.54     589,480.40     331,328.46    28,943.51
                                       48    5,006,379.02   2,693,187.90     634,416.29     562,678.73     410,819.51    15,158.72
                                       49    1,575,797.74   1,484,147.69     369,803.60     426,901.61     342,437.29    15,158.72
                                       50    1,274,914.81   2,171,092.09     512,705.92     404,854.18     269,336.49    35,808.98
                                       51    1,052,722.95  12,159,425.00     684,933.70     787,139.81     332,460.97    15,158.72
                                       52    1,025,672.10  11,740,230.01   2,216,667.07   1,129,394.48     513,771.71    15,158.72
                                       53    1,269,487.16   2,856,733.44   3,557,463.90   1,124,536.15     328,650.71    28,943.51
                                       54    1,401,868.59     407,919.51   1,393,555.48   3,787,874.44     553,444.93    15,158.72
                                       55    3,543,191.20     202,752.05     166,466.62   1,742,508.43   1,941,790.55    35,502.19
                                       56    1,602,040.53      88,543.79      56,826.85     115,152.89     755,779.21    35,808.98
                                       57    2,451,098.98      21,078.16       9,512.32     100,277.74      81,373.68    24,208.81
                                       58   13,381,249.09      33,148.80      21,048.80      63,079.26      18,720.79         0.00
                                       59   14,147,441.09     150,184.51      69,589.01      22,211.70      19,590.60         0.00
                                       60    3,183,367.95     155,626.71      32,779.48      31,394.35      66,119.09         0.00
                                       61      425,818.48     137,214.94       7,144.08      17,979.75      22,437.62         0.00
                                       62      225,353.33     241,870.35      31,367.97           0.00      21,393.97         0.00
                                       63       88,204.01     452,691.61      63,929.68      56,987.58       1,952.55         0.00
                                       64       21,872.59     272,769.96     462,647.38      23,920.99      13,952.54         0.00
                                       65       61,007.90           0.00     190,246.71      38,491.14       1,952.55         0.00
                                       66      150,978.94           0.00           0.00     139,928.13      93,826.95         0.00
                                       67      183,957.52           0.00           0.00           0.00     146,738.88         0.00
                                       68      138,009.37           0.00           0.00           0.00           0.00         0.00
                                       69      263,256.47           0.00           0.00           0.00           0.00         0.00
                                       70      476,922.25           0.00           0.00           0.00           0.00         0.00
                                       71      290,667.90           0.00           0.00           0.00           0.00         0.00
                                       72               -           0.00           0.00           0.00           0.00         0.00
                                       73               -           0.00           0.00           0.00           0.00         0.00
                                                        -

Total Time Balance of Scheduled
  Cash Flows                               397,076,542.31 321,946,425.89 115,473,150.18 123,165,111.86  71,491,521.40 1,463,438.00


CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 95
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 96
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 97
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 98
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 99
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Shawn Ostrowski  (414) 636-5284                               09/14/98
Scheduled Payment Date                                                                      15-Sep-98
Actual Payment Date                                                                         15-Sep-98
Collection Period Begin Date                                                                06-Aug-98
Collection Period End Date                                                31-Jan-98         04-Sep-98
Days in accrual period (30/360)                                                                    30
Days in accrual period (ACT/360)                                                                   29
PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                            $36,981,914.29

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                     $0.00
    Government obligors                                                                         $0.00
          Total Warranty Repurchases                                                            $0.00

Total Collections For The Period                                                       $36,981,914.29

   Pool Balance (Beg. of Collection Period)                                           $568,641,159.99
   Pool Balance (End of Collection Period)                                            $536,282,944.65

Total Collection                                                                       $36,981,914.29
Negative Carry Withdrawls                                                                       $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                    $114,252.58
Pre-Funding Account Reinvestment Income                                                         $0.00


   Total Distribution Amount                                                           $37,096,166.87


MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                             $1,010,540.67
    Scheduled Amounts 60 days or more past due                                            $214,300.62
    Net Losses on Liquidated Receivables                                                        $0.00
    Number of Loans at Beginning of Period                                                     15,806
    Number of Loans at End of Period                                                           15,296
    Repossessed Equipment not Sold or Reassigned (Beginning)                                    $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                          $0.00


    Pre-Funding Account Reinvestment Income                                                     $0.00

CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15,1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                         15-Sep-98
Collection Period Begin Date                                                                06-Aug-98
Collection Period End Date                                                                  04-Sep-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)               $568,641,159.99
   A-1 Note Beginning Principal Balance                                                $18,008,513.59
   A-2 Note Beginning Principal Balance                                               $190,750,000.00
   A-3 Note Beginning Principal Balance                                               $145,750,000.00
   A-4 Note Beginning Principal Balance                                               $180,449,000.00
   B Note Beginning Principal Balance                                                  $22,745,646.40
   Certificate Beginning Principal Balance                                             $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                     $536,282,944.65
   A-1 Note Principal Balance (End of Period)                                                   $0.00
                                          A-1 Note Pool Factor (End of Period)              0.0000000
   A-2 Note Principal Balance (End of Period)                                         $177,694,626.86
                                          A-2 Note Pool Factor (End of Period)              0.9315577
   A-3 Note Principal Balance (End of Period)                                         $145,750,000.00
                                          A-3 Note Pool Factor (End of Period)              1.0000000
   A-4 Note Principal Balance (End of Period)                                         $180,449,000.00
                                          A-4 Note Pool Factor (End of Period)              1.0000000
   B Note Principal Balance (End of Period)                                            $21,451,317.79
                                          B Note Pool Factor (End of Period)                0.8580527
   Certificate Principal Balance (End of Period)                                       $10,938,000.00
                                          Certificate Pool Factor (End of Period)           1.0000000


COLLATERAL VALUE DECLINE                                                               $32,358,215.34
   Pool Balance (Beg. of Collection Period)                                           $568,641,159.99
   Pool Balance (End of Collection Period)                                            $536,282,944.65

Total Distribution Amount (TDA)                                                        $37,096,166.87
   Total Collections and Investment Income for the Period                              $37,096,166.87
   Negative Carry Withdrawls                                                                    $0.00


Principal Distribution Amount  (PDA)                                                   $32,358,215.34

Principal Allocation to Notes and Certificates                                         $32,358,215.34
   A-1 Noteholders' Principal Distributable Amount                                     $18,008,513.59
   A-2 Noteholders' Principal Distributable Amount                                     $13,055,373.14
   A-3 Noteholders' Principal Distributable Amount                                              $0.00
   A-4 Noteholders' Principal Distributable Amount                                              $0.00
   B Noteholders' Principal Distributable Amount                                        $1,294,328.61
   Certificateholders' Principal Distributable Amount                                           $0.00

Interest Distributable Amount                                                           $2,680,291.97
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                      $80,440.53
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                     $859,265.17
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                     $697,170.83
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                     $876,681.39
   Noteholders' Interest Distributable Amount applicable to B Notes                       $112,590.95
   Certificateholders' Interest Distributable Amount                                       $54,143.10

Spread Account
   Beginning Spread Account Balance                                                    $12,499,977.37
   Deposit to Spread Account from Pre-Funding Account                                           $0.00
   Deposit to Spread Account from Excess Collections over Distributions                 $2,111,635.99
   Distribution from Spread Account for Interest / Principal Shortfall                          $0.00


   Specified Spread Account Balance                                                    $12,499,977.37
   Ending Spread Account Balance (after distributions)                                 $12,499,977.37

Credit Enhancement                                                                              2.33%
   Spread account % of Ending Pool Balance                                                      2.33%
   Overcollateralization % of Ending Pool Balance                                               0.00%

Scheduled Amounts 30 - 59 days past due                                                 $1,010,540.67
                                as % of Ending Pool Balance                                     0.19%
Scheduled Amounts 60 days or more past due                                                $214,300.62
                                as % of Ending Pool Balance                                     0.04%
Net Losses on Liquidated Receivables                                                            $0.00
                                as % of Ending Pool Balance                                     0.00%


PART III -- SERVICING CALCULATIONS                                     15-Sep-98

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                  Pool 1 Cutoff              Pool 1               Pool 2

Wtd. Avg. APR                                                                8.758%             8.758%               8.597%
Contract Value (Beg. of Collection Period), by origination pool                       $293,674,184.15      $102,616,280.93
Contract Value (End of Collection Period), by origination pool     $325,333,194.29    $272,675,448.34      $ 98,086,568.05
                                                                   ----------------  ----------------      ---------------
Contract Value Decline                                                                $ 20,998,735.81      $  4,529,712.88
                                                                                                 7.15%                4.41%
Initial Pool Balance                                                                  $624,998,868.47
Pool Balance (End of Collection Period)                                               $536,282,944.65

Collections and Investment Income for the period                                      $ 37,096,166.87
Negative Carry Withdrawls                                                             $          0.00

Total Distribution Amount (TDA)                                                       $ 37,096,166.87
Principal Distribution Amount (PDA)                                                   $ 32,358,215.34

Initial B Percentage                                                                            4.000%
Unscheduled Principal (per pool)                                                      $ 13,125,315.80      $  2,225,634.79
Total Unscheduled Principal                                                           $ 18,385,990.69


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                             Pool 3           Pool 4         Pool 5

Wtd. Avg. APR                                                                  8.491%           9.174%         9.428%
Contract Value (Beg. of Collection Period), by origination pool       $109,270,440.88   $61,873,775.03  $1,206,479.00
Contract Value (End of Collection Period), by origination pool        $104,693,350.64   $59,641,765.97  $1,185,811.65
                                                                     ----------------  ---------------  -------------
                                                                      $  4,577,090.24   $ 2,232,009.06  $   20,667.35
Contract Value Decline                                                           4.19%            3.61%          1.71%

Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls

Total Distribution Amount (TDA)
Principal Distribution Amount (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                      $  2,070,263.55   $   964,776.55
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS                                  Pool 1 Cutoff      Pool 1

A-1 Note Beginning Principal Balance                                                         $ 18,008,513.59
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                            55.65%
Preliminary A-1 Noteholders' Principa; Distributable Amount                                  $ 18,008,513.59
One-Time Excess Prefunding Account Payment                                                   $          0.00
A-1 Noteholders' Principal Distributable Amount                                              $ 18,008,513.59

Principal Distribution Amount Remaining                                                      $ 14,349,701.75

A-2 Note Beginning Principal Balance                                                         $190,750,000.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                            40.35%
A-2 Noteholders' Principal Distributable Amount                                              $ 13,055,373.14

Principal Distribution Amount Remaining                                                      $  1,294,328.61

A-3 Note Beginning Principal Balance                                                         $145,750,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                             0.00%
A-3 Noteholders' Principal Distributable Amount                                              $          0.00

Principal Distribution Amount Remaining                                                      $  1,294,328.61

A-4 Note Beginning Principal Balance                                                         $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                             0.00%
A-4 Noteholders' Principal Distributable Amount                                              $          0.00

Principal Distribution Amount Remaining                                                      $  1,294,328.61

B Note Beginning Principal Balance                                                           $ 22,745,646.40
B Noteholders' Principal Carryover Shortfall (Previous Period)                               $          0.00
B Noteholders' Share of the Principal Distribution Amount                                               4.00%
B Noteholders' Principal Distributable Amount                                                $  1,294,328.61

Principal Distribution Amount Remaining                                                      $          0.00

Certificate Beginning Principal Balance                                                      $ 10,938,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                          $          0.00
Certificateholders' Share of the Principal Distribution Amount                                          0.00%
Certificateholders' Principal Distributable Amount                                           $          0.00

Interest Accrued on Class A-1 Notes this period                                    5.5450%   $     80,440.53
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                           $     80,440.53

Interest Accrued on Class A-2 Notes this period                                    5.5920%   $    859,265.17
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                           $    859,265.17

Interest Accrued on Class A-3 Notes this period                                    5.7400%   $    697,170.83
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                           $    697,170.83

Interest Accrued on Class A-4 Notes this period                                    5.8300%   $    876,681.39
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                           $    876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                            $  2,513,557.92
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                          $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Offered Noteholders' Interest Distributable Amount                                           $  2,513,557.92


Interest Accrued on Class B Notes this period                                      5.9400%   $    112,590.95
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                                       $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Noteholders' Interest Distributable Amount applicable to B Notes                             $    112,590.95

Interest Accrued on Certificates this period                                       5.9400%   $     54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                           $          0.00
Interest Due (in Arrears) on Above Shortfall                                                 $          0.00
Certificateholders' Interest Distributable Amount                                            $     54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                           $ 37,096,166.87

Administration Fee Shortfall (Previous Period)                                               $          0.00
Administration Fee Accrued during this Period                                     $500.00    $        166.67
Administration Fee Paid this Period from TDA                                                 $        166.67
Administration Fee Shortfall                                                                 $          0.00

Total Distribution Amount Remaining                                                          $ 37,096,000.20

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Interest Accrued on Class A-1 Notes this period                                              $     80,440.53
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                      $     80,440.53
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                                     $          0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Interest Accrued on Class A-2 Notes this period                                              $    859,265.17
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                      $    859,265.17
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                                     $          0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Interest Accrued on Class A-3 Notes this period                                              $    697,170.83
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                      $    697,170.83
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                                     $          0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to A-4 Notes                                                                      $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Interest Accrued on Class A-4 Notes this period                                              $    876,681.39
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                      $    876,681.39
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-4 Notes                                                                     $          0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                          $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                            $  2,513,557.92
Offered Noteholders' Interest Paid this Period from TDA                                      $  2,513,557.92
Preliminary A Noteholders' Interest Carryover
 Shortfall (Current Period)                                                                  $          0.00

Total A Noteholders' Principal Carryover Shortfall                                           $          0.00

Total Distribution Amount Remaining                                                          $ 34,582,442.28

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                                       $          0.00
Interest Due (in Arrears) on above Shortfall                                                 $          0.00
Interest Accrued on B Notes this period                                                      $    112,590.95
Noteholders' Interest applicable to B Notes Paid this Period from TDA                        $    112,590.95
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to B Notes                                            $          0.00

Total Distribution Amount Remaining                                                          $ 34,469,851.33

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                      $ 18,008,513.59
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                $ 18,008,513.59
Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00

Total Distribution Amount Remaining                                                          $ 16,461,337.74

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                      $ 13,055,373.14
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                $ 13,055,373.14
Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00

Total Distribution Amount Remaining                                                          $  3,405,964.61

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                      $          0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                $          0.00
Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00

Total Distribution Amount Remaining                                                          $  3,405,964.61

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                             $          0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                      $          0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                $          0.00
Preliminary A-4 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                                                $0.00

Total Distribution Amount Remaining                                                          $  3,405,964.61


B Noteholders' Principal Carryover Shortfall (Previous Period)                               $          0.00
B Noteholders' Monthly Principal Distributable Amount                                        $  1,294,328.61
B Noteholders' Principal Distributable Amount Paid from TDA                                  $  1,294,328.61
Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                                                $0.00

Total Excess Distribution Amount Remaining                                                   $  2,111,635.99

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                        $          0.00

New Collateral Purchased                                                                     $          0.00
Deposit to Spread Account                                                            2.00%   $          0.00
                                                                                                       -----
Payment to Seller                                                                            $          0.00
Payment to Class A-1 after Funding is Complete                                               $          0.00


Ending Pre-Funding Account Balance                                                           $          0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                $          0.00

Adjusted Ending Pre-Funding Account Balance                                                  $          0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                    $           0.00
Negative Carry                                                                                      3.209816%
Number of Days Remaining                                                                              0 days

Pre-Funded Percentage                                                                                  0.000%
Negative Carry Withdrawls                                                                              $0.00
Cumulative Negative Carry Withdrawls                                                         $  4,595,626.41
Maximum Negative Carry Amount                                                                $          0.00
Required Negative Carry Account Balance                                                      $          0.00
Interim Ending Negative Carry Account Balance                                                $          0.00
Negative Carry Amount Released to Seller                                                     $          0.00

Ending Negative Carry Account Balance                                                        $          0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                             $ 12,499,977.37
Deposit to Spread Account from Pre-Funding Account                                           $          0.00
Deposit to Spread Account from Excess Collections over Distributions                         $  2,111,635.99

Distribution from Spread Account to Noteholders' Distr. Account                              $          0.00
Adj to Preliminary Noteholders' Interest Carryover
Shortfall (Current Period) applicable to A-1 Notes                                           $          0.00
Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-2 Notes                                          $          0.00
Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-3 Notes                                          $          0.00
Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-4 Notes                                          $          0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover
Shortfall (Current Period)                                                                   $          0.00

Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to B Notes                                            $          0.00
Adj to Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00

Preliminary Spread Account Balance Remaining                                                 $ 14,611,613.36

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                $          0.00
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                   NO
12*(Realized Losses during Collection Period + Repos at end of
 Collection Period)                                                                          $          0.00
Is 12*Realized Losses + Unliq. Repos GREATER THAN
 1.65% of Beg. Pool Balance?                                                           NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                          $    214,300.62
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of
 Ending Pool Balance?                                                                  NO
Are any of the three conditions "YES"?                                                 NO

Preliminary A-1 Note Principal Balance (End of Period)                                       $          0.00
Preliminary A-2 Note Principal Balance (End of Period)                                       $177,694,626.86
Preliminary A-3 Note Principal Balance (End of Period)                                       $145,750,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                       $180,449,000.00
Preliminary B Note Principal Balance (End of Period)                                         $ 21,451,317.79
Preliminary Total Principal Balance of Notes (End of Period)                                 $525,344,944.65


Specified Spread Account Balance                                                               12,499,977.37
Lesser of:

(a) 2.00% of the Initial Pool Balance                                                2.00%     12,499,977.37

(b) the Note Balance                                                                          525,344,944.65


Preliminary Spread Account Balance Remaining                                                 $ 14,611,613.36
Preliminary Excess Amount in Spread Account                                                  $  2,111,635.99
Preliminary Shortfall Amount in Spread Account                                               $          0.00

Deposit to Spread Account from Remaing Excess Distribution                                   $          0.00

Spread Account Excess                                                                        $  2,111,635.99

Ending Spread Account Balance (after distributions)                                          $ 12,499,977.37
Net Change in Spread Account Balance                                                         $          0.00

Total Excess Distribution Amount Remaining                                                   $  2,111,635.99

Certificateholders' Interest Carryover Shortfall (Previous Period)                           $          0.00
Interest Due (in Arrears) on Above Shortfall                                                 $          0.00
Interest Accrued on Certificates this period                                                 $     54,143.10
Certificateholders' Interest Paid from Excess Distribution                                   $     54,143.10
Preliminary Certificateholders' Interest Carryover
 Shortfall (Current Period)                                                                            $0.00

Total Excess Distribution Amount Remaining                                                   $  2,057,492.89

Certificateholders' Principal Carryover Shortfall (Previous Period)                          $          0.00
Certificateholders' Principal Distributable Amount applicable to
 current period                                                                              $          0.00
Certificateholders' Principal Distributable Amount Paid from Fixed
 and Floating Rate Excess Distrbution                                                        $          0.00
Preliminary Certificateholders' Principal Carryover
 Shortfall (Current Period)                                                                  $          0.00

Total Excess Distribution Amount Remaining                                                   $  2,057,492.89


Servicing Fee Shortfall (Previous Period)                                                    $          0.00
Servicing Fees Accrued during this Period                                            1.00%   $    473,867.63
Adjustment to Servicing Fee                                                                  $          0.00
Adjustment to Excess Distribution Amount Remaining                                           $          0.00
Servicing Fees Paid this Period from Excess Distribution                                     $    473,867.63
Servicing Fee Shortfall                                                                      $          0.00


Total Excess Distribution Amount Remaining                                                   $  1,583,625.26

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                                     $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                                     $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                                     $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-4 Notes                                                                     $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to B Notes                                                                       $          0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                              $          0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                              $          0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                              $          0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                              $          0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                $          0.00
Certificateholders' Interest Carryover Shortfall (Ending Balance)                            $          0.00
Certificateholders' Principal Carryover Shortfall (Ending Balance)                           $          0.00

A-1 Note Principal Balance (End of Period)                                                   $          0.00
A-2 Note Principal Balance (End of Period)                                                   $177,694,626.86
A-3 Note Principal Balance (End of Period)                                                   $145,750,000.00
A-4 Note Principal Balance (End of Period)                                                   $180,449,000.00
B Note Principal Balance (End of Period)                                                     $ 21,451,317.79
Certificate Principal Balance (End of Period)                                                $ 10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                            $536,282,944.65

A-1 Note Pool Factor (End of Period)                                      $ 72,113,000.00          0.0000000
A-2 Note Pool Factor (End of Period)                                      $190,750,000.00          0.9315577
A-3 Note Pool Factor (End of Period)                                      $145,750,000.00          1.0000000
A-4 Note Pool Factor (End of Period)                                      $180,449,000.00          1.0000000
B Note Pool Factor (End of Period)                                        $ 25,000,000.00          0.8580527
Certificate Pool Factor (End of Period)                                   $ 10,938,000.00          1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                             0.8580527

Specified Spread Account Balance (after all distributions
 and adjustments)                                                                            $ 12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                              15-Sep-98
(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                    $18,008,513.59
        per $1,000 original principal amount:                                                $249.73

   (b)  A-2 Notes:                                                                    $13,055,373.14
        per $1,000 original principal amount:                                                 $68.44

   (c)  A-3 Notes:                                                                             $0.00
        per $1,000 original principal amount:                                                  $0.00

   (d)  A-4 Notes:                                                                             $0.00
        per $1,000 original principal amount:                                                  $0.00

   (e)  B Notes:                                                                       $1,294,328.61
        per $1,000 original principal amount:                                                 $51.77

   (f)  Total                                                                         $32,358,215.34

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                        $80,440.53
        per $1,000 original principal amount:                                                  $1.12

   (b)   A-2 Notes:                                                                      $859,265.17
         per $1,000 original principal amount:                                                 $4.50

   (c)  A-3 Notes:                                                                       $697,170.83
        per $1,000 original principal amount:                                                  $4.78

   (d)  A-4 Notes:                                                                       $876,681.39
        per $1,000 original principal amount:                                                  $4.86

   (e)  B Notes:                                                                         $112,590.95
        per $1,000 original principal amount:                                                  $4.50

   (f)   Total                                                                         $2,626,148.87

(3) Pool Balance at the end of the related Collection Period                         $536,282,944.65

(4) After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                         $0.00
       (ii) A-1 Note Pool Factor:                                                          0.0000000


   (b) (i)  outstanding principal amount of A-2 Notes:                               $177,694,626.86
       (ii) A-2 Note Pool Factor:                                                          0.9315577

   (c) (i)  outstanding principal amount of A-3 Notes:                               $145,750,000.00
       (ii) A-3 Note Pool Factor:                                                          1.0000000


   (d) (i)  outstanding principal amount of A-4 Notes:                               $180,449,000.00
       (ii) A-4 Note Pool Factor:                                                          1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                  $21,451,317.79
       (ii) B Note Pool Factor:                                                            0.8580527

   (f) (i)  Certificate Balance                                                       $10,938,000.00
       (ii) Certificate Pool Factor:                                                       1.0000000

(5) Amount of Servicing Fee:                                                             $473,867.63
      per $1,000 Beginning of Collection Period:                                          1.61358287

(6) Amount of Administration Fee:                                                            $166.67
      per $1,000 Beginning of Collection Period:                                          0.00056752

(7) Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8) Aggregate amount of Realized Losses for the
      Collection Period:                                                                       $0.00

(9) Amount in Spread Account:                                                         $12,499,977.37

(10) Amount in Pre-Funding Account:                                                            $0.00

(11) For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount


(12) Amount in Negative Carry Account:                                                         $0.00

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                              15-Sep-98
(1) Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                    $18,008,513.59
        per $1,000 original principal amount:                                                $249.73

   (b)  A-2 Notes:                                                                    $13,055,373.14
        per $1,000 original principal amount:                                                 $68.44

   (c)  A-3 Notes:                                                                             $0.00
        per $1,000 original principal amount:                                                  $0.00

   (d)  A-4 Notes:                                                                             $0.00
        per $1,000 original principal amount:                                                  $0.00

   (e)  B Notes:                                                                       $1,294,328.61
        per $1,000 original principal amount:                                                 $51.77

   (f)  Certificates:                                                                          $0.00
        per $1,000 original principal amount:                                                  $0.00

   (g)  Total:                                                                        $32,358,215.34

(2) Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                        $80,440.53
        per $1,000 original principal amount:                                                  $1.12

   (b)  A-2 Notes:                                                                       $859,265.17
        per $1,000 original principal amount:                                                  $4.50

   (c)  A-3 Notes:                                                                       $697,170.83
        per $1,000 original principal amount:                                                  $4.78

   (d)  A-4 Notes:                                                                       $876,681.39
        per $1,000 original principal amount:                                                  $4.86

   (e)  B Notes:                                                                         $112,590.95
        per $1,000 original principal amount:                                                  $4.50

   (f)  Certificates:                                                                     $54,143.10
        per $1,000 original principal amount:                                                  $4.95

   (g)  Total:                                                                         $2,680,291.97

(3) Pool Balance at end of related Collection Period:                                $536,282,944.65

(4) After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                         $0.00
       (ii) A-1 Note Pool Factor:                                                          0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                               $177,694,626.86
       (ii) A-2 Note Pool Factor:                                                          0.9315577

   (c) (i)  outstanding principal amount of A-3 Notes:                               $145,750,000.00
       (ii) A-3 Note Pool Factor:                                                          1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                               $180,449,000.00
       (ii) A-4 Note Pool Factor:                                                          1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                  $21,451,317.79
       (ii) C Note Pool Factor:                                                            0.8580527

   (f) (i)  Certificate Balance                                                       $10,938,000.00
       (ii) Certificate Pool Factor:                                                       1.0000000

(5) Amount of Servicing Fee:                                                             $473,867.63
       per $1,000 Beginning of Collection Period:                                          1.6135829

(6) Amount of Administration Fee:                                                            $166.67
       per $1,000 Beginning of Collection Period:                                          0.0005675

(7) Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8) Aggregate amount of Realized Losses for the Collection Period:                             $0.00

(9) Amount in Spread Account:                                                         $12,499,977.37

(10) Amount in Pre-Funding Account:                                                            $0.00



(11) For the Final payment date with respect to the Funding Period, the              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                        $0.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-A

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                              15-Sep-98
(1) Payment of Administration Fee to Administrator:                                          $166.67

(2) Offered Noteholders' Interest Distributable Amount
      deposited into Note Distribution Account:                                        $2,626,148.87

(3) Noteholders' Principal Distributable Amount to be
      deposited into Noteholders' Distribution Account:                               $32,358,215.34

(4) Certificateholders' Interest Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                            $54,143.10

(5) Certificateholders' Principal Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                 $0.00

(6) Payment of Servicing Fee to Servicer:                                                $473,867.63

(7) Release to Seller from Excess Collections over Distributions                       $1,583,625.26

Check for Error                                                                       NO ERROR
Sum of Above Distributions                                                            $37,096,166.87
Total Distribution Amount plus Releases to Seller                                     $37,096,166.87
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                              15-Sep-98
(1)  Total Distribution Amount:                                                       $37,096,166.87

(2)  Administration Fee:                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                  $80,440.53

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                 $859,265.17

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                 $697,170.83

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                 $876,681.39

(10) Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                        $0.00

(11) Noteholders' Interest Distributable Amount applicable to b Notes:                   $112,590.95

(12) Noteholders' Interest Carryover Shortfall applicable to B Notes:                          $0.00

(13) Offered Noteholders' Interest Distributable Amount'                               $2,626,148.87
     deposited into Note Distribution Account:

(14) A-1 Noteholders' Monthly Principal Distributable Amount:                         $18,008,513.59

(15) % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders              55.65%

(16) A-1 Noteholders' Principal Carryover Shortfall:                                           $0.00

(17) A-1 Noteholders' Principal Distributable Amount:                                 $18,008,513.59

(18) A-2 Noteholders' Monthly Principal Distributable Amount:                         $13,055,373.14

(19) % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders              40.35%

(20) A-2 Noteholders' Principal Carryover Shortfall:                                           $0.00

(21) A-2 Noteholders' Principal Distributable Amount:                                 $13,055,373.14

(22) A-3 Noteholders' Monthly Principal Distributable Amount:                                  $0.00

(23) % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders               0.00%

(24) A-3 Noteholders' Principal Carryover Shortfall:                                           $0.00

(25) A-3 Noteholders' Principal Distributable Amount:                                          $0.00

(26) A-4 Noteholders' Monthly Principal Distributable Amount:                                  $0.00

(27) % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders               0.00%

(28) A-4 Noteholders' Principal Carryover Shortfall:                                           $0.00

(29) A-4 Noteholders' Principal Distributable Amount:                                          $0.00

(30) B Noteholders' Monthly Principal Distributable Amount:                            $1,294,328.61

(31) % of Fixed Rate & Floating Rate Principal Distribution
     Amount applicable to B Noteholders                                                        4.00%

(32) B Noteholders' Principal Carryover Shortfall:                                             $0.00

(33) B Noteholders' Principal Distributable Amount:                                    $1,294,328.61

(34) Noteholders' Principal Distribution Amount:                                      $32,358,215.34

(35) Noteholders' Distributable Amount:                                               $34,984,364.21

(36) Deposit to Spread Account (from excess collections):                              $2,111,635.99


(37) Specified Spread Account Balance (after all distributions and adjustments):      $12,499,977.37
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                            $12,499,977.37

     (b) the Note Balance                                                            $525,344,944.65

(38) Spread Account Balance over the Specified Spread Account Balance:                 $2,111,635.99

(39) Certificateholders' Interest Distributable Amount:                                   $54,143.10

(40) Certificateholders' Interest Carryover Shortfall:                                         $0.00

(41) % of Fixed Rate & Floating Rate Principal Distribution Amount
     applicable to Certificateholders                                                          0.00%

(42) Certificateholders' Principal Distributable Amount applicable
     to current period                                                                         $0.00

(43) Certificateholders' Principal Carryover Shortfall:                                        $0.00

(44) Certificateholders' Principal Distributable Amount:                                       $0.00

(45)  Certificateholders' Distributable Amount:                                           $54,143.10

(46) Servicing Fee:                                                                      $473,867.63

(47) Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions             $1,583,625.26
     (b) Release of Excess Amount in Negative Carry Account                                    $0.00

(48) Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                        $0.00

(49) Pool Balance as of the opening of business on the first day of
     the Collection Period in which the Payment Date occurs:                         $568,641,159.99

(50) After giving effect to all distributions on such Payment Date:
       Outstanding Principal Balance of A-1 Notes:                                             $0.00
       A-1 Note Pool Factor:                                                               0.0000000

       Outstanding Principal Balance of A-2 Notes:                                   $177,694,626.86
       A-2 Note Pool Factor:                                                               0.9315577

       Outstanding Principal Balance of A-3 Notes:                                   $145,750,000.00
       A-3 Note Pool Factor:                                                               1.0000000

       Outstanding Principal Balance of A-4 Notes:                                   $180,449,000.00
       A-4 Note Pool Factor:                                                               1.0000000

       Outstanding Principal Balance of B Notes:                                      $21,451,317.79
       B Note Pool Factor:                                                                 0.8580527

       Outstanding Principal Balance of the Certificates:                             $10,938,000.00
       Certificate Pool Factor:                                                            1.0000000

(51) Aggregate Purchase Amounts for related Collection Period:                                 $0.00

(52) Aggregate Amount of Realized Losses for the related Collection Period:                    $0.00

(53) Spread Account Balance after giving effect to all distributions:                 $12,499,977.37
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
$25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
$12,400,000  Deferred Purchase Price
$100,000  5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Shawn Ostrowski  (414) 636-5284     File: us98b1.xls

                                                                        ------------------------------------------------
                                                                           04-Sep-98      04-Sep-98          04-Sep-98
                                                                        ------------------------------------------------
                                                                               Pool 1         Pool 2             Pool 3
NPV Data Input Section
Scheduled cash flows as of the indicated cutoff date
Row 0 is total delinquent amount valued without discounting              3,253,147.47     889,446.40         227,513.66
                                                                         8,293,090.70   1,863,438.97       2,250,465.05
                                                                         8,841,678.87   1,930,881.00       1,934,727.52
                                                                        10,039,413.66   2,036,317.45       1,967,691.84
                                                                        12,489,519.64   1,924,402.20       2,155,489.86
                                                                         8,836,823.97   1,760,723.49       2,312,038.62
                                                                         8,366,335.21   1,736,148.49       1,787,823.30
                                                                        15,104,318.27   1,860,679.89       1,788,562.35
                                                                        18,008,046.64   1,843,202.63       1,798,508.17
                                                                        16,708,894.27   1,847,987.84       1,865,546.07
                                                                        16,203,434.86   1,784,761.10       2,236,650.41
                                                                        10,462,838.12   1,829,398.49       6,367,990.47
                                                                         8,700,615.48   1,859,959.41       4,393,608.36
                                                                         7,964,617.76   1,786,053.52       1,851,865.86
                                                                         8,677,855.67   1,843,708.67       2,143,268.38
                                                                         9,845,976.81   1,935,355.22       2,093,064.00
                                                                        11,988,840.39   1,868,384.07       2,267,816.18
                                                                         8,534,697.04   1,656,088.08       2,189,581.36
                                                                         8,093,816.26   1,611,962.40       1,720,098.07
                                                                        14,782,250.49   1,724,593.07       1,725,097.62
                                                                        17,554,712.78   1,689,116.43       1,723,639.47
                                                                        16,131,641.25   1,678,311.33       1,708,763.23
                                                                        15,518,434.78   1,628,265.30       2,062,832.44
                                                                         9,768,385.00   1,654,019.46       6,249,025.98
                                                                         7,911,161.17   1,662,175.66       4,029,935.57
                                                                         7,107,024.81   1,578,942.10       1,708,178.19
                                                                         7,949,358.36   1,593,507.25       1,969,787.75
                                                                         9,051,270.78   1,619,089.84       2,011,316.11
                                                                        10,912,902.83   1,518,932.34       2,047,578.88
                                                                         7,498,645.81   1,376,377.77       2,034,695.16
                                                                         7,339,304.11   1,310,039.45       1,595,005.29
                                                                        13,893,145.29   1,360,140.66       1,568,248.09
                                                                        16,386,383.19   1,261,269.12       1,550,840.17
                                                                        14,592,581.85   1,219,923.67       1,565,138.66
                                                                        13,727,622.82   1,121,580.28       1,911,851.22
                                                                         7,907,914.04   1,126,894.73       5,930,710.61
                                                                         6,020,367.76   1,114,081.60       3,703,440.80
                                                                         4,970,162.78   1,036,786.66       1,377,443.44
                                                                         5,800,637.18   1,019,563.13       1,580,903.96
                                                                         6,653,882.18   1,101,000.16       1,585,785.91
                                                                         7,915,724.59     992,030.69       1,661,452.56
                                                                         5,406,530.95     851,876.94       1,582,206.12
                                                                         5,096,366.63     805,333.56       1,205,325.13
                                                                         8,238,384.29     792,804.02       1,201,516.28
                                                                        11,260,307.80     720,945.84       1,176,550.16
                                                                         9,684,931.71     619,947.29       1,228,403.34
                                                                         8,830,001.58     580,981.92       1,446,777.59
                                                                         4,380,244.83     554,632.51       4,590,105.48
                                                                         2,707,667.75     488,663.71       2,336,437.52
                                                                         1,786,773.60     459,205.79         455,453.41
                                                                         2,507,466.14     426,135.62         615,074.75
                                                                         3,139,570.72     461,892.08         690,160.74
                                                                         4,015,876.54     403,956.22         781,567.09
                                                                         2,274,672.11     332,561.18         677,424.20
                                                                         2,196,932.40     255,774.29         424,618.93
                                                                         4,412,225.78     250,380.47         294,399.44
                                                                         6,715,664.13     241,708.37         310,690.14
                                                                         5,583,913.05     128,736.83         313,886.41
                                                                         5,278,495.03      98,390.77         609,968.32
                                                                         1,702,448.37      47,534.40       2,664,290.64
                                                                           448,539.43      26,996.20       1,347,398.15
                                                                           171,032.59      26,996.20          89,447.45
                                                                           246,243.23      17,246.87         193,827.50
                                                                           288,261.72      74,475.21         156,510.52
                                                                           239,970.20       7,755.20         139,820.39
                                                                            53,028.41       7,755.20          25,908.95
                                                                            52,658.58       7,755.20           7,965.05
                                                                           378,285.56       7,755.20           5,002.91
                                                                           546,722.25      23,865.28           5,002.91
                                                                           121,947.79           0.00           5,002.91
                                                                           224,027.79           0.00          89,387.07
                                                                                 0.00           0.00          80,572.23
                                                                                 0.00           0.00                -
                                                                                 0.00           0.00                -
                                                                                 0.00           0.00                -

Total Time Balance of Scheduled Cash Flows                             527,796,665.90  72,977,602.39     119,404,682.38


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Settle Date                                                                                              26-Aug-98
Prepared by  Shawn Ostrowski  (414) 636-5284
Scheduled Payment Date                                                                                   15-Sep-98
Actual Payment Date                                                                                      15-Sep-98
Collection Period Begin Date                                                                             31-Jul-98
Collection Period End Date                                                                               04-Sep-98

Days in accrual period (30/360)                                                                                 19
Days in accrual period (ACT/360)                                                                                20

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                        $ 21,028,356.38

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                        $          0.00
    Government obligors                                                                            $          0.00
          Total Warranty Repurchases                                                               $          0.00

Total Collections For The Period                                                                   $ 21,028,356.38

   Pool Balance (Beg. of Collection Period)                                                        $525,229,239.02
   Pool Balance (End of Collection Period)                                                         $607,215,373.66

Total Receivables Collection                                                                       $ 21,028,356.38
Negative Carry Withdrawls                                                                          $    300,471.65
Yield Supplement Withdrawals                                                                       $          0.00
Spread Account Withdrawals to Pay NoteHolders                                                      $          0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                            $      4,150.61
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                        $    271,668.58
Pre-Funding Account Reinvestment Income                                                            $          0.00

   Total Distribution Amount                                                                       $ 21,604,647.22

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $    689,750.16
    Scheduled Amounts 60 days or more past due                                                     $     24,700.63
    Net Losses on Liquidated Receivables                                                           $          0.00
    Number of Loans at Beginning of Period                                                                  17,856
    Number of Loans at End of Period                                                                        20,575
    Repossessed Equipment not Sold or Reassigned (Beginning)                                       $          0.00
    Repossessed Equipment not Sold or Reassigned (End)                                             $          0.00

    Pre-Funding Account Reinvestment Income                                                        $          0.00


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                      15-Sep-98
Collection Period Begin Date                                                                             31-Jul-98
Collection Period End Date                                                                               04-Sep-98

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates
(Beginning of Period)                                                                              $625,000,000.00
   A-1 Note Beginning Principal Balance                                                            $112,706,000.00
   A-2 Note Beginning Principal Balance                                                            $200,000,000.00
   A-3 Note Beginning Principal Balance                                                            $140,000,000.00
   A-4 Note Beginning Principal Balance                                                            $134,794,000.00
   B Note Beginning Principal Balance                                                              $ 25,000,000.00
   Deferred Purchase Price Beginning Principal Balance                                             $ 12,400,000.00
   Certificate Beginning Principal Balance                                                         $    100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates
 (End of Period)                                                                                   $607,215,373.66
   A-1 Note Principal Balance (End of Period)                                                      $ 95,632,758.71
   A-1 Note Pool Factor (End of Period)                                                                  0.8485152
   A-2 Note Principal Balance (End of Period)                                                      $200,000,000.00
   A-2 Note Pool Factor (End of Period)                                                                  1.0000000
   A-3 Note Principal Balance (End of Period)                                                      $140,000,000.00
   A-3 Note Pool Factor (End of Period)                                                                  1.0000000
   A-4 Note Principal Balance (End of Period)                                                      $134,794,000.00
   A-4 Note Pool Factor (End of Period)                                                                  1.0000000
   B Note Principal Balance (End of Period)                                                        $ 24,288,614.95
   B Note Pool Factor (End of Period)                                                                    0.9715446
   Deferred Purchase Price Principal Balance (End of Period)                                       $ 12,400,000.00
   Deferred Purchase Price Pool Factor (End of Period)                                                   1.0000000
   Certificate Principal Balance (end of Period)                                                   $    100,000.00
   Certificate Pool Factor (endof Period)                                                                1.0000000

COLLATERAL VALUE DECLINE                                                                           $ 17,784,626.34
   Pool Balance (Beg. of Collection Period)                                                        $525,229,239.02
   Pool Balance (End of Collection Period)                                                         $607,215,373.66

Total Distribution Amount (TDA)                                                                    $ 21,604,647.22
   Total Collections and Investment Income for the Period                                          $ 21,304,175.57
   Negative Carry Withdrawls                                                                       $    300,471.65
   Yield Supplement Withdrawals                                                                    $          0.00

Principal Distribution Amount  (PDA)                                                               $ 17,784,626.34

Principal Allocation to Notes, Deferred Purchase Price and Certificates                            $ 17,784,626.34
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                 $ 17,073,241.29
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                 $          0.00
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                 $          0.00
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                 $          0.00
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                   $    711,385.05
   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)          $          0.00
   Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)             $          0.00

Interest Distributable Amount                                                                      $  1,915,471.76
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                              $    351,110.50
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                              $    601,666.67
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                              $    429,294.44
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                              $    421,156.36
   Noteholders' Interest Distributable Amount applicable to B Notes                                $     79,034.72
   Deferred Purchase Price Interest Distributable Amount                                           $     32,943.40
   Certificateholders'  Interest Distributable Amount                                              $        265.67

Spread Account
   Beginning Spread Account Balance                                                                $ 10,504,584.78
   Deposit to Spread Account from Pre-Funding Account                                              $  1,995,332.21
   Deposit to Spread Account from Excess Collections over Distributions                            $  1,937,591.52
   Distribution from Spread Account for Interest / Principal Shortfall                             $          0.00

   Specified Spread Account Balance                                                                $ 10,504,584.78
   Ending Spread Account Balance (after distributions)                                             $ 10,504,584.78

Credit Enhancement                                                                                           1.73%
   Spread account % of Ending Pool Balance                                                                   1.73%
   Overcollateralization % of Ending Pool Balance                                                            0.00%

Scheduled Amounts 30 - 59 days past due                                                            $    689,750.16
   as % of Ending Pool Balance                                                                               0.11%
Scheduled Amounts 60 days or more past due                                                         $     24,700.63
   as % of Ending Pool Balance                                                                               0.00%
Net Losses on Liquidated Receivables                                                               $          0.00
   as % of Ending Pool Balance                                                                               0.00%

PART III -- SERVICING CALCULATIONS                               15-Sep-98

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                  Pool 1              Pool 2             Pool 3
Wtd. Avg. APR                                                                        8.559%              8.559%             8.668%
Contract Value (Beg. of Collection Period), by origination pool            $459,900,298.88      $65,328,940.14     $99,766,610.37
Contract Value  (End of Collection Period), by origination pool            $444,972,273.39      $62,856,954.15     $99,386,146.12
                                                                          ----------------      ---------------    ---------------
Contract Value Decline                                                     $ 14,928,025.49      $ 2,471,985.99     $   380,464.25
                                                                                      3.25%               3.78%              0.38%
Initial Pool Balance                                                       $624,995,849.39
Pool Balance (End of Collection Period)                                    $607,215,373.66

Collections and Investment Income for the period                           $ 21,304,175.57
Negative Carry Withdrawls                                                  $    300,471.65
Yield Supplement Withdrawals                                               $          0.00

Total Distribution Amount (TDA)                                            $ 21,604,647.22
Principal Distribution Amount  (PDA)                                       $ 17,784,626.34

Initial B Percentage                                                                 4.000%
Unscheduled Principal (per pool)                                           $  4,869,328.97      $         0.00     $        0.00
Total Unscheduled Principal                                                $  4,869,328.97

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                               17,784,626.34

A-1 Note Beginning Principal Balance                                       $112,706,000.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-1 Noteholders' Share of the Principal Distribution Amount                          96.00%
Preliminary A-1 Noteholders' Principal Distributable Amount
 (including One-Time Excess Prefund Acct. Pmt.)                            $ 17,073,241.29
One-Time Excess Prefunding Account Payment                                 $      4,150.61
A-1 Noteholders' Principal Distributable Amount (including
 Carryover Shortfall)                                                      $ 17,073,241.29

Principal Distributable Amount Remaining                                   $    711,385.05

A-2 Note Beginning Principal Balance                                       $200,000,000.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-2 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-2 Noteholders' Principal Distributable Amount (including
 Carryover Shortfall)                                                      $          0.00

Principal Distributable Amount Remaining                                   $    711,385.05

A-3 Note Beginning Principal Balance                                       $140,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-3 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-3 Noteholders' Principal Distributable Amount (including
 Carryover Shortfall)                                                      $          0.00

Principal Distributable Amount Remaining                                   $    711,385.05

A-4 Note Beginning Principal Balance                                       $134,794,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-4 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-4 Noteholders' Principal Distributable Amount (including
 Carryover Shortfall)                                                      $          0.00

Principal Distributable Amount Remaining                                   $    711,385.05

B Note Beginning Principal Balance                                         $ 25,000,000.00
B Noteholders' Principal Carryover Shortfall (Previous Period)             $          0.00
B Noteholders' Share of the Principal Distribution Amount                             4.00%
B Noteholders' Principal Distributable Amount (including
 Carryover Shortfall)                                                      $    711,385.05

Principal Distributable Amount Remaining                                   $          0.00

Deferred Purchase Price Beginning Principal Balance                        $ 12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall
 (Previous Period)                                                         $          0.00
Deferred Purchase Price Share of the Principal
 Distribution Amount                                                                  0.00%
Deferred Purchase Price Principal Distributable Amount
 (including Carryover Shortfall)                                           $          0.00

Certificate Purchase Price Beginning Principal Balance                         $100,000.00
Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                         $          0.00
Certificateholders' Share of the Principal Distribution Amount                        0.00%
Certificateholders' Principal Distributable Amount
 (including Carryover Shortfall)                                           $          0.00

Interest Accrued on Class A-1 Notes this period                            $    351,110.50
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                   $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Noteholders' Interest Distributable Amount applicable
 to A-1 Notes                                                              $    351,110.50

Interest Accrued on Class A-2 Notes this period                            $    601,666.67
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                                 $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Noteholders' Interest Distributable Amount
 applicable  to A-2 Notes                                                  $    601,666.67

Interest Accrued on Class A-3 Notes this period                            $    429,294.44
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                   $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Noteholders' Interest Distributable Amount applicable
 to A-3 Notes                                                              $    429,294.44

Interest Accrued on Class A-4 Notes this period                            $    421,156.36
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                                 $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Noteholders' Interest Distributable Amount applicable
 to A-4 Notes                                                              $    421,156.36

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period          $  1,803,227.97
Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                         $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Offered Noteholders' Interest Distributable Amount                         $  1,803,227.97

Interest Accrued on Class B Notes this period                              $     79,034.72

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Noteholders' Interest Distributable Amount applicable to B Notes           $     79,034.72


Interest Accrued on Deferred Purchase Price this period                    $     32,943.40
Deferred Purchase Price Interest Carryover Shortfall
 (Previous Period)                                                         $          0.00
Interest Due (in Arrears) on Above Shortfall                               $          0.00
Deferred Purchase Price Interest Distributable Amount                      $     32,943.40

Interest Accrued on Certificates this period                               $        265.67
Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                                         $          0.00
Interest Due (in Arrears) on Above Shortfall                               $          0.00
Certificateholders' Interest Distributable Amount                          $        265.67


3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                         $ 21,604,647.22

Administration Fee Shortfall (Previous Period)                             $          0.00
Administration Fee Accrued during this Period                              $        166.67
Administration Fee Paid this Period from TDA                               $        166.67
Administration Fee Shortfall                                               $          0.00

Total Distribution Amount Remaining                                        $ 21,604,480.55

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                   $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Interest Accrued on Class A-1 Notes this period                            $    351,110.50
Noteholders' Interest applicable to A-1 Notes Paid this Period
 from TDA                                                                  $    351,110.50
Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-1 Not                                            $          0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                   $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Interest Accrued on Class A-2 Notes this period                            $    601,666.67
Noteholders' Interest applicable to A-2 Notes Paid this
 Period from TDA                                                           $    601,666.67
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                  $          0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                   $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Interest Accrued on Class A-3 Notes this period                            $    429,294.44
Noteholders' Interest applicable to A-3 Notes Paid
 this Period from TDA                                                      $    429,294.44
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                  $          0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                   $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Interest Accrued on Class A-4 Notes this period                            $    421,156.36
Noteholders' Interest applicable to A-4 Notes Paid this
 Period from TDA                                                           $    421,156.36
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                  $          0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)        $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period          $  1,803,227.97
Offered Noteholders' Interest Paid this Period from TDA                    $  1,803,227.97
Preliminary A Noteholders' Interest Carryover
 Shortfall (Current Period)                                                $          0.00

Total Distribution Amount Remaining                                        $ 19,801,252.58

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                     $          0.00
Interest Due (in Arrears) on above Shortfall                               $          0.00
Interest Accrued on B Notes this period                                    $     79,034.72
Noteholders' Interest applicable to B Notes Paid this
 Period from TDA                                                           $     79,034.72
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period)  applicable to B Notes                                   $          0.00

Total Distribution Amount Remaining                                        $ 19,722,217.86

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-1 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                            $ 17,073,241.29
A-1 Noteholders' Principal Distributable Amount Paid from TDA              $ 17,073,241.29
Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $          0.00

Total Distribution Amount Remaining                                        $  2,648,976.58

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including
 Caryover Shortfall)                                                       $          0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA              $          0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $          0.00

Total Distribution Amount Remaining                                        $  2,648,976.58

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-3 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                            $          0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA              $          0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $          0.00

Total Distribution Amount Remaining                                        $  2,648,976.58

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)           $          0.00
A-4 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                            $          0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA              $          0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $          0.00

Total Distribution Amount Remaining                                        $  2,648,976.58

B Noteholders' Principal Carryover Shortfall (Previous Period)             $          0.00
B Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                            $    711,385.05
B Noteholders' Principal Distributable Amount Paid from TDA                $    711,385.05
Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $          0.00

Total Excess Distribution Amount Remaining                                 $  1,937,591.52

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                      $ 99,770,760.98

New Collateral Purchased                                                   $ 99,766,610.37
Deposit to Spread Account                                                  $  1,995,332.21
Deposit to Yield Supplement Account                                        $    196,952.87
                                                                          ----------------
Payment to Seller                                                          $ 97,574,325.29
Payment to Class A-1 after Funding is Complete                             $      4,150.61

Ending Pre-Funding Account Balance                                         $          0.00

Excess Pre-Funded Amount/(Payment to Sellers)                              $          0.00

Adjusted Ending Pre-Funding Account Balance                                $          0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                   $  1,530,558.06


Negative Carry                                                                     .268374%
Number of Days Remaining                                                          169 days

Pre-Funded Percentage                                                               15.963%
Negative Carry Withdrawls                                                  $    300,471.65
Cumulative Negative Carry Withdrawls                                       $    300,471.65
Maximum Negative Carry Amount                                              $          0.00
Required Negative Carry Account Balance                                    $          0.00
Interim Ending Negative Carry Account Balance                              $  1,230,086.41
Negative Carry Amount Released to Seller                                   $  1,230,086.41

Ending Negative Carry Account Balance                                      $          0.00


6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                 $  2,048,380.00
Deposit to Yield Supplement Account from Pre-Funding Account               $    196,952.87
Receivables Percentage                                                               84.04%
Withdrawal of Yield Supplement Amount                                      $          0.00
Maximum Yield Supplement Amount                                            $  2,245,332.87
Required Yield Supplement Amount                                           $  2,245,332.87
Interim Yield Supplement Account Balance                                   $  2,245,332.87
Yield Supplement Amount Released to Seller                                 $          0.00

Ending Yield Supplement Account Balance                                    $  2,245,332.87

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                           $ 10,504,584.78
Deposit to Spread Account from Pre-Funding Account                         $  1,995,332.21
Deposit to Spread Account from Excess Collections over Distributions       $  1,937,591.52

Distribution from Spread Account to Noteholders' Distr. Account            $          0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                  $          0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                  $          0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                  $          0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                  $          0.00
Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                               $          0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                    $          0.00

Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                               $          0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $          0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $          0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $          0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $          0.00

Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                               $          0.00
Adj to Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $          0.00

Preliminary Spread Account Balance Remaining                               $ 14,437,508.51

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                 $          0.00
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?  NO
12*(Realized Losses during Collection Period + Repos at end
 of Collection Period)                                                     $          0.00
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of
 Beg. Pool Balance?                                                   NO
60 day or GREATER THAN Delinquent Scheduled Amounts                        $     24,700.63
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of
 Ending Pool Balance?                                                 NO
Are any of the three conditions "YES"?                                NO

Preliminary A-1 Note Principal Balance (End of Period)                     $ 95,632,758.71
Preliminary A-2 Note Principal Balance (End of Period)                     $200,000,000.00
Preliminary A-3 Note Principal Balance (End of Period)                     $140,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                     $134,794,000.00
Preliminary B Note Principal Balance (End of Period)                       $ 24,288,614.95
Preliminary Total Principal Balance of Notes  (End of Period)              $594,715,373.66

Specified Spread Account Balance                                             10,504,584.78
Lesser of:
(a) 2.00% of the Initial Pool Balance                                        10,504,584.78

(b) the Note Balance                                                        594,715,373.66

Preliminary Spread Account Balance Remaining                               $ 14,437,508.51
Preliminary Excess Amount in Spread Account                                $  3,932,923.73
Preliminary Shortfall Amount in Spread Account                             $          0.00

Deposit to Spread Account from Remaing Excess Distribution                 $          0.00

Spread Account Excess                                                      $  3,932,923.73

Ending Spread Account Balance (after distributions)                        $ 10,504,584.78
Net Change in Spread Account Balance                                       $          0.00

Total Excess Distribution Amount Remaining                                 $  1,937,591.52

Deferred Purchase Price Interest Carryover Shortfall
 (Previous Period)                                                         $          0.00
Interest Due (in Arrears) on Above Shortfall                               $          0.00
Interest Accrued on Deferred Purchase Price this period                    $     32,943.40
Deferred Purchase Price Interest Paid from Excess Distribution             $     32,943.40
Preliminary Deferred Purchase Price Interest Carryover
 Shortfall (Current Period)                                                $          0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)         $          0.00
Interest Due (in Arrears) on Above Shortfall                               $          0.00
Interest Accrued on Certificates this period                               $        265.67
Certificateholders' Interest Paid from Excess Distribution                 $        265.67
Certificateholders' Interest Carryover Shortfall (Current Period)          $          0.00

Total Excess Distribution Amount Remaining                                 $  1,904,382.45

Deferred Purchase Price Principal Carryover
 Shortfall (Previous Period)                                               $          0.00
Deferred Purchase Price Principal Distributable Amount
 current period (including Carryover Shortfall)                            $          0.00
Deferred Purchase Price Principal Distributable Amount Paid from
 Fixed and Floating Rate Excess Distrbution                                $          0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall
 (Current Period)                                                          $          0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)        $          0.00
Certificateholders' Principal Distributable Amount current
 period (including Carryover Shortfall)                                    $          0.00
Certificateholders' Principal Distributable Amount Paid from Fixed
 and Floating Rate Excess Distrbution                                      $          0.00
Preliminary Certificateholders' Principal Carryover Shortfall
 (Current Period)                                                          $          0.00

Total Excess Distribution Amount Remaining                                 $  1,904,382.45


Servicing Fee Shortfall (Previous Period)                                  $          0.00
Servicing Fees Accrued during this Period                                  $    437,691.03
Adjustment to Servicing Fee                                                $          0.00
Adjustment to Excess Distribution Amount Remaining                         $          0.00
Servicing Fees Paid this Period from Excess Distribution                   $    437,691.03
Servicing Fee Shortfall                                                    $          0.00

Total Excess Distribution Amount Remaining                                 $  1,466,691.42


8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                   $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                   $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                   $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-4 Notes                                                   $          0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to B Notes                                                     $          0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)            $          0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)            $          0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)            $          0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)            $          0.00
B Noteholders' Principal Carryover Shortfall (Current Period)              $          0.00
Deferred Purchase Price Interest Carryover
 Shortfall (Current Period)                                                $          0.00
Deferred Purchase Price Principal Carryover
 Shortfall (Current Period)                                                $          0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)         $          0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)        $          0.00

A-1 Note Principal Balance (End of Period)                                 $ 95,632,758.71
A-2 Note Principal Balance (End of Period)                                 $200,000,000.00
A-3 Note Principal Balance (End of Period)                                 $140,000,000.00
A-4 Note Principal Balance (End of Period)                                 $134,794,000.00
B Note Principal Balance (End of Period)                                   $ 24,288,614.95
Deferred Purchase Price Principal Balance (End of Period)                  $ 12,400,000.00
Certificate Principal Balance (end of Period)                              $    100,000.00
Total Principal Balance of Notes, Deferred Purchase Price
 and Certificates (End of Period)                                          $607,215,373.66

A-1 Note Pool Factor (End of Period)                                             0.8485152
A-2 Note Pool Factor (End of Period)                                             1.0000000
A-3 Note Pool Factor (End of Period)                                             1.0000000
A-4 Note Pool Factor (End of Period)                                             1.0000000
B Note Pool Factor (End of Period)                                               0.9715446
Deferred Purchase Price Pool Factor (End of Period)                              1.0000000
Certificate Pool Factor (endof Period)                                           1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool
 Factor (End of Period)                                                          0.9715446

Specified Spread Account Balance (after all
 distributions and adjustments)                                            $ 10,504,584.78

Yield Supplement Account Balance (after all distributions
 and adjustment):                                                          $  2,245,332.87


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                              15-Sep-98

(1) Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                    $17,073,241.29
        per $1,000 original principal amount:                                                $151.48

   (b)  A-2 Notes:                                                                             $0.00
        per $1,000 original principal amount:                                                  $0.00


   (c)  A-3 Notes:                                                                             $0.00
        per $1,000 original principal amount:                                                  $0.00

   (d)  A-4 Notes:                                                                             $0.00
        per $1,000 original principal amount:                                                  $0.00

   (e)  B Notes:                                                                         $711,385.05
        per $1,000 original principal amount:                                                 $28.46

   (f)  Total                                                                         $17,784,626.34

(2) Interest Paid on the Notes

   (a)  A-1 Notes:                                                                       $351,110.50
        per $1,000 original principal amount:                                                  $3.12


   (b)  A-2 Notes:                                                                       $601,666.67
        per $1,000 original principal amount:                                                  $3.01

   (c)  A-3 Notes:                                                                       $429,294.44
        per $1,000 original principal amount:                                                  $3.07

   (d)  A-4 Notes:                                                                       $421,156.36
        per $1,000 original principal amount:                                                  $3.12

   (e)  B Notes:                                                                          $79,034.72
        per $1,000 original principal amount:                                                  $3.16

   (f)  Total                                                                          $1,882,262.69

(3) Pool Balance at the end of the related Collection Period                         $607,215,373.66

(4) After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                $95,632,758.71
       (ii)  A-1 Note Pool Factor:                                                         0.8485152

   (b) (i)  outstanding principal amount of A-2 Notes:                               $200,000,000.00
       (ii)  A-2 Note Pool Factor:                                                         1.0000000


   (c) (i)  outstanding principal amount of A-3 Notes:                               $140,000,000.00
       (ii)  A-3 Note Pool Factor:                                                         1.0000000


   (d) (i)  outstanding principal amount of A-4 Notes:                               $134,794,000.00
       (ii)  A-4 Note Pool Factor:                                                         1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                  $24,288,614.95
       (ii)  B Note Pool Factor:                                                           0.9715446

   (f) (i)  Deferred Purchase Price Balance                                           $12,400,000.00
       (ii)  Deferred Purchase Price Pool Factor:                                          1.0000000

   (g) (i)  Certificate Balance                                                          $100,000.00
       (ii)  Certificate Pool Factor:                                                     1.00000000

(5) Amount of Servicing Fee:                                                             $437,691.03
      per $1,000 Beginning of Collection Period:                                          0.95170852

(6) Amount of Administration Fee:                                                            $166.67
      per $1,000 Beginning of Collection Period:                                          0.00036240

(7) Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8) Aggregate amount of Realized Losses for the
      Collection Period:                                                                       $0.00

(9) Amount in Spread Account:                                                         $10,504,584.78

(10) Amount in Pre-Funding Account:                                                            $0.00

(11) For the Final payment date with respect to the Funding Period, the                           NA
    Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                         $0.00

(13) Amount in Yield Supplement Account:                                               $2,245,332.87
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS



$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                              15-Sep-98

(1) Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                    $17,073,241.29
        per $1,000 original principal amount:                                                $151.48

   (b)  A-2 Notes:                                                                             $0.00
         per $1,000 original principal amount:                                                 $0.00

   (c)  A-3 Notes:                                                                             $0.00
         per $1,000 original principal amount:                                                 $0.00

   (d)  A-4 Notes:                                                                             $0.00
         per $1,000 original principal amount:                                                 $0.00

   (e)  B Notes:                                                                         $711,385.05
        per $1,000 original principal amount:                                                 $28.46

   (f)  Deferred Purchase Price:                                                               $0.00
        per $1,000 original principal amount:                                                  $0.00

   (g)  Certificates:                                                                           0.00
        per $1,000 original principal amount:                                                  $0.00

   (h)  Total:                                                                        $17,784,626.34

(2) Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                       $351,110.50
        per $1,000 original principal amount:                                                  $3.12

   (b)  A-2 Notes:                                                                       $601,666.67
        per $1,000 original principal amount:                                                  $3.01

   (c)  A-3 Notes:                                                                       $429,294.44
        per $1,000 original principal amount:                                                  $3.07

   (d)  A-4 Notes:                                                                       $421,156.36
        per $1,000 original principal amount:                                                  $3.12

   (e)  B Notes:                                                                          $79,034.72
        per $1,000 original principal amount:                                                  $3.16

   (f)  Deferred Purchase Price:                                                          $32,943.40
        per $1,000 original principal amount:                                                  $2.66

   (g)  Certificates:                                                                        $265.67
        per $1,000 original principal amount:                                                  $2.66

   (h)  Total:                                                                         $1,915,471.76

(3) Pool Balance at end of related Collection Period:                                $607,215,373.66

(4) After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                 $95,632,758.71
       (ii) A-1 Note Pool Factor:                                                           0.8485152

   (b) (i)  outstanding principal amount of A-2 Notes:                                $200,000,000.00
       (ii) A-2 Note Pool Factor:                                                           1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                $140,000,000.00
       (ii) A-3 Note Pool Factor:                                                           1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                $134,794,000.00
       (ii) A-4 Note Pool Factor:                                                           1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                   $24,288,614.95
       (ii) C Note Pool Factor:                                                             0.9715446

   (f) (i)  Deferred Purchase Price Balance                                            $12,400,000.00
       (ii) Certificate Pool Factor:                                                        1.0000000

   (g) (i)  Certificate Balance                                                            100,000.00
       (ii) Certificate Pool Factor:                                                        1.0000000

(5) Amount of Servicing Fee:                                                              $437,691.03
      per $1,000 Beginning of Collection Period:                                            0.9517085

(6) Amount of Administration Fee:                                                             $166.67
      per $1,000 Beginning of Collection Period:                                            0.0003624

(7) Aggregate Purchase Amounts for Collection Period:                                           $0.00

(8) Aggregate amount of Realized Losses for the
      Collection Period:                                                                        $0.00

(9) Amount in Spread Account:                                                          $10,504,584.78

(10) Amount in Pre-Funding Account:                                                             $0.00



(11)  For the Final payment date with respect to the Funding Period, the                          NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                        $0.00

(13)  Amount in Yield Supplement Account:                                              $2,245,332.87

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                              15-Sep-98

(1) Payment of Administration Fee to Administrator:                                          $166.67

(2) Offered Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:                                         $1,882,262.69

(3) Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                $17,784,626.34

(4) Deferred Purchase Price Interest Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                         $32,943.40

(5) Deferred Purchase Price Principal Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                              $0.00

(6) Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                $265.67

(7) Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                  $0.00

(8) Payment of Servicing Fee to Servicer:                                                $437,691.03

(9) Release to Seller from Excess Collections over Distributions                       $1,466,691.42

Check for Error                                                                       NO ERROR
Sum of Above Distributions                                                            $21,604,647.22
Total Distribution Amount plus Releases to Seller                                     $21,604,647.22

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
 $12,400,000 Deferred Purchase Price
    $100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                    15-Sep-98
(1)  Total Distribution Amount:                                                             $21,604,647.22

(2)  Administration Fee:                                                                           $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                       $351,110.50

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                              $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                       $601,666.67

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                              $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                       $429,294.44

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                              $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                       $421,156.36

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                             $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                         $79,034.72

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                               $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                    $1,882,262.69
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                              $17,073,241.29

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                   96.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                      $17,073,241.29

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                       $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                    0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                               $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                       $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                    0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                               $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                       $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                    0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                               $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                   $711,385.05

(31) % of Fixed Rate & Floating Rate Principal Distribution Amount
     applicable to B Noteholders                                                                     4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                  $0.00

(33)  B Noteholders' Principal Distributable Amount:                                           $711,385.05

(34)  Noteholders' Principal Distribution Amount:                                           $17,784,626.34

(35)  Noteholders' Distributable Amount:                                                    $19,666,889.03

(36)  Deposit to Spread Account (from excess collections):                                   $1,937,591.52

(37)  Specified Spread Account Balance (after all distributions and adjustments):           $10,504,584.78
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                    $10,504,584.78

   (b) the Note Balance                                                                    $594,715,373.66

(38)  Spread Account Balance over the Specified Spread Account Balance:                      $3,932,923.73

(39)  Deffered Purchase Price Interest Distribution Amount:                                     $32,943.40

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                          $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to
      Deffered Purchase Price                                                                        0.00%



(42)  Deffered Purchase Price Principal Distributable Amount applicable to current period             $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                         $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                         $0.00

(45)  Deffered Purchase Price Distribution Amount:                                              $32,943.40

(39)  Certificateholders' Interest Distribution Amount:                                            $265.67

(40)  Certificateholders' Interest Carryover Shortfall:                                              $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to
      Certificates                                                                                   0.00%

(42)  Certificates Principal Distributable Amount applicable to current period                        $0.00

(43)  Certificates Principal Carryover Shortfall:                                                    $0.00

(44)  Certificates Principal Distribution Amount:                                                    $0.00

(45)  Certificates Distribution Amount:                                                            $265.67

(46)  Servicing Fee:                                                                           $437,691.03

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
 $12,400,000  Deferred Purchase Price
    $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                    00-Jan-00
(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                     $1,466,691.42
   (b) Release of Excess Amount in Negative Carry Account                                    $1,230,086.41
   (b) Release of Excess Amount in Yield Supplement Account                                          $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                         $525,229,239.02

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                      $95,632,758.71
           A-1 Note Pool Factor:                                                                 0.8485152

           Outstanding Principal Balance of A-2 Notes:                                     $200,000,000.00
           A-2 Note Pool Factor:                                                                 1.0000000

           Outstanding Principal Balance of A-3 Notes:                                     $140,000,000.00
           A-3 Note Pool Factor:                                                                 1.0000000

           Outstanding Principal Balance of A-4 Notes:                                     $134,794,000.00
           A-4 Note Pool Factor:                                                                 1.0000000

           Outstanding Principal Balance of B Notes:                                        $24,288,614.95
           B Note Pool Factor:                                                                   0.9715446

           Outstanding Principal Balance of the Deferred Purchase Price:                    $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                  1.0000000

           Outstanding Principal Balance of the Certificates:                                   100,000.00

           Certificate Pool Factor:                                                              1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                      $0.00


(52)  Aggregate Amount of Realized Losses for the related Collection Period:                         $0.00

(53)  Spread Account Balance after giving effect to all distributions:                      $10,504,584.78


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment 1063 Loan Trust 1998-A is provided to Moody's for the following collection period.

          Pool Balance on                                                                        31-Jul-98
                                                                                           $525,229,239.02
          Pool Balance on                                                                        04-Sep-98
                                                                                           $607,215,373.66


          Realized Losses during collection period:                                                  $0.00


          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                         $24,700.63


          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                       $0.00

Total Collections During the Collection Period:                                             $21,304,175.57

Sincerely,



Peter Hong
Case Credit Corporation

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